--------------------------------------------------------------------------------

                FUNDING, CONSTRUCTION AGENCY, OPEN END MORTGAGE
                              AND LEASE AGREEMENT

                     THIS DOCUMENT SECURES FUTURE ADVANCES

                         dated as of February 14, 1997
                    to be effective as of February ___, 1997

                                    between

                          1997-1 VALLEY STREAM TRUST,
                              Lessor and mortgagee

                                      and

                          IKON OFFICE SOLUTIONS, INC.
                       (f/k/a Alco Standard Corporation)
                            as Lessee and mortgagor

--------------------------------------------------------------------------------

                  Construction Program for an Office Facility
                        in Chester County, Pennsylvania

--------------------------------------------------------------------------------

THIS LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE "ORIGINAL EXECUTED COUNTERPART NO. 1", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY LESSOR ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.

SEE SECTION 2.9 FOR THE NATURE OF THIS TRANSACTION AND INTENTION OF THE PARTIES.

THIS COUNTERPART IS [NOT] THE ORIGINAL EXECUTED COUNTERPART NO. 1.

                FUNDING, CONSTRUCTION AGENCY, OPEN END MORTGAGE
                              AND LEASE AGREEMENT


     This FUNDING, CONSTRUCTION AGENCY, OPEN END MORTGAGE AND LEASE AGREEMENT (as amended and supplemented from time to time, this "Lease") entered into as of
                                                      -----
February 14, 1997, to be effective as of February ___, 1997, between 1997-1 VALLEY STREAM TRUST, a Delaware business trust, as lessor ("Lessor") and as
                                                            ------
mortgagee, and IKON OFFICE SOLUTIONS, INC. (f/k/a Alco Standard Corporation), an Ohio corporation, as lessee ("Lessee") and as mortgagor.
                              ------


                                    RECITALS
                                    --------

     A. On the Initial Advance Date, (i) Seller will transfer to Lessor Seller's fee simple title in and to the land described on Schedule II attached
                                                          -----------
hereto (the "Land"), the office building consisting of approximately 115,000
             ----
square feet and other buildings, structures, fixtures and improvements (excluding any trade fixtures) located thereon (the "Facility"), the Appurtenant
                                                     --------
Rights and the Personal Property (the Land, the Facility, the Appurtenant Rights and the Personal Property, together with the Permits in favor of or acquired on behalf of Lessor, being referred to herein collectively as the "Leased
                                                                ------
Property"), (ii) Lessor shall advance funds to pay or reimburse the Construction Agent for the Acquisition Costs, (iii) Lessor shall also advance funds to Lessee for the purpose of Lessee paying the Transaction Costs and (iv) Lessor shall lease to Lessee the Leased Property.

     B. Subject to the terms and conditions hereof, on each Construction Advance Date, Lessor shall advance funds to Lessee to reimburse Lessee for costs incurred by Lessee on Lessor's behalf to construct the Financed Improvements.

     NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained and intending to be legally bound hereby, the parties hereto agree as follows:


SECTION 1.  DEFINITIONS.

     In this Lease and each other Operative Document, unless the context otherwise requires:

     (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

     (b) words importing the singular, where appropriate, include the plural and vice versa;

     (c)  words importing a gender include any gender;

     (d) a reference in any Operative Document to a part, clause, section, exhibit or schedule without further description is a reference to a part, clause and section of, and exhibit and schedule to, such Operative Document;

     (e) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws amending, supplementing, supplanting, varying, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

     (f) a reference to a document includes, unless the context thereof otherwise requires, any amendment or supplement to, or replacement or novation of, that document;

     (g) a reference to a party to a document includes that party's successors and permitted assigns; and

     (h) a reference to "including" means including without limiting the generality of any description preceding such term and for purposes hereof a general statement followed by or referable to an enumeration of specific matters shall not be limited to matters similar to those specifically mentioned.

     Further, each of the parties to the Operative Documents and their counsel have reviewed and revised the Operative Documents, or requested revisions thereto, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in construing and interpreting the Operative Documents.

     "Acquisition Costs" shall mean the cost of the acquisition of the Leased
      -----------------
Property.

     "Advance" shall mean each advance of a Certificate Purchaser Amount by a
      -------
Certificate Purchaser.

     "Advance Date" shall mean the Initial Advance Date and each Construction
      ------------
Advance Date.

     "Advance Date Notice" shall mean the Initial Advance Date Notice and each
      -------------------
Construction Advance Date Notice.

     "Affiliate" of any Person shall mean any other Person directly or
      ---------
indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlling,"
      -------                                                    -----------
"controlled by" and "under common control with"), as used with respect to any
 -------------       -------------------------
Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise, provided
                                                                        --------
(but without limiting the foregoing) that no pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to constitute control over such Person.

     "Alterations" shall have the meaning provided in Section 5.2(a).
      -----------                                     --------------

     "Alternate Base Rate" shall mean, for any period, an interest rate per
      -------------------
annum equal to the sum of (i) the Federal Funds Effective Rate most recently determined by Certificate Trustee plus .50% and (ii) the Applicable Margin. If
                                  ----
the aforesaid rate changes from time to time after the Documentation Date, the Alternate Base Rate shall be automatically increased or decreased, if appropriate and as the case may be, without notice to Lessee or Lessor, as of the effective time of each change, provided that Certificate Trustee shall endeavor to notify Lessee of any such change but shall have no liability for any failure to do so.

     "Applicable Facility Fee Rate" shall mean, with respect to each
      ----------------------------
determination of the Facility Fee, the percentage in the column below marked "Facility Fee Rate" opposite the senior long-term debt rating of Lessee from S&P and Moody's on the determination date:

Level        Ratings                LIBO        Facility   Applicable
                                    Spread      Fee Rate     Margin
----------------------------------  --------    --------   ----------
 1     A+ or better from S&P        13.0        6.5        19.5
       A1 or better from Moody's    basis       basis      basis
                                    points      points     points

 2     A from S&P                   14.0        7.0        21.0
       A2 from Moody's              basis       basis      basis
                                    points      points     points

 3     A- from S&P                  14.5        8.0        22.5
       A3 from Moody's              basis       basis      basis
                                    points      points     points

 4     BBB+ or lower from S&P       18.5        9.0        27.5
       Baa1 or lower from           basis       basis      basis
       Moody's                      points      points     points


If the ratings established by S&P and Moody's fall within different levels, the Applicable Facility Fee Rate shall be based on the higher of the two ratings. If the ratings of either S&P or

Moody's changes, the Applicable Facility Fee Rate shall adjust, and such adjustment shall be effective with respect to the first LIBO Calculation Period commencing after such change in rating is first publicly announced.

     "Applicable Law" shall mean all existing and future applicable laws
      --------------
(including Environmental Laws), rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of, and interpretations by, any Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment) affecting Lessee or any of the Leased Property.

     "Applicable Margin" shall mean, with respect to each determination of the
      -----------------
Yield Rate, the percentage in the column below marked "Applicable Margin" opposite the senior long-term debt rating of Lessee from S&P and Moody's on the determination date:

Level         Ratings               LIBO        Facility   Applicable
                                    Spread      Fee Rate     Margin
---------------------------------   ------      --------   ----------
 1     A+ or better from S&P        13.0        6.5        19.5
       A1 or better from Moody's    basis       basis      basis
                                    points      points     points

 2     A from S&P                   14.0        7.0        21.0
       A2 from Moody's              basis       basis      basis
                                    points      points     points

 3     A- from S&P                  14.5        8.0        22.5
       A3 from Moody's              basis       basis      basis
                                    points      points     points

 4     BBB+ or lower from S&P       18.5        9.0        27.5
       Baa1 or lower from           basis       basis      basis
       Moody's                      points      points     points


If the ratings established by S&P and Moody's fall within different levels, the Applicable Margin shall be based on the higher of the two ratings. If the ratings of either S&P or Moody's changes, the Applicable Margin shall adjust, and such adjustment shall be effective with respect to the first LIBO Calculation Period commencing after such change in rating is first publicly announced.

     "Applicable Percentage" shall mean (a) for the Basic Term, 80%, and (b) for
      ---------------------
each Renewal Term, the percentage calculated on or about the date of the commencement of such Renewal Term in order that such Renewal Term will be reported as an operating lease for financial accounting purposes.

     "Applicable Percentage Amount" shall mean, as of any date of determination,
      ----------------------------
the product obtained by multiplying the sum of the aggregate original Certificate Purchaser Amounts of both classes of the Certificates by the Applicable Percentage.

     "Appraisal" shall mean the appraisal of the Leased Property from the
      ---------
Appraiser received pursuant to Sections 3.1(c) and 9.4 of this Lease.
                               ---------------     ---

     "Appraiser" shall mean Joseph Dennis Pasquarella & Co. or such other Person
      ---------
as may be selected by the Required Certificate Purchasers.

     "Appurtenant Rights" shall mean (i) all agreements, easements, rights of
      ------------------
way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land or the Facility, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the Land.

     "Architect" shall mean The Ballinger Company or another registered
      ---------
architect or certified professional engineer for the Construction Agent or Lessee (which, unless otherwise expressly provided, may be an employee of Lessee).

     "Architect's Agreement" shall mean the agreement dated October 1, 1996
      ---------------------
between IKON Office Solutions Holding Company (f/k/a IKON Office Solutions, Inc.), a Delaware corporation, and the Architect for the design of the Financed Improvements.

     "Arrangement Fee" shall mean the fee payable to the Arranger by Lessee
      ---------------
pursuant to a letter agreement dated January 14, 1997.

     "Arranger" shall mean BA Leasing & Capital Corporation.
      --------

     "Assignment of Purchase Agreement" shall mean an assignment of all of the
      --------------------------------
rights of IKON Office Solutions Holding Company (f/k/a IKON Office Solutions, Inc.), a Delaware corporation, under the Purchase Agreement to Lessor, which assignment shall be in form and substance satisfactory to Lessor and the Certificate Purchasers.

     "Authority" shall mean any applicable foreign, Federal, state, county,
      ---------
municipal or other government, quasi-government or regulatory authority, agency, board, body, commission, instrumentality, court or tribunal, or any political subdivision of any thereof, or arbitrator or panel of arbitrators.

     "Authorized Officer" shall mean any officer in the Corporate Trust
      ------------------
Administration Department of the Certificate Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Certificate Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Available Commitments" means an amount equal to the excess, if any, of (a)
      ---------------------
the amount of the Total Commitments over (b) the aggregate original amount of the Certificate Purchaser Amounts.

     "Bank" shall mean Wilmington Trust Company, a Delaware banking corporation.
      ----

     "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978.
      ---------------

     "Basic Rent" shall mean an amount payable on each Payment Date during the
      ----------
Basic Term and each Renewal Term equal to the aggregate Yield Amount payable on such Payment Date on the Certificates.

     "Basic Term" shall have the meaning provided in Section 4.2.
      ----------                                     -----------

     "Basic Term Expiration Date" shall have the meaning provided in Section
      --------------------------                                     -------
4.2.
---
     "Bill of Sale" shall mean the bill of sale from Seller to Lessor with
      ------------
respect to the Personal Property, substantially in the form of Exhibit A hereto.
                                                               ---------

     "Board of Directors" shall mean, with respect to a corporation, either the
      ------------------
board of directors or any duly authorized committee of that board of directors which, pursuant to the by-laws of such corporation, has the same authority as that board of directors as to the matter at issue.

     "Business Day" shall mean (i) for all purposes other than as covered by
      ------------
clause (ii) below, any day excluding Saturday, Sunday and any day which shall be
-----------
in the City of San Francisco and the City of Wilmington, Delaware a legal holiday or a day on which banking institutions are authorized by law or other government action to close and (ii) with respect to all notices and determinations in connection with an Advance Date Notice and payments of Rent, any day which is a Business Day described in clause (i) above and which is also
                                             ----------
(a) any day except a day which, in London, shall be a legal holiday or a day on which banking institutions are authorized by law or other government action to close and (b) a day for trading by and between banks in deposits of U.S. Dollars in the interbank market.

     "Casualty" shall mean an event of damage or casualty pertaining to any
      --------
portion or all of the Leased Property which does not constitute an Event of Loss.

     "Certificates" shall mean those certain Class A Certificates and Class B
      ------------
Certificates issued to the Certificate Purchasers pursuant to the Trust Agreement, substantially in the form of Exhibit A and Exhibit B thereto, respectively, and any and all Certificates issued in replacement or exchange therefor.

     "Certificate Purchaser" shall have the meaning provided in the preamble to
      ---------------------
the Trust Agreement.

     "Certificate Purchaser Amount" shall mean, with respect to any Certificate
      ----------------------------
as of any date of determination, the aggregate unpaid face amount of such Certificate.

     "Certificate Purchaser Commitment" shall mean, as to any Certificate
      --------------------------------
Purchaser, its obligation to make amounts available to Lessor from time to time in an aggregate amount not to exceed the amount set forth opposite such Certificate Purchaser's name on Schedule I to the Trust Agreement.

     "Certificate Purchaser Percentage" shall mean, as to any Certificate
      --------------------------------
Purchaser, at a particular time, the percentage of the aggregate Total Commitments in effect at such time represented by the amount of such Certificate Purchaser's Certificate Purchaser Commitment, or if there are no Certificate Purchaser Commitments then in effect, the percentage of the aggregate Certificate Purchaser Amounts represented by such Certificate Purchaser's Certificates.

     "Certificate Register" shall have the meaning provided in Section 2.8 of
      --------------------
the Trust Agreement.

     "Certificate Trustee" shall mean Wilmington Trust Company, a Delaware
      -------------------
banking corporation, not in its individual capacity but solely as trustee under the Trust Agreement.

     "Claims" shall mean liabilities, obligations, damages, losses, demands,
      ------
penalties, interest, fines, claims, actions, suits, judgments, settlements, utility charges, costs, fees, expenses and disbursements (including legal fees (including allocated time charges of internal counsel) and expenses and costs of investigation which, in the case of counsel or investigators retained by an Indemnitee, shall be reasonable) whether any of the foregoing be founded or unfounded, of any kind and nature whatsoever.

     "Class A Certificate" shall have the meaning set forth in the Trust
      -------------------
Agreement.

     "Class B Certificate" shall have the meaning set forth in the Trust
      -------------------
Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, or any
      ----
successor thereto.

     "Condemnation" shall mean any condemnation, requisition, confiscation,
      ------------
seizure or other taking or sale of the use, occupancy or title to any portion of the Leased Property in, by or on account of any actual or threatened eminent domain proceeding or other action by any Authority or other Person under the power of eminent domain or otherwise or any transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use, occupancy or title is taken.

     "Consolidated Net Worth" shall be determined in accordance with GAAP and
      ----------------------
shall mean the sum (as reflected in the consolidated balance sheet of Lessee and its Consolidated Subsidiaries) of (i) the stated dollar amount of outstanding capital stock plus (ii) the stated dollar amount of additional paid in capital, if any, plus (iii) the amount of surplus and retained earnings minus (iv) the cost of treasury shares and the excess of redemption value over the stated value of preferred stock of Lessee and its Consolidated Subsidiaries.

     "Consolidated Subsidiaries" shall mean all Subsidiaries.
      -------------------------

     "Consolidated Total Assets" shall mean the total assets of Lessee and its
      -------------------------
Consolidated Subsidiaries computed on a consolidated basis in accordance with GAAP.

     "Construction Advance" shall mean each Advance for all or a portion of the
      --------------------
Construction Costs.

     "Construction Advance Date" shall mean each date on which Construction
      -------------------------
Costs are advanced.

     "Construction Advance Date Notice" shall have the meaning provided in
      --------------------------------
Section 2.5 hereof.
-----------

     "Construction Agent" shall have the meaning provided in Section 2.4(a).
      ------------------                                     --------------

     "Construction Certificate" shall have the meaning provided in Section
      ------------------------                                     -------
3.2(e).
------

     "Construction Completion Date" shall mean the earlier of (a) the date
      ----------------------------
Substantial Completion is first achieved and (b) the later of (i) the Scheduled Construction Termination Date and (ii) if a Force Majeure Event occurs which results in a delay in Substantial Completion, one month after the Scheduled Construction Termination Date.

     "Construction Contract" shall mean the general construction contract for
      ---------------------
the construction of the Financed Improvements between Lessee and the General Contractor.

     "Construction Costs" shall mean all capital expenditures, including hard
      ------------------
and Soft Costs incurred in connection with the construction of the Financed Improvements.

     "Controlling Person" shall have the meaning provided in Section 8.1(m).
      ------------------                                     --------------

     "Corporate Trust Administration Department" shall mean the principal
      -----------------------------------------
corporate trust office of Certificate Trustee, located in Wilmington, Delaware or at such other office at which the corporate trust business of Certificate Trustee shall be administered which Certificate Trustee shall have specified by notice in writing to Lessee, Lessor and each Certificate Purchaser.

     "Credit Agreement" shall mean that certain Credit Agreement, dated as of
      ----------------
December 16, 1996, as amended, supplemented or otherwise modified from time to time, among Lessee, certain of its Subsidiaries, various financial institutions and CoreStates Bank, N.A., as agent.

     "Debt" shall mean (i) Funded Debt and (ii) any portions of notes payable
      ----
and capital lease obligations which are classified as current liabilities.

     "Deed" shall mean a general warranty deed from Seller in the form of
      ----
Exhibit B hereto.
---------

     "Default" shall mean any condition, event or act, which with notice or
      -------
lapse of time or both, would become an Event of Default.

     "Documentation Date" shall have the meaning provided in Section 2.1(a).
      ------------------                                     --------------

     "Employee Benefit Plan" shall have the meaning provided in Section 10.1(c).
      ---------------------                                     ---------------

     "Environmental Audit" shall mean a Phase One environmental site assessment
      -------------------
(the scope and performance of which meets or exceeds ASTM Standard Practice E1527-93 Standard Practice for Environmental Site Assessments: Phase One Environmental Site Assessment Process ("ASTM Standard")) of the Leased Property
                                        -------------
on or before the Initial Advance Date or of the Leased Property to be sold pursuant to the Sale Option and any additional environmental assessments requested by the Required Certificate Purchasers in good faith.

     "Environmental Certificate" shall have the meaning provided in Section
      -------------------------                                     -------
3.1(g).
------

     "Environmental Engineer" shall mean Professional Service Industries or such
      ----------------------
other environmental consulting firm as Construction Agent may from time to time select, subject to the approval of the Required Certificate Purchasers.

     "Environmental Indemnity" shall mean the Environmental Indemnity dated as
      -----------------------
of the effective date hereof by Lessee.

     "Environmental Laws" shall mean and include the Resource Conservation and
      ------------------
Recovery Act of 1976, (RCRA) 42 U.S.C. (S)(S) 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)(S) 9601-9657, (CERCLA), the Hazardous Materials Transportation Act of 1975, 49 U.S.C. (S)(S) 1801-1812, the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2671, the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)(S) 136 et seq., the Clean Water Act, 33 U.S.C. (S)(S) 1251 et seq., and all similar Federal, state and local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations, and any other Federal, state or local laws, ordinances, rules, codes and regulations relating to the environment, human health or natural resources or the regulation or control of or imposing liability or standards of conduct concerning the environment, human health, Hazardous Material or the clean-up, remediation or response in connection with any of the Leased Property.

     "Environmental Permits" shall mean all permits, licenses, authorizations,
      ---------------------
registrations, certificates and approvals of Authorities required by Environmental Laws.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended, or any successor thereto.

     "ERISA Affiliate" shall have the meaning provided in Section 10.1(c).
      ---------------                                     ---------------

     "ERISA Plan" shall mean an "employee benefit plan" as defined in Section
      ----------
3(3) of ERISA which is subject to Title I of ERISA, or a "plan" covered by
Section 4975 of the Code.

     "Event of Default" shall have the meaning provided in Section 8.1.
      ----------------                                     -----------

     "Event of Loss" shall mean (x) the actual or constructive substantial loss
      -------------
of the Facility or damage to the Facility to an extent rendering repair impractical or uneconomical, in any case as reasonably determined in good faith by the Board of Directors of Lessee, such determination to be made promptly after the occurrence of such event and to be evidenced by an Officer's Certificate of Lessee delivered to Certificate Trustee and each Certificate Purchaser, (y) damage to the Facility which results in an insurance settlement on the basis of a total loss or constructive total loss (including title insurance proceeds) in respect of a total loss of the Facility, or (z) an Event of Taking.

     "Event of Taking" shall mean (A) taking of title to the Leased Property or
      ---------------
(B) any condemnation (other than a requisition of temporary use) or requisition of use for a period scheduled to last beyond the end of the Lease Term (or which in fact is continuing on the Lease Termination Date even if not scheduled to last beyond the Lease Term), in either case resulting in (i) the loss of use or possession of substantially all of the Leased Property or (ii) the loss of use or possession of a material portion of the Leased Property, in either of clause
                                                                         ------
(i) or clause (ii), as reasonably determined in good faith by the Board of
---    -----------
Directors of Lessee, such determination to be made promptly after the occurrence of such event and to be evidenced by an Officer's Certificate of Lessee delivered to Certificate Trustee and each Certificate Purchaser.

     "Excluded Amounts" shall mean:
      ----------------

         (a) all indemnity payments and expenses to which Lessor, Certificate Trustee, Bank or any Certificate Purchaser (or the respective successors, assigns, agents, officers, directors or employees of any such Person) is entitled pursuant to the Operative Documents;

         (b) any amounts payable under any Operative Document to reimburse Lessor, Certificate Trustee, Bank or any Certificate Purchaser (including the reasonable expenses of Lessor, Certificate Trustee, Bank and any Certificate Purchaser incurred in connection with any such payment) for performing any of the obligations of Lessee under and as permitted by any Operative Document;

         (c) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies payable to Lessor, Certificate Trustee, Bank or any Certificate Purchaser (or the respective successors, assigns, agents, officers, directors or employees of any such Person);

         (d) any insurance proceeds under policies maintained by Lessor, Certificate Trustee, Bank or any Certificate Purchaser and not required to be maintained by Lessee under this Lease;

         (e) any amounts payable to Lessor, Certificate Trustee, Bank or any Certificate Purchaser pursuant to Section 3.1(k) or Section 8.2(iii)(C),
                                  --------------    -------------------
whether or not such amounts are or can be characterized as Supplemental Rent;
and

         (f)  any payments of interest on payments referred to in clauses (a)
                                                                  -----------
through (e) above.
        ---

     "Excluded Debt" shall have the meaning provided in Section 11.1(f).
      -------------                                     ---------------

     "Facility" shall have the meaning provided in the Recitals.
      --------

     "Facility Fee" shall have the meaning set forth in Section 2.14 hereof.
      ------------                                      ------------

     "Facility Period" shall have the meaning set forth in Section 2.14 hereof.
      ---------------                                      ------------

     "Fair Market Value" shall mean, with respect to the Leased Property or any
      -----------------
portion thereof, the retail price a purchaser would pay to purchase the Leased Property or such portion in an arm's-length transaction between a willing buyer and a willing seller, neither of them being under any compulsion to buy or sell. In making any determination of Fair Market Value, the Appraiser may assume the Leased Property or such portion has been maintained in accordance with the requirements of this Lease and that the Leased Property or such portion is in the condition in which it is required to be hereunder as of the date for which such determination is made (unless such fair market value is being determined for purposes of Section 9.4, in which case the foregoing assumptions shall not
                -----------
be made and the Appraiser shall determine the actual condition of the Leased Property or such portion). Appraiser shall use such reasonable methods of appraisal as are chosen by Lessor upon instructions from the Required Certificate Purchasers.

     "Federal Funds Effective Rate" shall mean, for any day, an interest rate
      ----------------------------
per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transaction received by the Certificate Trustee from three Federal funds brokers of recognized standing selected by the Certificate Trustee.

     "Final Maturity Date" shall have the meaning provided in Section 2.1(a) of
      -------------------
the Trust Agreement

     "Final Rent Payment Date" shall have the meaning provided in
      -----------------------
Section 8.2(iii)(B)(1).
----------------------

     "Financed Improvements" shall mean the improvements to the Facility to be
      ---------------------
constructed as described in the Plans and Specifications.

     "Finance Leasing Subsidiaries" shall mean IKON Capital, Inc., a Delaware
      ----------------------------
corporation, IKON Capital Inc., a Canadian corporation, IKON Capital, PLC, an English company, and their respective successor corporations, and such additional Subsidiaries whose primary business is the leasing of products distributed by Lessee and its Subsidiaries.

     "Force Majeure Event" shall mean any event (the existence of which was not
      -------------------
known and would not reasonably have been expected to be discovered through the exercise of commercially reasonable due diligence by the Lessee or the Construction Agent, taking into account the contemplated use of the Land and the construction of the Financed Improvements, prior to the Initial Advance Date) beyond the control of the Lessee and the Construction Agent, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, government activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition or failure to pay or any event, cause or condition which could have been avoided or which could be remedied through the exercise of commercially reasonable efforts or the commercially reasonable expenditure of funds.

     "Funded Debt" shall mean any obligation payable more than one year from the
      -----------
date of the creation thereof which under GAAP is shown on the consolidated balance sheet as a liability (excluding reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute obligations for borrowed money) and including, without limitation, the portion of any such obligation properly classified as a current liability and capitalized leases.

     "Funding" shall have the meaning provided in Section 2.3(a).
      -------                                     --------------

     "GAAP" shall mean generally accepted accounting principles applied on a
      ----
consistent basis.

     "General Contractor" shall mean Structuretone, Inc.
      ------------------

     "Government Action" shall mean all applicable permits, authorizations,
      -----------------
registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Authority, or required by any Applicable Law.

     "Guaranty" shall mean the Guaranty from Lessee to the Certificate
      --------
Purchasers dated as of the effective date hereof.

     "Hazardous Material" shall mean any substance, waste or material which is
      ------------------
toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous by listing characteristic or definition under any Environmental Law, including petroleum, crude oil or any fraction thereof, petroleum derivatives, by-products and other hydrocarbons, asbestos, asbestos containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls (PCBs) and radon gas, and is or becomes regulated by any Authority, including any agency, department, commission, board or instrumentality of the United States, any state or any political subdivision thereof.

      "Indemnitee" shall mean each Certificate Purchaser, Certificate Trustee,
       ----------
Bank and Lessor, any additional, separate or co-trustee appointed in accordance with the terms of the Trust Agreement, and the respective Affiliates, successors, permitted assigns, permitted transferees, invitees, contractors, servants, employees, officers, directors, shareholders, partners, participants, representatives and agents of each of the foregoing Persons; provided, however,
                                                             --------  -------
that in no event shall Lessee be an Indemnitee.

     "Initial Advance Date" shall have the meaning provided in Section 2.2.
      --------------------                                     -----------

     "Initial Advance Date Notice" shall have the meaning provided in Section
      ---------------------------                                     -------
2.5 hereof.
---

     "Initial LIBO Calculation Period" shall mean the period from the
      -------------------------------
Documentation Date until the last Business Day of the calendar month in which the Documentation Date occurs.

     "Insolvency Event" shall mean, with respect to any Person, any event
      ----------------
pursuant to which such Person makes an assignment for the benefit of creditors, files a case or petition in bankruptcy, petitions or applies to any tribunal for the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) for it or for a substantial part of its property, commences any case or proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, consents or acquiesces in the filing of any such petition, application, proceeding or appointment of or taking possession by the custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of such Person or any substantial part of its property, or admits its inability to pay its debts generally as they become due, or authorizes any of the foregoing to be done or taken on behalf of such Person.

     "Insurance Requirements" shall mean all terms and conditions of any
      ----------------------
insurance policy required to be maintained pursuant to this Lease or by the issuer of any such policy.

     "Land" shall have the meaning provided in the Recitals.
      ----

     "Lease" shall have the meaning provided in the introductory paragraph.
      -----

     "Lease Balance" shall mean, as of any date of determination, the sum total
      -------------
of the aggregate unpaid Certificate Purchaser Amounts.

     "Lease Commencement Date" shall mean the Initial Advance Date.
      -----------------------

     "Leased Property" shall have the meaning provided in the Recitals.
      ---------------

     "Lease Term" shall have the meaning provided in Section 4.2.
      ----------                                     -----------

     "Lease Termination Date" shall mean the expiration of the Lease Term or the
      ----------------------
earlier of (a) the termination of Lessee's right to possession as set forth at

Section 8 in connection with an Event of Default or (b) in connection with an
---------
early termination as set forth at Section 6.1 or Section 9.6.
                                  -----------    -----------

     "Lessee" shall have the meaning provided in the introductory paragraph.
      ------

     "Lessor" shall have the meaning provided in the introductory paragraph.
      ------

     "Lessor Liens" shall mean Liens on or against the Lease, the Leased
      ------------
Property, the Trust Estate or any payment of Rent (a) which result from any act of, or any Claim against, Bank, Lessor, any Certificate Trustee or any Certificate Purchaser in any case unrelated to the Overall Transaction, or (b) which result from any Tax owed by any such Person, except for any Tax required to be paid by Lessee under the Operative Documents, including any Tax for which Lessee is obligated to indemnify such Person.

     "Lessor's Policy" shall have the meaning provided in Section 3.1(f).
      ---------------                                     --------------

     "LIBO Calculation Period" shall mean (a) the Initial LIBO Calculation
      -----------------------
Period, (b) thereafter, each one month period beginning on the last Business Day of a calendar month, with each such period ending on (but excluding) the last Business Day of the next succeeding calendar month, and (c) each three month period beginning on and after the Construction Completion Date, with each such three-month period ending on (but excluding) the last Business Day of the last calendar month of such three-month period; provided, however, that no LIBO Calculation Period during
                    --------  -------
the Basic Term or any Renewal Term may end later than the Lease Termination
Date.

     "LIBO Rate" shall mean, with respect to the Lease Balance or any portion
      ---------
thereof, (a) for the Initial LIBO Calculation Period, 5.70% per annum, and (b) for any LIBO Calculation Period thereafter:

         (i) The interest rate for deposits in U.S. Dollars for a period equal to that of the LIBO Calculation Period(s) as of 11:00 a.m., London time, on the second Business Day preceding such LIBO Calculation Period (the "Interest Setting Date") which appears on the Telerate Page 3750 as of
      ---------------------
     11:00 a.m. (London time) on such date or if such page on such service ceases to display such information, such other page as may replace it on that service for the purpose of display of such information (the
     "Telerate Rate"). If such rate does not appear on the Telerate, then the
      -------------
     rate will be determined in accordance with clause (ii) below.
                                                -----------

         (ii) If the Certificate Trustee is unable to determine the Telerate Rate, then on the Interest Setting Date, the Certificate Trustee will determine the arithmetic mean (rounded if necessary to the nearest
     1/16 of 1%) of the interest rate for a period equal to that of the LIBO Calculation Period to which such Interest Setting Date relates quoted on Reuters Screen page "LIBO" or (a) if such page on such service ceases to display such information, such other page as may replace it on that service for the purpose of displaying such information or (b) if that service ceases to display such information, such page as displays such information on such service (or, if more than one, that one approved by the Certificate Trustee as may replace the Reuters Screen) as of 11:00 a.m. (London time) on that Interest Setting Date (the rate quoted as aforesaid being the "LIBOR Screen Rate").
      -----------------

If the Certificate Trustee is to make a determination pursuant to this paragraph and one or more of the LIBO Screen Rates required for such determination shall be unavailable, the determination shall be made on the basis of those rates which are available and if no LIBO Screen Rate is then available, the LIBO Rate shall be determined on the basis of the rate of interest per annum at which deposits in U.S. Dollars are offered by the Certificate Trustee to leading banks in the London interbank market at 11:00 a.m. (London time) on the Interest Setting Date for a period equal to that of the LIBO Calculation Period to which such Interest Setting Date applies.

     "Lien" shall mean any lien, mortgage, deed of trust, encumbrance, pledge,
      ----
charge, lease, easement, servitude, right of others or security interest of any kind, including any thereof arising under any conditional sale or other title retention agreement.

     "Material Adverse Effect" shall mean, with respect to Lessee, any change or
      -----------------------
changes, effect or effects or condition or conditions that individually or in the aggregate are or are likely to be materially adverse to (i) the assets, business, operations, income or condition (financial or otherwise) of Lessee and its Subsidiaries on a consolidated basis, (ii) the Overall Transaction, (iii) the ability of Lessee to perform its material obligations under the Operative Documents to which it is a party, or (iv) the validity or enforceability of any of the Operative Documents or any rights or remedies under any thereof.

     "Memorandum of Lease" shall mean the Memorandum of Lease; Open End Mortgage
      -------------------
substantially in the form of Exhibit C.
                             ---------

     "Moody's" shall mean Moody's Investors Service, Inc.
      -------

     "Mortgage" shall mean the mortgage from Lessee to the Certificate Trustee
      --------
of the Leased Property effective as of the effective date hereof.

     "Multiemployer Plan" shall have the meaning provided in Section 10.1(c).
      ------------------                                     ---------------

     "Net Condemnation Proceeds" shall mean all payments received from any
      -------------------------
Authority relating to an Event of Taking after deducting costs incurred by Lessee, Certificate Trustee or any Certificate Purchaser in respect of receipt thereof.

     "Non-Renewing Certificate Purchaser" shall have the meaning provided in
      ----------------------------------
Section 4.3(b).
--------------

     "Officer's Certificate" of a Person shall mean a certificate signed by the
      ---------------------
Chairman of the Board of Directors or the President or any Executive Vice President or any Senior Vice President or any other Vice President of such Person signing with the Treasurer or any Assistant Treasurer or the Controller or any Assistant Controller, Cashier, Assistant Cashier or the Secretary or any Assistant Secretary of such Person, or by any Vice President who is also Controller, Treasurer or Cashier signing alone.

     "Operative Documents" shall mean this Lease, the Memorandum of Lease, the
      -------------------
Certificates, the Trust Agreement, the Guaranty, the Environmental Indemnity and the Mortgage.

     "Overall Transaction" shall mean all the transactions and activities
      -------------------
referred to in or contemplated by the Operative Documents.

     "Overdue Rate" shall mean the lesser of (a) the highest interest rate
      ------------
permitted by Applicable Law, and (b) an interest rate per annum equal to the Yield Rate plus 2% per annum.
           ----

     "Payment Dates" shall mean the last day of each Rent Period.
      -------------

     "Payment Schedule" shall have the meaning provided in Section 2.3 of the
      ----------------
Trust Agreement.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" shall have the meaning provided in Section 10.1(c).
      ------------                                     ---------------

     "Peril" shall have the meaning provided in Section 6.7(b).
      -----                                     --------------

     "Permits" shall have the meaning provided in Section 10.1(i).
      -------                                     ---------------

     "Permitted Contest" shall mean actions taken by a Person to contest in good
      -----------------
faith, by appropriate proceedings initiated timely and diligently prosecuted, the legality, validity or applicability to any of the Leased Property or any interest therein of any Person of: (a) any law, regulation, rule, judgment, order, or other legal provision or judicial or administrative requirements; (b) any term or condition of, or any revocation or amendment of, or other proceeding relating to, any authorization or other consent, approval or other action by any Authority; or (c) any Lien or Tax; provided that the initiation and prosecution
                                   --------
of such contest would not: (i) result in, or materially increase the risk of, the imposition of any criminal liability on any Indemnitee; (ii) materially and adversely affect the Liens created by the Operative Documents or the right, title or interest of Lessor in or to any of the Leased Property, or the right of Lessor or any Certificate Purchaser to receive payment of all or any portion of Certificate Purchaser Amount or Yield Amount of any Certificate, Rent, Lease Balance or any other amount payable under the Operative Documents; (iii) permit, or pose a material risk of, the sale or forfeiture of, or foreclosure on, the Leased Property or any portion thereof; or (iv) materially and adversely affect the fair market value, utility or remaining useful life of the Leased Property or any interest therein or the continued economic operation thereof; and

provided, further, that in any event adequate reserves in accordance with GAAP
--------  -------
are maintained by such Person against any adverse determination of such contest.

     "Permitted Exceptions" shall mean the exceptions set forth in
      --------------------

Lessor's Policy.

     "Permitted Investments" shall mean (i) full faith and credit obligations of
      ---------------------
the United States of America, or obligations fully guaranteed as to interest and principal by the full faith and credit of the United States of America, maturing in not more than one year from the date such investment is made; (ii) certificates of deposit having a final maturity of not more than one year after the date of issuance thereof of a Certificate Purchaser, Bank or of any other commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $500,000,000 and with a senior unsecured debt credit rating of at least "A" by Moody's Investors Service, Inc. and "A" by Standard & Poor's Ratings Group;
(iii) commercial paper of any Certificate Purchaser or any Affiliate thereof having a remaining term until maturity of not more than 180 days from the date such investment is made; (iv) commercial paper of companies, banks, trust companies or national banking associations (in each case excluding Lessee and its Affiliates) incorporated or doing business under the laws of the United States or one of the states thereof, in each case having a remaining term until maturity of not more than 180 days from the date such investment is made and rated at least P-1 by Moody's Investors Service, Inc. or at least A-1 by Standard & Poor's Ratings Group; and (v) repurchase agreements maturing within one year with any financial institution having combined capital and surplus of not less than $500,000,000 with any of the obligations described in clauses (i)
                                                                    -----------
through (iv) as collateral so long as title to the underlying obligations pass
        ----
to Lessor and such underlying securities shall be segregated in a custodial or trust account for the benefit of Lessor.

     "Permitted Liens" shall mean (i) the respective rights and interests of
      ---------------
Lessee, the Certificate Purchasers and Certificate Trustee, as provided in the Operative Documents; (ii) materialmen's, mechanics', workers', artisan's, repairmen's, employees' or other like Liens securing payment of the price of goods or services rendered in the ordinary course of business for amounts the payment of which is not overdue or is being contested pursuant to a Permitted Contest; (iii) Lessor Liens; (iv) Liens for current Taxes which are not delinquent or the validity of which is being contested pursuant to a Permitted Contest; and (v) Permitted Exceptions.

     "Person" shall mean an individual, corporation, partnership, joint venture,
      ------
limited liability company, limited liability partnership, association, joint-stock company, trust, unincorporated organization or Authority.

     "Personal Property" shall mean the property to be conveyed to Lessor
      -----------------
pursuant to the Bill of Sale.

     "Plans and Specifications" means the plans and specifications for the
      ------------------------
construction of the Financed Improvements, as more particularly described on
Schedule III hereto, as the same may be revised and supplemented from time to
------------
time in accordance with the terms hereof.

     "Proceeds" shall have the meaning provided in Section 9.1(c).
      --------                                     --------------

     "Protective Covenants" shall mean the Protective Covenants For Great Valley
      --------------------
Corporate Center dated January 29, 1985 recorded in Misc. Deed Book 674 page
355.

     "Purchase Agreement" shall have the meaning provided in Section 10.1(r).
      ------------------                                     ---------------

     "Purchase Option" shall have the meaning provided in Section 9.1(b).
      ---------------                                     --------------

     "Purchase Option Exercise Amount" shall mean, as of any date of
      -------------------------------
determination, the sum of (a) the Lease Balance as of the date of purchase, plus
                                                                            ----
(b) all accrued but unpaid Rent, plus (c) all other sums then due and payable
                                 ----
under the Operative Documents, including any breakage costs pursuant to Section
                                                                        -------
7.7, by Lessee or any of its Affiliates.
---

     "Regulated Activity" shall mean the use, Release, generation, treatment,
      ------------------
storage, recycling, transportation or disposal of Hazardous Material to the extent such activities are regulated by any Authority.

     "Regulations" shall mean the income tax regulations promulgated from time
      -----------
to time under and pursuant to the Code.

     "Release" shall mean the release, deposit, disposal or leak of any
      -------
Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

     "Renewal Option" shall have the meaning provided in Section 9.1(a).
      --------------                                     --------------

     "Renewal Request" shall have the meaning provided in Section 4.3(b).
      ---------------                                     --------------

     "Renewal Term" shall have the meaning provided in Section 4.3.
      ------------                                     -----------

     "Rent" shall mean Basic Rent and Supplemental Rent, collectively.
      ----

     "Rent Period" shall mean each LIBO Calculation Period.
      -----------

     "Replacement Certificate Purchaser" shall have the meaning provided in
      ---------------------------------
Section 4.3(b).
--------------

     "Required Certificate Purchasers" shall mean, as of the date of the
      -------------------------------
determination, Certificate Purchasers having unpaid Certificate Purchaser Amounts equal to more than 66 and 2/3% of the aggregate unpaid Certificate Purchaser Amounts.

     "S&P" shall mean Standard & Poor's Ratings Group.
      ---

     "Sale Option" shall have the meaning provided in Section 9.1(c).
      -----------                                     --------------

     "Sale Recourse Amount" shall have the meaning provided in Section 9.1(c).
      --------------------                                     --------------

     "Scheduled Construction Termination Date" shall mean the last Business Day
      ---------------------------------------
of the ninth calendar month after the Initial Advance Date.

     "SEC" shall mean the United States Securities and Exchange Commission.
      ---

     "Securities Act" shall mean the Securities Act of 1933.
      --------------

     "Securities Exchange Act" shall mean the Securities Exchange Act of 1934.
      -----------------------

     "Seller" shall mean Commonwealth Bank.
      ------

     "Soft Costs" shall mean all Construction Costs that are incurred by the
      ----------
Construction Agent for the production of the Plans and Specifications, architectural and engineering fees, legal fees, permit and license fees and other such similar costs.

     "Subsidiary" shall mean, with respect to any Person, any corporation or
      ----------
other entity of which such Person directly or indirectly owns or controls at least a majority of the outstanding stock or other ownership interests having general voting power, including without limitation the right, under ordinary circumstances, to vote for the election of a majority of the board of directors of such corporation or other entity or other Persons performing similar functions.

     "Substantial Completion" means such time as the construction of the
      ----------------------
Financed Improvements shall have been substantially completed in accordance with the Plans and Specifications and all Applicable Law, and the Leased Property (including the Financed Improvements) shall be ready for occupancy and operation, as evidenced by the issuance by the appropriate Authority of certificates of occupancy for all portions of the Facility contemplated by the Plans and Specifications, all in form and substance reasonably satisfactory to Lessor and the Certificate Purchasers.

     "Supplemental Rent" shall mean any and all amounts, liabilities and
      -----------------
obligations other than Basic Rent which Lessee assumes or agrees or is otherwise obligated to pay under this Lease or any other Operative Document (whether or not designated as Supplemental Rent) to Lessor, any Certificate Purchaser or any other Person, including, without limitation, amounts owing under Section 7.1(b) of the Trust Agreement, breakage costs pursuant to Section 7.7 and indemnities
                                                   -----------
and damages for breach of any covenants, representations, warranties or agreements.

     "Surviving Entity" shall have the meaning provided in Section 11.1(b).
      ----------------                                     ---------------

     "Taxes" and "Tax" shall mean any and all fees (including documentation,
      -----       ---
recording, license and registration fees), taxes (including income (whether net, gross or adjusted gross), gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto.

     "Title Insurance Company" shall mean Chicago Title Insurance Company.
      -----------------------

     "Total Commitments" shall mean the aggregate amount of all Certificate
      -----------------
Purchaser Commitments.

     "Transaction Costs" shall mean all costs and expenses in connection with
      -----------------
the preparation, execution and delivery of the Operative Documents and the Overall Transaction, including: (1) the reasonable fees, expenses and disbursements of special documentation counsel to the Certificate Purchasers;
(2) the allocated costs of internal counsel to the Certificate Purchasers; (3) the reasonable fees and expenses of local counsel; (4) costs of title insurance (including leasehold title insurance and all required endorsements); (5) the initial and ongoing fees and reasonable expenses of Lessor and its special counsel; (6) all fees and reasonable expenses payable in connection with the Appraisal; (7) all recording and filing fees incurred in connection with the filing of the Memorandum of Lease, all financing statements and any other documents, including fees and expenses of the Title Insurance Company; (8) all costs and expenses of each company engaged to survey the Leased Property; and
(9) the Arrangement Fee.

     "Trust" shall mean the 1997-1 Valley Stream Trust, as established pursuant
      -----
to the Trust Agreement.

     "Trust Agreement" shall mean the Trust Agreement dated as of the effective
      ---------------
date hereof between Bank, as Certificate Trustee, and the Certificate Purchasers, substantially in the form of Exhibit D.
                                         ---------

     "Trust Estate" shall mean all estate, right, title and interest of Lessor
      ------------
in, to and under the Trust Agreement, the Lease and all of the other Operative Documents, including (i) all amounts (other than Excluded Amounts) of Rent and other payments due or to become due of any kind for or with respect to the Leased Property or payable under any of the foregoing, (ii) any or all payments or proceeds received by Lessor after the termination of the Lease with respect to the Leased Property as the result of the sale, lease or other disposition thereof, and (iii) proceeds of the investments in the Certificates, together with any other moneys, proceeds or property at any time received by Lessor under or in connection with the Operative Documents.

     "UCC" shall mean the Uniform Commercial Code of Pennsylvania or any other
      ---
applicable jurisdiction.

     "Unfunded Pension Liabilities" shall have the meaning provided in Section
      ----------------------------                                     -------
10.1(c).
-------

     "Unrecognized Retiree Welfare Liability" shall have the meaning provided in
      --------------------------------------
Section 10.1(c).
---------------

     "U.S. Dollars" means lawful currency of the United States of America.
      ------------

     "Yield" shall have the meaning provided in the Trust Agreement.
      -----

     "Yield Amount" shall mean, for any LIBO Calculation Period, an amount equal
      ------------
to the sum of (A) Yield on the Class A Certificates and (B) Yield on the Class B Certificates.

     "Yield Rate" shall mean, for any LIBO Calculation Period, the LIBO Rate
      ----------
plus the Applicable Margin.


SECTION 2.  DISBURSEMENT DATE, ADVANCE DATES; FUNDINGS AND LEASE;
            GENERAL PROVISIONS.


     SECTION 2.1.  Documentation Date.  The documentation date (the
                    ------------------
"Documentation Date") shall occur on the earliest date on which all of the
-------------------
following conditions precedent shall have been satisfied:

               (a)  Lease. This Lease, the Guaranty and the Trust Agreement
                    -----
        shall have been duly authorized, executed and delivered by the parties hereto and thereto and shall be in full force and effect.

               (b)  Certain Transaction Costs. Counsel for each of Lessor,
                    -------------------------
        Lessee and the Certificate Purchasers shall have received, to the extent then invoiced, payment in full in cash of all Transaction Costs payable to such counsel pursuant to this Lease.

        SECTION 2.2.  Initial Advance Date.  The initial Advance Date (the
                      --------------------
"Initial Advance Date") shall occur on the earliest date on or before February
---------------------
28, 1997 on which all the conditions precedent thereto set forth in Section 3.1
                                                                    -----------
shall have been satisfied or waived by the applicable parties as set forth therein, and provided that the Arranger shall have received the Arrangement Fee; provided, however, that if the Initial Advance Date does not occur prior to
--------  -------
February 28, 1997, then this Lease shall automatically terminate, Lessee shall pay in full all Transaction Costs not theretofore paid, and each other Operative Document then executed shall terminate. Lessee, Lessor and the Certificate Purchasers shall confirm in writing the occurrence of the Initial Advance Date.

        SECTION 2.3.  Fundings.  (a) Fundings by Certificate Purchasers. Subject
                      --------       ----------------------------------
to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, upon receipt of an Advance Date Notice, on the applicable Advance Date each Certificate Purchaser shall acquire an interest in the Trust Estate by making available to the Certificate Trustee, in accordance with
Section 2.1(b) of the Trust Agreement, an amount in immediately available funds on such Advance Date equal to such Certificate Purchaser's Certificate Purchaser Percentage of the aggregate amount of the requested Advance (a "Funding"), and
                                                                -------
in the aggregate not more than its Certificate Purchaser Commitment. Each such amount made available shall be evidenced by a notation on the grid annexed to the Certificate issued to the related Certificate Purchaser. Each holder of a Certificate shall be entitled to receive the Yield on the Certificate Purchaser Amount set forth in its Certificates payable on each Payment Date.

               (b)  Limitations on Disbursements. The aggregate amount disbursed
                    ----------------------------
by the Certificate Purchasers hereunder shall not exceed (i) in the case of Acquisition Costs, the lesser of (A) $12,000,000 or (B) the actual Acquisition Costs, as supported by the Appraisal, (ii) in the case of Construction Costs and Transaction Costs, the lesser of (A) $6,000,000 or (B) the excess of (x) the as-built Fair Market Value of the Leased Property, including the Financed Improvements, over (y) $12,000,000, and

(iii) in the case of Soft Costs to be funded prior to the initial Construction Advance Date, $500,000.

               (c)  Certificates. Each Certificate shall accrue Yield at the
                    ------------
Yield Rate on the Certificate Purchaser Amount thereof, payable as more fully set forth in the Trust Agreement.

               (d)  Obligations Several. The obligations of the parties to any
                    -------------------
of the Operative Documents under each such Operative Document shall be several and not joint; and no party shall be liable or responsible for the acts or defaults of any other party under any Operative Document.

               (e)  Advances to Lessee. Upon the agreement of all Certificate
                    ------------------
Purchasers, any advance required to be made to Lessee through Lessor pursuant to any Operative Document may be made directly to Lessee by the Certificate Purchasers in lieu of the corresponding advance required to be made by the Certificate Purchasers to Lessee through Lessor pursuant to any Operative Document. Such advance by the Certificate Purchasers to Lessee shall be deemed to constitute (i) the required Advance from the Certificate Purchasers to Lessor, and (ii) the corresponding advance by Lessor to Lessee.

               (f)  Required Dates. There may not be more than one Advance Date
                    --------------
in any calendar month and not more than three Construction Advance Dates, in the aggregate. Each Advance Date specified in an Advance Date Notice shall occur on the last Business Day of a LIBO Calculation Period.

               (g)  Final Advance Date. Notwithstanding anything in this Lease
                    ------------------
to the contrary, neither Lessor nor any Certificate Purchaser shall be obligated to make any Fundings pursuant to this Lease or the Trust Agreement after 5:00 p.m. New York City time on the Construction Completion Date, and no Advance Date may occur following such date.

      SECTION 2.4.  Application of Funds; Purchase and Lease of Leased Property.
                    -----------------------------------------------------------
(a) Subject to the terms and conditions of this Lease, on the Initial Advance Date, Certificate Trustee shall purchase from Seller the Leased Property and pay certain Transaction Costs and may reimburse the Construction Agent for Construction Costs, in each case from funds made available by the Certificate Purchasers pursuant to Section 2.3(a), whereupon Lessor shall lease to Lessee
                       --------------
the Leased Property and Lessee shall accept delivery of and lease from Lessor the Leased Property pursuant to this Lease. Effective on the Initial Advance Date, Lessee is hereby appointed as Lessor's agent to construct the Financed Improvements on the terms and conditions set forth herein (Lessee being referred to in such capacity as the "Construction Agent"). On the Initial Advance Date
                            ------------------
and on each Construction Advance Date, upon the satisfaction of the terms and conditions of this Lease, Certificate Trustee shall make an Advance from funds made available by the Certificate Purchasers pursuant to Section 2.3(a) in the amount specified
                                          --------------
in the applicable Construction Advance Date Notice to reimburse Lessee for Construction Costs incurred by and invoiced to Lessee in its capacity as Construction Agent.

               (b) The proceeds of all amounts paid by the Certificate Purchasers shall be used solely for the following purposes in amounts not to exceed those set forth in Section 2.3 (b): (i) the payment of Acquisition Costs
                          ---------------
on the Initial Advance Date; (ii) the payment of Transaction Costs; and (iii) the payment of Construction Costs.

      SECTION 2.5.  Advance Date Notices and Closings.  At least five (5)
                    ---------------------------------
Business Days prior to each Advance Date, Lessee shall deliver to Certificate Trustee and each Certificate Purchaser an irrevocable written notice (in the case of the Initial Advance Date, the "Initial Advance Date Notice" and in the
                                       ---------------------------
case of a Construction Advance Date, the "Construction Advance Date Notice")
                                          --------------------------------
substantially in the form of Exhibit E, setting forth:
                             ---------

     (i)    the proposed Advance Date;

     (ii) in the case of Acquisition Costs, a description of such Acquisition Costs and the amount thereof

     (iii) in the case of Transaction Costs, a description of such Transaction Costs and the amount thereof;

     (iv) in the case of Construction Costs, a description of the work so funded, the identity of the provider thereof and the amount thereof; and

     (v)    wire transfer instructions for the disbursement of funds.

All documents and instruments required to be delivered on each Advance Date pursuant to this Lease shall be delivered at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019. On the scheduled Advance Date, and subject to the terms and conditions of this Lease, and upon receipt of funds by Certificate Trustee from the Certificate Purchasers sufficient therefor, Certificate Trustee shall make the requested Advance.

     Each Funding and Advance Date shall occur on a Business Day on or after the date hereof, it being understood that there may be a Funding without an Advance Date closing if Lessee has postponed the Advance Date pursuant to Section 2.6,
                                                                  -----------
so long as such Advance Date occurs not later than the third Business Day following the Funding in respect thereof.

      SECTION 2.6.  Postponement of Advance Date.  If any Certificate Purchaser
                    ----------------------------
shall make the Funding requested pursuant to any Advance Date Notice and the relevant Advance Date shall not occur on the date specified in such Advance Date Notice, Lessee shall pay Certificate Trustee, as Supplemental Rent, for the benefit of such Certificate Purchaser, interest on the amount funded by each Certificate Purchaser at the Yield Rate, less any interest earned on behalf of the Certificate Purchasers by investing such funded amounts in Permitted Investments; provided, that this provision shall not be construed to require
             --------
Certificate Trustee to invest such funds. Such interest shall be due and payable by Lessee upon the occurrence of such postponed Advance Date, and such payment shall be an additional condition precedent to such Advance Date; provided, however, that no additional Advance Date Notice shall be required to
--------  -------
be given if an Advance Date is postponed and thereafter timely consummated; and provided, further, that if such Advance Date shall not have occurred by the
--------  -------
third (3rd) Business Day following the Funding in respect thereof, then all such interest shall be due and payable on such date, and Lessor shall refund to each Certificate Purchaser all amounts funded by such Certificate Purchaser and all accrued interest allocable to such Certificate Purchaser.

      SECTION 2.7.  Certificate Purchasers' Instructions to Lessor. Each
                    ----------------------------------------------
Certificate Purchaser agrees that the making of its money available pursuant to
Section 2.3 shall constitute, without further act, authorization and direction
-----------
by such Certificate Purchaser to Lessor to take the actions specified in Section
1.1 of the Trust Agreement.

      SECTION 2.8.  Payments to Certificate Purchasers.  The parties to this
                    ----------------------------------
Lease hereby agree that any payment required to be made to the Certificate Purchasers by Lessor pursuant to any Operative Document shall be made directly to the Certificate Purchasers by Lessee in lieu of the corresponding payment required to be made by Lessee to Lessor pursuant to any Operative Document. Such payment by Lessee to the Certificate Purchasers shall be deemed to constitute
(a) the required payment from Lessee to Lessor, and (b) the corresponding payment by Lessor to the Certificate Purchasers.

      SECTION 2.9.  Nature of Transaction.  (a)  It is the intent of the parties
                    ---------------------
that: (i) the transaction contemplated hereby constitutes an operating lease from Lessor to Lessee for purposes of Lessee's financial reporting only, (ii) the transaction contemplated hereby establishes an ownership interest in the Leased Property in Lessee for Federal and state income tax and bankruptcy purposes, (iii) this Lease grants a Lien in the Leased Property to Lessor and
(iv) the obligations of Lessee to pay deemed principal portion and deemed interest portion of Rent shall be treated as payments of principal and interest, respectively, for income tax purposes. Except as specifically provided for herein, Lessor shall be deemed to have a first prior, perfected security interest in and Lien on the Leased Property, free and clear of all Liens other than Permitted Liens, as security for the obligations of Lessee under the Operative Documents (it being understood and agreed that Lessee does hereby grant a security interest and Lien, and convey, transfer, assign, mortgage and warrant to Lessor and its successors and assigns, for the benefit of the Certificate Purchasers and Lessor, all right, title and interest of Lessee in the Leased Property and any proceeds or products thereof, to have and hold the same as security for the payment and performance of the obligations of Lessee under the Operative Documents). Except as otherwise provided by law or in connection with a settlement, compromise or adjudication made under the provisions of Section
                                                                    -------
7.2(b), each of the parties to this Lease agrees that it will not, nor will it
------
permit any Affiliate to at any time, take any action or fail to take any action with respect to the filing of any income tax return, including an amended income tax return, inconsistent with the intention of the parties expressed in this
Section 2.9.
-----------

     (b) If a court of competent jurisdiction rules that this instrument constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to Section 2.9(a), this instrument shall be
                                  --------------
deemed to be an Open-End Mortgage as defined in 42 Pa. C.S.A. (S) 8143(f) and, as such, is entitled to the benefits of Senate Bill 693, 1989 session of the General Assembly of Pennsylvania (the "Act") as codified at 42 Pa. C.S.A. (S)
                                       ---
8143 et seq.  The parties to this instrument intend that, in addition to any
     -- ---
other debt or obligations secured hereby, this instrument shall secure unpaid balances of advances made pursuant to the Operative Documents after this instrument is left for record with the Recorder's Office of the County where the Leased Property is located, whether such advances are made pursuant to an obligation of Lessor or otherwise. The maximum principal amount of unpaid indebtedness secured by this instrument is FORTY MILLION DOLLARS ($40,000,000) plus interest thereon, which indebtedness may consist of present and future loans made under the Operative Documents, fees payable pursuant thereto, advances made with respect to the Leased Property for the payment of, among other things, taxes, assessments, maintenance charges, insurance premiums and the like, and costs and expenses, including but not limited to attorney's fees, incurred for the protection of the Leased Property or the lien and security of this instrument or by reason of an Event of Default.

      SECTION 2.10.  Waivers.  The Leased Property is leased by Lessor to Lessee
                     -------
"AS IS" in its present or then condition, as the case may be, subject to (a) any rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Leased Property, (c) any state of facts which an accurate survey or physical inspection might show (including any survey delivered on the Initial Advance Date or the Construction Completion Date), (d) all Applicable Law, and (e) any violations of Applicable Law which may exist at the commencement of the Lease Term. Lessee has examined the Leased Property and (insofar as Lessor is concerned) has found the same to be satisfactory. NEITHER LESSOR NOR ANY CERTIFICATE PURCHASER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE TO THE LEASED PROPERTY OR TO THE VALUE, MERCHANTABILITY, HABITABILITY, CONDITION, OR FITNESS FOR USE OF THE LEASED PROPERTY, OR ANY PORTION THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY, OR ANY PORTION THEREOF, AND NEITHER LESSOR NOR ANY CERTIFICATE PURCHASER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PORTION THEREOF, TO COMPLY WITH ANY APPLICABLE LAW, except that Lessor hereby represents and warrants that the Leased Property is and shall be free of Lessor Liens (such Lessor representation and warranty being made by (x) Bank with respect to any Lessor Liens attributable to Bank, and (y) Certificate Trustee with respect to any Lessor Liens attributable to Certificate Trustee). Lessee has been afforded full opportunity to inspect the Leased Property, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence, as between Lessor and Certificate Purchasers, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Section 2.10 have been negotiated, and, except to the extent otherwise
     ------------
expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, Bank or the Certificate Purchasers, express or implied, with respect to the Leased Property (or any interest therein), that may arise pursuant to any law now or hereafter in effect or otherwise.

      SECTION 2.11.  Legal and Tax Representation.  Lessee acknowledges and
                     ----------------------------
agrees that neither Lessor nor any Certificate Purchaser has made any representation or warranty concerning the tax, accounting or legal characteristics of this Lease or any of the other Operative Documents, and that Lessee has obtained and relied on such tax, accounting and legal advice regarding this Lease and the other Operative Documents as it deems appropriate. Each of Lessor and each Certificate Purchaser acknowledges and agrees that it has obtained and relied on the Operative Documents and the various items delivered in connection therewith, and on such tax, accounting and legal advice regarding this Lease and the other Operative Documents as it deems appropriate.

      SECTION 2.12.  Computations.
                     ------------

            (a)   Determination of the Rates. All computations of accrued
                  --------------------------
amounts pursuant to the Operative Documents shall be made on the basis of the actual number of days (including the first day but excluding the last day) elapsed during the period for which the computation is being made over a year comprised of 360 days; provided, however, that the Alternate Base Rate shall be
                       --------  -------
computed on the basis of the actual number of days elapsed during the period for which the computation is being made over a year comprised of 365 or 366 days.

            (b)   Conclusive Determinations. Each determination of the Yield
                  -------------------------
Amount pursuant to any provision of this Lease or any of the other Operative Documents shall be conclusive and binding on Lessor, Lessee and the Certificate Purchasers in the absence of manifest error.

      SECTION 2.13.  Certificates; Notations.  Upon the consummation of each
                     -----------------------
Advance, each Certificate Purchaser shall make a notation on the grid attached to such Certificate Purchaser's Certificate(s) indicating the Certificate Purchaser Amount advanced by such Certificate Purchaser on such Advance Date. Each Certificate Purchaser is hereby authorized to record the date and amount of each Advance made by such Certificate Purchaser, each continuation thereof, the date and amount of each payment or repayment of Certificate Purchaser Amount thereof and the length of each Rent Period with respect thereto, on the grid annexed to and constituting a part of each Certificate held by such Certificate Purchaser, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that the failure to make any
                                         --------
such recordation or any error in such recordation shall not affect the obligation of Certificate Trustee under such instrument or the corresponding obligation of Lessee to pay Rent.

      SECTION 2.14.  Facility Fee.  Lessee shall pay to Lessor a fully-earned,
                     ------------
non-refundable facility fee (the "Facility Fee") equal to the Applicable
                                  ------------
Facility Fee Rate on an amount equal to the daily unused portion of the aggregate Certificate Purchaser Commitments during the period (the "Facility
                                                                    --------
Period") commencing on the Documentation Date and ending on the earlier of (a)
------
the date all Certificate Purchaser Commitments have been advanced pursuant to the terms of this Lease and (b) the Construction Completion Date, payable in arrears in quarterly installments on the last Business Day of each March, June, September and December during the Facility Period and on the last Business Day of the Facility Period, which Facility Fee shall be calculated by Lessor. Upon receipt, Lessor will promptly deliver to the Certificate Purchasers their pro rata portions of such Facility Fee in accordance with their respective Certificate Purchaser Commitments.


SECTION 3.  CONDITIONS PRECEDENT.

      SECTION 3.1.  Conditions to Initial Advance Date.  The effectiveness of
                    ----------------------------------
this Lease and the other Operative Documents, and the obligation of Lessor and each Certificate Purchaser to perform its respective obligations on the Initial Advance Date, shall be subject to the occurrence of the Documentation Date and the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver in writing by Lessor and each Certificate Purchaser of, the conditions precedent set forth in this Section 3.1
                                                                     -----------
(in addition to any other applicable requirements of Section 3.2) on or before
                                                     -----------
the Initial Advance Date (except that the obligation of any party hereto shall not be subject to the performance or compliance of such party or of any of such party's Affiliates).

           (a)  Notices. Lessee shall have delivered an Initial Advance Date
                -------
Notice conforming with the requirements of Section 2.5 in respect of the
                                           -----------
proposed Initial Advance Date.

           (b)  Operative Documents. On or before the Initial Advance Date,
                -------------------
Lessor and each Certificate Purchaser shall have received a fully executed counterpart of:

           (1)  this Lease, provided, however, that only Lessor shall receive
                            --------  -------
the original counterpart marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART NO. 1";

           (2)  the Memorandum of Lease;

           (3)  the Mortgage;

           (4)  the Environmental Indemnity;

           (5)  the Guaranty;

           (6)  the Trust Agreement; and

           (7)  the Assignment of Purchase Agreement.

Each Certificate Purchaser shall have received the original, duly executed Class A Certificate and Class B Certificate, each registered in such Certificate Purchaser's name and validly issued pursuant to the Trust Agreement. Each of the Operative Documents shall have been duly authorized, executed and delivered by each of the parties thereto, shall be in form and substance satisfactory to each Certificate Purchaser and shall be in full force and effect.

           (c)  Initial Appraisal. Not less than two (2) Business Days prior to
                -----------------
the Initial Advance Date, each Certificate Purchaser shall have received an Appraisal, in form and substance reasonably satisfactory to it, containing reasonably formed opinions of the Appraiser, which will establish (by the use of reasonable and customary appraisal methods satisfactory to the Certificate Purchasers) that, as of the Initial Advance Date, the Leased Property will have a Fair Market Value of not less than $13,000,000. The Appraisal will also establish the "as-built" Fair Market Value (assuming the completion of the Financed Improvements) of the Leased Property as of the Construction Completion Date and the Basic Term. The Appraisal will be prepared in accordance with the Financial Institutions Reform Recovery and Enforcement Act of 1989.

           (d)  Deed, Bill of Sale, Assignments and FIRPTA Affidavit. On the
                ----------------------------------------------------
Initial Advance Date, Lessee shall have caused Seller to deliver to Lessor (i) the Deed, the Bill of Sale and non-recourse assignments of all intangible property used or useful in connection with the Leased Property and all existing assignable licenses, guaranties, permits and warranties issued in connection with the construction, improvement, alteration or repair of the Land or Facility and in connection with the purchase or repair of any Personal Property (together with the original of each such guaranty and warranty in Lessee's possession) and
(ii) a FIRPTA Affidavit in customary form.

           (e)  Filings and Recordings. All filings or recordings enumerated and
                ----------------------
described in Exhibit F, as well as all other filings and recordings necessary or
             ---------
advisable, including precautionary financing statements, in the reasonably formed opinion of the Certificate Purchasers, to perfect the right, title and interest of Lessor intended to be created by the Operative Documents shall have been made, or shall have been arranged to be made promptly thereafter, in the appropriate places or offices, including any recordings and filings necessary to create, perfect, preserve and protect Lessor's first prior perfected security interest in and lien on the Leased Property, subject, in both cases, to Permitted Liens and the rights of Lessee under the Lease. All recording and filing fees and taxes with respect to any recordings or filings made pursuant to this Section 3.1(e) shall
                                                           --------------
have been paid in full, and any tax forms shall have been executed and delivered, and satisfactory evidence thereof shall have been delivered to the Certificate Purchasers, or arrangements for such payment shall have been made to the reasonable satisfaction of the Certificate Purchasers.

     (f)  Title Insurance.  Lessor shall have received from the Title Insurance
          ---------------
Company its ALTA 1992 owner's policy of title insurance, reasonably acceptable in form and substance to counsel to the Certificate Purchasers (the "Lessor's
                                                                     --------
Policy") (or a final hand-marked original thereof signed by the Title Insurance
------
Company containing all of the provisions to be included in such policy by the Title Insurance Company, in which case Lessor shall receive a clean, final original of such policy within ten (10) Business Days of the Initial Advance
Date), insuring that Lessor has good and marketable fee simple title to the Leased Property being purchased by Lessor on the Initial Advance Date, subject to the Lease and such other exceptions to title as are reasonably acceptable to the Certificate Purchasers, together with complete, legible copies of all encumbrances, maps and surveys of record. Lessor's Policy shall (i) be dated as of the applicable Initial Advance Date, (ii) be in an amount of not less than $18,000,000.00, (iii) delete all standard exceptions, any broker's lien exception and any manager's lien exception, (iv) contain affirmative endorsements as to mechanics' liens, comprehensive coverage for owners, encroachments, rights of access and survey matters and such other endorsements requested by counsel to the Certificate Purchasers to the extent available in the Commonwealth of Pennsylvania, (v) contain a recharacterization endorsement appropriate for a transaction of this type in form acceptable to the Certificate Purchasers and (vi) contain such other endorsements reasonably requested by the Certificate Purchasers.

     (g)  Environmental Certificate and Audit.  Not less than five (5) Business
          -----------------------------------
Days prior to the Initial Advance Date, Lessor and each Certificate Purchaser shall have received an original counterpart Environmental Certificate substantially in the form of Exhibit G (an "Environmental Certificate") with
                             ---------      -------------------------
respect to the Land, and the Environmental Audit for the Land shall have been delivered to and approved by the Certificate Purchasers in their sole but reasonable discretion, together with a letter from the Environmental Engineer authorizing the reliance on such Environmental Audit by Lessor and each Certificate Purchaser.

     (h)  Survey.  Not less than two (2) Business Days prior to the Initial
          ------
Advance Date, Lessee shall have delivered, or shall have caused to be delivered, to Lessor and each Certificate Purchaser an ALTA 1992 Class A (Urban) survey of the Land in a form reasonably satisfactory to the Title Insurance Company and the Certificate Purchasers, prepared by a licensed surveyor and meeting the Minimum Standard Detail Requirements for ALTA/ASCM Land Title Surveys as adopted by the American Land Title Association/American Society and American Congress on Surveying and Mapping in 1992 and showing no state of facts unsatisfactory to Certificate Purchasers, which survey shall be certified to Lessor, the title company and the Certificate Purchasers. The survey shall also certify that no portion of the Leased Property lies within a flood hazard area or contains wetlands.

           (i)    Plans and Specifications and Architect's Agreement;
                  ---------------------------------------------------
Assignment. The Certificate Purchasers shall have received a copy of the Plans
----------
and Specifications (in the form existing on the Initial Advance Date) and the Architect's Agreement, it being understood and agreed that Lessee does hereby collaterally assign and pledge its rights and interests under such Plans and Specifications and the Architect's Agreement to Lessor to secure Lessee's payment and performance under the Operative Documents.

           (j)    Consents and Approvals. All Government Actions and other
                  ----------------------
approvals and consents required to be taken, given or obtained, as the case may be, by or from any Authority or another Person, or by or from any trustee or holder of any indebtedness or obligation of Lessee, that are necessary or, in the reasonable opinion of the Certificate Purchasers, advisable in connection with the execution, delivery and performance of the Operative Documents by all parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance satisfactory to the Certificate Purchasers.

           (k)    Transaction Costs; Fees. On or before the Initial Advance
                  -----------------------
Date, the Transaction Costs shall have been paid in full by Lessee from the proceeds of the Advance or, at the election of Lessee, by Lessee, to the extent then invoiced; provided, however, that if Lessee has not received written invoices therefor prior to such date, such Transaction Costs shall be paid on the next Advance Date or, if there are no remaining Advance Dates, within ten Business Days after Lessee has received written invoices therefor. Such payments shall be made by wire transfer of immediately available funds to the accounts specified by the parties receiving such payments.

           (l)    Opinions of Counsel. On or before the Initial
                  -------------------

Advance Date, Lessor, the Certificate Purchasers and their respective counsel shall have received (i) the opinion of William F. Drake, Jr., Esq., General Counsel to Lessee, substantially in the form of Exhibit H; (ii) the opinion of
                                                ---------
Ballard Spahr Andrews & Ingersoll, as special local counsel, substantially in the form of Exhibit I; and (iii) the opinion of Richards, Layton & Finger,
            ---------
special counsel to Certificate Trustee, each in form and scope mutually satisfactory to Lessor and the Certificate Purchasers. By its execution hereof, Lessee expressly instructs its counsel to execute and deliver the opinions referred to in clauses (i) and (ii) above to the Persons designated in the
               -----------     ----
preceding sentence.

                (m)     Corporate Status and Proceedings. Lessor and each
                        --------------------------------
Certificate Purchaser shall have received:

                (i) on or before the Initial Advance Date, certificates of existence and good standing with respect to Lessee from the Secretary of State of the State of Ohio, and evidence of Lessee's qualification to do business in Pennsylvania, each dated no earlier than the fifteenth (15th) day before the Initial Advance Date;

                (ii) on or before the Initial Advance Date, an Officer's Certificate of Lessee substantially in the form of Exhibit J, dated the
                                                         ---------
      Initial Advance Date, with respect to Lessee's governing documents and resolutions, representations and warranties, absence of defaults and the effectiveness of, and the compliance by Lessee with, the Operative Documents; and

                (iii) on or before the Initial Advance Date, a certificate of the Secretary or an Assistant Secretary of Lessee setting forth the name of the officer or officers of Lessee authorized to sign on behalf of Lessee this Lease and the other Operative Documents and other documents and certificates to be delivered by Lessee hereunder, together with the true signatures of such officer or officers, upon which certificate each Certificate Purchaser may rely conclusively until they shall have received a further certificate of the Secretary or an Assistant Secretary of Lessee amending the prior certificate and submitting the signatures of the appropriate officers named in such certificate.

                  (n)   Payment of Impositions. All Taxes payable on or before
                        ----------------------
the Initial Advance Date in connection with the execution, delivery, recording or filing of any of the Operative Documents, the filing of any of the financing statements and any other documents, and the consummation of any other transactions contemplated hereby or by any of the other Operative Documents, shall have been paid in full by Lessee, or arrangements for such payment shall have been made to the reasonable satisfaction of the

Certificate Purchasers.

         (o)  Insurance.  On or before the Initial Advance Date, Lessor and each
              ---------
Certificate Purchaser shall have received a current certificate by or on behalf of the underwriters confirming that insurance complying with Section 6.7 is in
                                                             -----------
full force and effect, and there shall be no past due premiums in respect of any such insurance.

         (p)   Representations and Warranties; Absence of Material Adverse
               -----------------------------------------------------------
Effect and Default. Each representation and warranty of Lessee contained herein
------------------
or in any other Operative Document shall be true and correct as though made on and as of such Initial Advance Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date. Since September 30, 1996, no Material Adverse Effect shall have occurred. No Default or Event of Default shall exist.

         (q)   Litigation. No action or proceeding shall have been instituted or
               ----------
threatened nor shall any government action be instituted or threatened before any Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Authority, to set aside, restrain, enjoin or prevent the performance of this Lease or any transaction contemplated hereby or by any other Operative Document or which is likely, in the reasonable opinion of the Required Certificate Purchasers, to have a Material Adverse Effect.

         (r)   No Event of Loss.  No Casualty and no Event of Loss shall have
               ----------------
occurred in respect of the Leased Property. No action shall be pending or threatened by an Authority to initiate a Condemnation or an Event of Taking in respect of the Leased Property.

         (s)   Legality, etc. In the opinion of each Certificate Purchaser or
               -------------
its counsel, the Overall Transaction does not and shall not violate any Applicable Law and does not and will not subject Lessor or any Certificate Purchaser to any materially adverse regulatory prohibitions or constraints, and no change of law has occurred or been proposed that would make it uneconomic or illegal for any party to any Operative Document to participate in any of the transactions contemplated by the Operative Documents or otherwise would prohibit the consummation of any transaction contemplated by the Operative Documents or materially expand the duties, obligations and risks of such Certificate Purchaser.

          (t)  Officer's Certificate of Lessor and Bank. All Certificate
               ----------------------------------------
Purchasers shall have received an Officer's Certificate of Lessor in the form of Exhibit K-1 hereto and an Officer's Certificate of Certificate Trustee in the
-----------
form of Exhibit K-2 hereto, each dated as of the Initial Advance Date and
        -----------
stating that (A) it has duly performed and complied with all agreements and conditions herein and in any other Operative Document required to be performed or complied with by it on or prior to such Advance Date and (B) each Operative Document to which it is a party is in full force and effect with respect to it. On the Initial Advance Date, each Certificate Purchaser shall have also received
(1) an Officer's Certificate of Bank in the form of Exhibit L hereto, dated such
                                                    ---------
Initial Advance Date, stating that each and every representation and warranty of Bank contained in the Operative Documents to which it is a party is true and correct on and as of such Advance Date as though made on and as of such Initial Advance Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date, and (2) a certificate of the Secretary or Assistant Secretary of Bank, dated the Initial Advance Date, with respect to Bank's governing documents, resolutions and incumbent officers and (3) a good standing certificate from the appropriate Authority as to Bank's good standing.

     (u)  Performance.  Each party to any Operative Document shall have
          -----------
performed and complied with all agreements and conditions contained herein and in any other Operative Document to which it is a party required to be performed or complied with by it on or prior to the applicable Advance Date. Without limiting the foregoing, each Certificate Purchaser shall have funded the full amount to be funded by such Certificate Purchaser on the Initial Advance Date, as described in Section 2.3.
                -----------

     (v)  Proceedings Satisfactory, etc.  All proceedings taken in connection
          -----------------------------
with the applicable Advance Date and all documents relating thereto shall be reasonably satisfactory to Lessor, each Certificate Purchaser and their respective counsel, and each such Person shall have received copies of such documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each such Person.

     (w)  Architect's Statement of Professional Opinion.  The Certificate
          ---------------------------------------------
Trustee and the Certificate Purchasers shall have received a statement of professional opinion from the Architect, in form and scope reasonably satisfactory to the Certificate Trustee and the Certificate Purchasers, certifying that (i) the Financed Improvements as constructed in accordance with the Plans and Specifications and the contemplated use thereof by Lessee will comply with all Applicable Law (including all zoning and land use laws and Environmental Laws) and (ii) the Plans and Specifications have been prepared in accordance with Applicable Law (including applicable Environmental Laws and building, planning, zoning and fire codes) and upon completion of the Financed Improvements in accordance with such Plans and Specifications, such Financed Improvements will not encroach in any manner onto any adjoining

      SECTION 4.2.  Lease Term.  Unless earlier terminated, the term of this
                    ----------
Lease shall consist of (a) a basic term (the "Basic Term"), commencing on and
                                              ----------
including the Initial Advance Date and ending on (but including) the fifth anniversary of the Initial Advance Date (the "Basic Term Expiration Date"), and
                                              --------------------------
(b) up to two (2) successive five-year Renewal Terms, if exercised (the Basic Term and the Renewal Terms being collectively called the "Lease Term"), each
                                                          ----------
commencing upon the expiration of the Basic Term or the prior Renewal Term, as the case may be, and ending on (but including) the fifth anniversary of such commencement date.

      SECTION 4.3.  Lease Renewal.  (a) Lessee may elect to renew this Lease for
                    -------------
up to two (2) successive five-year renewal terms (each, a "Renewal Term") as
                                                           ------------
provided for in Section 9.1(a) and in accordance with Section 4.3(b) below.
                --------------                        --------------

            (b) So long as no Default or Event of Default shall have occurred and be continuing at the time Lessee delivers the Renewal Request and at the commencement of the Renewal Term, Lessee is entitled, coincident with its determination during the Base Term or the first Renewal Term, as applicable, to renew the Lease for a Renewal Term, to request that the Arranger solicit bids from the Certificate Purchasers to extend the Lease for the Renewal Term (such request by Lessee is herein called the "Renewal Request"). If Lessee makes such
                                        ---------------
request, upon receipt of notice of said request the Arranger shall solicit from each of the Certificate Purchasers a bid setting forth the terms and conditions upon which each Certificate Purchaser would agree to extend the Lease for the requested Renewal Term; provided, that no Certificate Purchaser shall be
                        --------
required to submit a bid to the Arranger. Within sixty (60) days of solicitation by the Arranger, each Certificate Purchaser electing to submit a bid shall transmit the terms and conditions of its bid to the Arranger, which shall send copies of the bid proposals to Lessee. Any Certificate Purchaser failing to submit a bid within sixty (60) days of solicitation shall be deemed to have rejected the Arranger's solicitation. Within thirty (30) days of its receipt of the bid proposals, Lessee shall inform the Arranger of the bids that are acceptable to it, if any; provided, that Lessee may, in its sole discretion,
                          --------
accept or reject any or all bids to extend the Lease for the Renewal Term. If, with respect to any bid, Lessee shall fail to inform the Arranger within said 30-day period that it has accepted such bid, then Lessee shall be deemed to have rejected such bid. If any Certificate Purchaser rejects (or is deemed to have rejected) the Arranger's solicitation to extend the Lease for the Renewal Term, or if Lessee rejects (or is deemed to have rejected) the bid of any Certificate Purchaser to extend the Lease for the Renewal Term (such Certificate Purchaser, in either case, is herein called a "Non-Renewing Certificate Purchaser"), then
                                    ----------------------------------
within ten (10) Business Days after the expiration of the aforementioned 30-day period, Lessee shall be required to take one of the following actions:

      (i) Lessee may elect to cancel its Renewal Request, in which event Lessee shall not have any right to extend the Lease for the Renewal Term. Lessee shall make such election by written notice delivered to the Arranger not later than the end of such ten (10) Business Day period. If Lessee desires then to elect the Sale Option, Lessee shall make such election in its notice cancelling its Renewal Request delivered pursuant to the preceding sentence, and failing such election of the Sale Option, land to the best of the Architect's knowledge based on information received (except as permitted by express written easements or as insured by appropriate title insurance). The Plans and Specifications and a complete breakdown of the estimated costs (prepared by others) of constructing the Financed Improvements in accordance with such Plans and Specifications, together with evidence of all matters described in the Architect's statement of professional opinion described in this Section 3.1(w), shall have been reviewed and approved by the Certificate
        --------------
Purchasers.

     (x)  Vacant Facility.  Lessee shall deliver an Officer's Certificate to
          ---------------
Lessor certifying that, other than Inacom Business Centers, Inc., Seller and all tenants of the Facility and the Land have vacated the Facility and the Land prior to the Initial Advance Date and the Facility and the Land are free and clear of all claims or rights of occupancy in favor of any party other than Lessee, Lessor and Inacom Business Centers, Inc.

      SECTION 3.2.  Conditions to Construction Advance Dates for Construction
                    ---------------------------------------------------------
Costs.  The obligation of Lessor and each Certificate Purchaser to perform its
-----
obligations on each Advance Date for the payment of Construction Costs shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver in writing by, Lessor and each Certificate Purchaser of the conditions precedent set forth in this Section
                                                                         -------
3.2 on or before such Advance Date (except that the obligation of any party
---
hereto shall not be subject to the performance or compliance of such party or of any of such party's Affiliates).

     (a)  Construction Advance Date Notice.  Lessee shall have delivered a
          --------------------------------
Construction Advance Date Notice conforming with the requirements of Section 2.5
                                                                     -----------
in respect of the proposed Advance Date.

     (b)  Commitment Amount.  After giving effect to the applicable Advance, the
          -----------------
aggregate amount of all Advances shall not exceed the aggregate of the Total Commitments.

     (c)  Cost of Completion.  The Certificate Purchasers shall have received a
          ------------------
certificate from Lessee, in form and scope reasonably satisfactory to each of them, certifying that after giving effect to the applicable Advance, the estimated as yet unpaid cost of completing the construction of the Financed Improvements in accordance with the Plans and Specifications will not exceed the Available Commitments, and all such construction of the Financed Improvements is capable of attaining Substantial Completion by the Construction Completion Date. If, at any time or from time to time, there is unavailable sufficient Available Commitments to fully pay for the completion of the Financed Improvements, Lessee, as Construction Agent, shall contribute its own funds to pay the costs of such completion prior to making any further request for any Advance to pay for such completion until the remaining Available Commitments are sufficient to fully pay for the completion of the Financed Improvements without further contribution from Lessee.

     (d)  Title Policy Endorsement.  Lessor and the Certificate Purchasers shall
          ------------------------
have received on the date of such Advance an endorsement (as of a date not more than 30 days prior to the date of such Advance) to Lessor's Policy (i) indicating that since the date of the preceding Advance there has been no change in the state of title (except changes approved by the Certificate Purchasers),
(ii) updating the title policy to the date of such Advance, and (iii) increasing the coverage of the title policy by an amount equal to such Advance if the title policy does not by its own terms provide for such an increase.

     (e)  Lessee Certification.  Lessee shall have furnished Lessor and the
          --------------------
Certificate Purchasers with a certification ("Construction Certificate") of
                                              ------------------------
Lessee to the effect that:

     (i)  The representations and warranties of Lessee set forth in Section 10.1
                                                                    ------------
   and in any other Operative Document are true and correct as of such Advance Date except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date. Since September 30, 1996, no Material Adverse Effect shall have occurred. No Default or Event of Default shall exist. All amounts owing to third parties for the construction of the Financed Improvements have been paid in full.

     (ii) No changes or modifications were made to the Plans and Specifications after the Initial Advance Date that materially and adversely affect the value, utility or economic useful life of the Leased Property.

     (f)  Plans and Specifications and Construction Contract. The Certificate
          --------------------------------------------------
Purchasers shall have received a copy of the final Plans and Specifications and the executed Construction Contract, it being understood and agreed that Lessee does hereby collaterally assign and pledge its rights and interests under the Plans and Specifications and the Construction Contract to Lessor to secure Lessee's payment and performance under the Operative Documents.

     (g)  Legality, etc.  In the opinion of each Certificate Purchaser or its
          -------------
counsel, the Overall Transaction shall not violate any Applicable Law and does not and will not subject Lessor or any Certificate Purchaser to any materially adverse regulatory prohibitions or constraints, and no change of law has occurred or been proposed that would make it uneconomic or illegal for any party to any Operative Document to participate in any of the transactions contemplated by the Operative Documents or otherwise would prohibit the consummation of any transaction contemplated by the Operative Documents or materially expand the duties, obligations and risks of such Certificate Purchaser.

     (h)  Performance.  Each Certificate Purchaser shall have funded the full
          -----------
amount to be funded by such Certificate Purchaser on the applicable Advance Date, as described in Section 2.3.
                      -----------

     (i)  Compliance with Restrictive Covenants.  Prior to the first
          -------------------------------------
Construction Advance, Lessee shall have furnished Lessor and the Certificate Purchasers with evidence satisfactory to Lessor and the Certificate Purchasers that (1) the final Plans and Specifications have been submitted and approved (or deemed approved in accordance with the terms of the Protective Covenants) by the Great Valley Owners Association in accordance with the provisions of the Protective Covenants, including, without limitation, Sections III and IV thereof, (2) the construction contemplated by such final approved Plans and Specifications will not violate the Protective Covenants, including, without limitation, Sections III and IV thereof, and (3) the construction contemplated by such final approved Plans and Specifications will not violate the provisions of the Easement and Restrictive Covenant Agreement dated September 1, 1978 recorded in Misc. Deed Book 417 page 436, together with a title endorsement satisfactory to Lessor and Certificate Purchasers with respect to each such agreement to the extent such endorsement has not previously been delivered.

      SECTION 3.3.  Conditions to Final Construction Advance.  The obligation of
                    ----------------------------------------
Lessor and each Certificate Purchaser for the payment of the final Construction Advance shall be subject to the fulfillment to the reasonable satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver in writing by, Lessor and each Certificate Purchaser of the conditions precedent set forth in this Section 3.3 (in addition to the requirements of Section 3.2)
                  -----------                                     -----------
on or before the date of the final Construction Advance (except that the obligation of any party hereto shall not be subject to the performance or compliance of such party or of any of such party's Affiliates).

     (a)  Architect's Certificate and Construction Agent's Certificate.
          ------------------------------------------------------------
Construction Agent and Architect shall each have furnished to Lessor and all Certificate Purchasers a certificate (substantially in the form of Exhibit M)
                                                                   ---------
dated on or before the date of the final Construction Advance and stating that
(i) the construction of the Financed Improvements has attained Substantial Completion in accordance with the Plans and Specifications and all Applicable Law, (ii) the Leased Property, as so completed, complies in all material respects with all Applicable Law, (iii) all licenses, permits and approvals of any Authority affecting the Leased Property, including, without limitation, any required certificate of occupancy, have been obtained from the necessary Authorities and approved by Lessor and the Certificate Purchasers and (iv) attached thereto is a true and correct copy of the "as built" Plans and Specifications for the Financed Improvements.


     (b)  Construction Completion.  The construction of the Financed
          -----------------------
Improvements shall have attained Substantial Completion in accordance with the Plans and Specifications and all Applicable Law, and the Leased Property, as so modified by the construction of the Financed Improvements, shall be ready for occupancy and operation. All fixtures and other property contemplated under the Plans and Specifications to be incorporated into or installed in such Leased Property shall have been incorporated or installed free and clear of all Liens except for Permitted Liens and shall have become subject to Lessor's first prior perfected security interest in the Leased Property.

     (c)  As Built Survey.  Construction Agent shall have furnished to Lessor
          ---------------
and each Certificate Purchaser an "as built" survey meeting the requirements of

Section 3.1(h).
--------------


 SECTION 4.  LEASE TERM, RENT AND PAYMENT.

      SECTION 4.1.  Lease of Leased Property.  On the Initial Advance Date,
                    ------------------------
subject to satisfaction and waiver of the conditions set forth in Section 3.1,
                                                                  -----------
Lessor hereby agrees to accept delivery of the Leased Property, and to simultaneously lease to Lessee for the Lease Term, Lessor's interest in the Leased Property, together with the Financed Improvements and any other improvements which thereafter may be constructed thereon pursuant to the terms of this Lease. Lessee hereby agrees, for the express benefit of Lessor, to lease from Lessor for the Lease Term, commencing on the Initial Advance Date, Lessor's interest in such Leased Property as contemplated by this Lease, together with Lessor's interest in the Financed Improvements and any other improvements which may thereafter be constructed by Lessee as provided for in this Lease.

      SECTION 4.2.  Lease Term.  Unless earlier terminated, the term of this
                    ----------
Lease shall consist of (a) a basic term (the "Basic Term"), commencing on and
                                              ----------
including the Initial Advance Date and ending on (but including) the fifth anniversary of the Initial Advance Date (the "Basic Term Expiration Date"), and
                                              --------------------------
(b) up to two (2) successive five-year Renewal Terms, if exercised (the Basic Term and the Renewal Terms being collectively called the "Lease Term"), each
                                                          ----------
commencing upon the expiration of the Basic Term or the prior Renewal Term, as the case may be, and ending on (but including) the fifth anniversary of such commencement date.

      SECTION 4.3.  Lease Renewal.  (a) Lessee may elect to renew
                    -------------
this Lease for up to two (2) successive five-year renewal terms (each, a "Renewal Term") as provided for in Section 9.1(a) and in accordance with Section
 ------------                      --------------                        -------
4.3(b) below.
------

     (b) So long as no Default or Event of Default shall have occurred and be continuing at the time Lessee delivers the Renewal Request and at the commencement of the Renewal Term, Lessee is entitled, coincident with its determination during the Base Term or the first Renewal Term, as applicable, to renew the Lease for a Renewal Term, to request that the Arranger solicit bids from the Certificate Purchasers to extend the Lease for the Renewal Term (such request by Lessee is herein called the "Renewal Request"). If Lessee makes such
                                        ---------------
request, upon receipt of notice of said request the Arranger shall solicit from each of the Certificate Purchase*rs a bid setting forth the terms and conditions upon which each Certificate Purchaser would agree to extend the Lease for the requested Renewal Term; provided, that no Certificate Purchaser shall be
                        --------
required to submit a bid to the Arranger. Within sixty (60) days of solicitation by the Arranger, each Certificate Purchaser electing to submit a bid shall transmit the terms and conditions of its bid to the Arranger, which shall send copies of the bid proposals to Lessee. Any Certificate Purchaser failing to submit a bid within sixty (60) days of solicitation shall be deemed to have rejected the Arranger's solicitation. Within thirty (30) days of its receipt of the bid proposals, Lessee shall inform the Arranger of the bids that are acceptable to it, if any; provided, that Lessee may, in its sole discretion,
                          --------
accept or reject any or all bids to extend the Lease for the Renewal Term. If, with respect to any bid, Lessee shall fail to inform the Arranger within said 30-day period that it has accepted such bid, then Lessee shall be deemed to have rejected such bid. If any Certificate Purchaser rejects (or is deemed to have rejected) the Arranger's solicitation to extend the Lease for the Renewal Term, or if Lessee rejects (or is deemed to have rejected) the bid of any Certificate Purchaser to extend the Lease for the Renewal Term (such Certificate Purchaser, in either case, is herein called a "Non-Renewing Certificate Purchaser"), then
                                    ----------------------------------
within ten (10) Business Days after the expiration of the aforementioned 30-day period, Lessee shall be required to take one of the following actions:

     (i) Lessee may elect to cancel its Renewal Request, in which event Lessee shall not have any right to extend the Lease for the Renewal Term. Lessee shall make such election by written notice delivered to the Arranger not later than the end of such ten (10) Business Day period. If Lessee desires then to elect the Sale Option, Lessee shall make such election in its notice cancelling its Renewal Request delivered pursuant to the preceding sentence, and failing such election of the Sale Option, Lessee shall be deemed to have irrevocably waived such Sale Option and elected the

          Purchase Option.

     (ii) Lessee may elect to replace any Non-Renewing Certificate Purchaser with another Person which will constitute a replacement Certificate Purchaser (a "Replacement Certificate Purchaser") upon expiration of
                        ---------------------------------
          the Basic Term or First Renewal Term, as applicable. Lessee shall make such election by written notice delivered to the Arranger not later than the end of such ten (10) Business Day period, which notice shall identify the Replacement Certificate Purchaser. The date of expiration of the Basic Term or First Renewal Term, as applicable, shall be treated as the Final Maturity Date with respect to the Non-Renewing Certificate Purchaser, and on such date Lessee shall cause the Replacement Certificate Purchaser to purchase all of the Certificates then held by the Non-Renewing Certificate Purchaser for cash at a price equal to the aggregate outstanding Certificate Purchaser Amount and Yield then outstanding on the Certificates then held by the Non-Renewing Certificate Purchaser. If Lessee fails (for any reason, including a default by the Replacement Certificate Purchaser) to cause the Replacement Certificate Purchaser to pay any such amounts when due pursuant to the preceding sentence, the Lease shall not be renewed for the requested Renewal Term, Lessee shall not be entitled to any Renewal Term, and such date of expiration of the Base Term or First Renewal Term, as applicable, shall be deemed the Final Maturity Date with respect to all Certificate Purchasers. Each Replacement Certificate Purchaser shall be subject to each of the terms and conditions of this Lease and each of the other Operative Documents imposed upon Certificate Purchasers, and shall make the representations, warranties and covenants and perform its obligations required hereunder and thereunder. Specifically, without limitation, a Person shall not become a Replacement Certificate Purchaser unless it shall deliver to the Arranger prior to acquiring any Certificates its written certificate providing the representations and warranties set forth in Section 10.2.
                   ------------

If Lessee shall fail to duly elect either of the options under clauses (i) and
                                                               -----------
(ii) above within the applicable ten (10) Business Day period, Lessee shall be
----
deemed to have made its election under clause (i) above.
                                       ----------
     If at any time after Lessee shall have made a Renewal Request and prior to the commencement of the requested Renewal Term, an Event of Default shall have occurred, then Lessee's rights under this Section 4.3(b) shall automatically terminate and Lessee shall not be
     --------------
entitled to the requested Renewal Term.

     Any provision in this Section 4.3(b) to the contrary notwithstanding, if
                           --------------
Lessee accepts bids to renew the Lease for a Renewal Term, then all renewing and replacement Certificate Purchasers must extend the Lease upon the same terms and conditions; and if the foregoing condition shall not be satisfied, Lessee shall not be entitled to the requested Renewal Term.

     Lessee hereby agrees to pay all costs and expenses (including reasonable legal fees and expenses) incurred by the Arranger, the then existing Certificate Purchasers (including any Non-Renewing Certificate Purchasers) and any Replacement Certificate Purchasers in connection with the provisions of this

Section 4.3(b); provided, however, that Lessee shall not be responsible for any
--------------
legal fees and expenses of more than one counsel to the Arranger and the Certificate Purchasers or for any fees not specifically made part of the arrangements agreed to by the Certificate Purchasers and Lessee.

     Lessee shall have the right to consult with the Certificate Purchasers in connection with all Renewal Requests.

      SECTION 4.4.  Rent Payments.  On each Payment Date during the Lease Term,
                    -------------
Lessee shall pay to Lessor, for the benefit of the Certificate Purchasers, Basic Rent for the Leased Property. All payments to Lessor or a Certificate Purchaser shall be made in accordance with its payment instructions set forth on Schedule
                                                                       --------
I.
-

      SECTION 4.5.  Supplemental Rent.  Lessee shall pay to Lessor, or the
                    -----------------
Person entitled thereto, any and all Supplemental Rent (including without limitation amounts determined to be owing pursuant to Section 7.1 of the Trust Agreement) promptly as the same shall become due and payable. Lessor shall use reasonable efforts to deliver to Lessee a statement setting forth the items for which Supplemental Rent is payable, but in no event shall Lessor's failure to deliver such a statement derogate from Lessee's obligations to make timely payment of Supplemental Rent. If Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Lessor as Supplemental Rent, among other things, promptly on demand, to the extent permitted by Applicable Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue, and on any payment of Supplemental Rent not paid when due or after demand by Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligation to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental

Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or costs which may be assessed or added under any agreement between Lessee or any Affiliate and any third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.


      SECTION 4.6.  Place and Manner of Payment.  Rent and all other sums due to
                    ---------------------------
Lessor or any Certificate Purchaser hereunder shall be paid in immediately available funds, and if payable to Lessor or to a Certificate Purchaser, at the office of Lessor or such Certificate Purchaser specified on Schedule I, or at
                                                            ----------
such other office of Lessor or any Certificate Purchaser as such Person may from time to time specify to Lessee in a notice pursuant to this Lease. All such payments shall be made so as to be received by Lessor or a Certificate Purchaser, as applicable, not later than 11:00 a.m., New York City time, on the date due; funds received after such time shall for all purposes under the Operative Documents be deemed to have been made, and received by such Person, on the next succeeding Business Day. Any payments received by Lessor not later than 11:00 a.m., New York City time, shall be paid by Lessor to the Certificate Purchasers in immediately available funds no later than 2:00 p.m., New York City time, on the same day, and any payments received by Lessor from or on behalf of Lessee after 11:00 a.m., New York City time, shall be paid to the Certificate Purchasers as soon after receipt as practicable, but not later than 2:00 p.m., New York City time, on the next succeeding Business Day.

      SECTION 4.7.  Utility Charges.  Lessee shall pay or cause to be paid all
                    ---------------
charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Leased Property during the Lease Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and received by Lessor on account thereof, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, and, upon receipt by Lessor, such credit or refund shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Leased Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof.

      SECTION 4.8.  Enjoyment.  Subject to the rights of Lessor contained in the
                    ---------
Operative Documents, Lessor shall not take any affirmative action to interfere with Lessee's rights regarding the Leased Property for the Lease Term. Lessee's sole remedy for breach of this Section 4.8 shall be to sue for damages for the
                               -----------
breach hereof, or sue for specific performance hereof, and such breach shall not affect Lessor's rights to initiate legal action and otherwise enforce the obligations of Lessee under this Lease.

      SECTION 4.9.  Net Lease.  This Lease shall constitute a net lease.  Any
                    ---------
present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with all Applicable Law, including any inability to occupy or use the Leased Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof, including eviction; (iv) any defect in title to or rights to the Leased Property or any Lien on such title or rights or on the Leased Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor or any Certificate Purchaser; (vi) to the maximum extent permitted by law, any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like case or proceeding relating to Lessee, Lessor, any Certificate Purchaser or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, any Certificate Purchaser or any other Person, or by any court, in any such proceeding; (vii) any claim that Lessee has or might have against any Person, including Lessor, any vendor, manufacturer, contractor of or for the Leased Property or any Certificate Purchaser; (viii) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, of any other Operative Document or of any other agreement; (ix) any invalidity, unenforceability, illegality or disaffirmance of this Lease or any other Operative Document or any provision hereof or thereof; (x) the impossibility or illegality of performance by Lessee, Lessor or both; (xi) any action by any court, administrative agency or other Government Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of the Leased Property or any part thereof, including, without limitation, with regard to the Financed Improvements; or (xiii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of Lessor or any Certificate Purchaser hereunder or under any other Operative Documents and the obligations of Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

      SECTION 4.10.  No Termination or Abatement.  Lessee shall remain obligated
                     ---------------------------
under this Lease in accordance with its terms and, consistent with the intention of the parties expressed in Sections 2.9 and 13.1, shall not take any action to
                            ------------     ----
terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor or any Certificate Purchaser, or any action with respect to this Lease which may be taken by any custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of such Person. Lessee hereby waives all right (i) to terminate or surrender this Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms, and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

 SECTION 5.  MAINTENANCE AND REPAIR; ALTERATIONS AND
                ADDITIONS; LIENS; ASSIGNMENT AND SUBLETTING; EASEMENTS.

      SECTION 5.1.  Maintenance and Repair; Compliance With Law. Lessee, at its
                    -------------------------------------------
own expense, shall at all times (a) maintain the Leased Property in good and safe repair and condition, free from nuisance and in the condition required on the Construction Completion Date, subject to ordinary wear and tear, and as a first-class office building; (b) except to the extent Section 5.5 shall apply,
                                                      -----------
maintain, manage and monitor the Leased Property in accordance with all Applicable Law, whether or not such maintenance requires structural modifications, noncompliance with which (i) would have a material adverse effect on Lessee's right to use the Leased Property, (ii) would cause any of the results enumerated in Section 5.2(b) hereof, (iii) would materially adversely
                      --------------
affect the fair market value, utility, remaining economic useful life or residual value of the Leased Property, or (iv) would adversely affect Lessor's interest in the Leased Property; (c) comply with the standards imposed by any insurance policies required to be maintained hereunder which are in effect at any time with respect to the Leased Property or any portion thereof; (d) maintain, manage and monitor the Leased Property in accordance with all applicable contracts, including service contracts and insurance contracts; (e) conduct all scheduled maintenance of the Leased Property in conformity with prudent maintenance and repair guidelines and without discriminating in favor of similar other property owned or leased by Lessee; (f) cause the Leased Property to continue to have at all times the capacity and functional ability to be used for, on a continuing basis (subject to normal interruption in the ordinary course of business for maintenance, inspection and repair) and in commercial operation, the purposes for which it was specifically designed; (g) make all necessary or appropriate repairs, replacements and renewals of the Leased Property or any portion thereof which may be required to keep the Leased Property in the condition required by the preceding clauses (a) through (f),
                                                    -----------         ---
whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen, and including, without limitation, repairs, replacements and renewals that would constitute capital expenditures under GAAP if incurred by an owner of property; and (h) procure, maintain and comply in all material respects with all material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation, repair and restoration of the Leased Property. Lessee waives any right that it may now have or hereafter acquire to (x) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Leased Property or (y) make repairs at the expense of Lessor pursuant to any Applicable Law or other agreements.

      SECTION 5.2.  Alterations.  (a)  At Lessee's own cost and expense, (i)
                    -----------
Lessee shall make alterations, renovations, improvements and additions to any portion of the Leased Property and substitutions and replacements therefor (collectively, but excluding any portion of the Financed Improvements,

"Alterations") so long as such Alterations are (A) made to repair or maintain
------------
the Leased Property in the condition required by Section 5.1; (B) necessary in
                                                 -----------
order for the Leased Property to be in compliance with Applicable Law; or (C) necessary or advisable to restore the Leased Property to its condition existing prior to a Casualty or Condemnation; and (ii) so long as no Event of Default or Default exists, Lessee may undertake Alterations on the Leased Property so long as such Alterations comply with Applicable Law and with Section 5.1 and
                                                        -----------
subsection (b) of this Section 5.2.
--------------         -----------

     (b) The making of any Alterations must be in compliance with the following requirements:

     (1) No such Alterations with a cost exceeding $1,000,000 shall be made or undertaken except upon not less than ten (10) Business Days' prior written notice to Lessor; provided, however, that in the event an Alteration must be
                     --------  -------
   performed immediately to protect any Person or property, Lessee shall give Lessor such notice as is practicable and in any event shall notify Lessor promptly upon the commencement of such Alteration.

     (2) Lessee shall not make any Alterations in violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Leased Property.

     (3) No Alterations shall be undertaken until Lessee shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations relating to such Alterations of all municipal and other Authorities having jurisdiction over the Leased Property; and Lessor, at Lessee's expense, shall join in the application for any such permit or authorization and execute and deliver any document in connection therewith, whenever such joinder is necessary or advisable.

     (4) The Alterations shall be expeditiously completed in a good and workmanlike manner and in compliance with all Applicable Law then in effect and the standards imposed by any insurance policies required to be maintained hereunder.

     (5) All Alterations shall, when completed, be of such a character as to not materially adversely affect the fair market value, utility, remaining economic useful life or residual value of the Leased Property from its fair market value, utility, remaining economic useful life or residual value immediately prior to the making thereof or, in the case of Alterations being made by virtue of a Casualty or Condemnation, immediately prior to the occurrence of such Casualty or Condemnation; and if the cost of such Alterations is in excess of the amount set forth in subsection (1) above and if requested by the Required Certificate Purchasers, Lessor shall engage an appraiser of nationally recognized standing, at Lessee's expense, to determine (by appraisal methods reasonably satisfactory to the Required Certificate Purchasers) the projected fair market value of the Leased Property following the completion of Alterations relating thereto.

     (6) Lessee shall have made adequate arrangements for payment of the cost of all Alterations when due so that the Leased Property shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied to the Leased Property, other than Permitted Liens; provided, that
                                                                --------
   Lessee shall have the right to contest the amount claimed by any such supplier of labor or materials in accordance with the applicable provisions of Section 5.5.
      -----------

     (7)  The Alterations must be located solely on the Land.

  SECTION 5.3.  Title to Alterations.  Title to Alterations shall without
                --------------------
further act vest in Lessor and shall be deemed to constitute a part of the Leased Property and be subject to this Lease, including the Lien hereof, in the following cases:

     (a) such Alterations constitute all or any portion of the Leased Property or shall be in replacement of or in substitution for a portion of the Leased Property;

     (b)  such Alterations shall be required to be made pursuant to the terms of
Section 5.1 or Section 5.2(a)(i) hereof;
-----------    -----------------

     (c)  such Alterations shall not be readily severable from the Land;

     (d) the removal of such Alterations would adversely affect the fair market value of the Leased Property; or

     (e)  an Event of Default shall have occurred.

     Lessee, at Lessor's request, shall execute and deliver any deeds, bills of sale, assignments or other documents of conveyance reasonably necessary to evidence the vesting of title in and to such Alterations to Lessor.

     If such Alterations are not within any of the
categories set forth in clauses (a) through (d) of this Section 5.3 and no Event
                        -----------         ---         -----------
of Default has occurred, then title to such Alterations shall vest in Lessee and such Alterations shall not be deemed to be Alterations which are part of the Leased Property.

     All Alterations to which Lessee shall have title may, so long as removal thereof shall not result in the violation of any Applicable Law and no Event of Default or Default exists, be removed at any time by Lessee. Any such Alterations shall be removed by Lessee at its expense if Lessor shall so request prior to the return of the Leased Property to Lessor or sale of the Leased Property in accordance with the provisions of this Lease, and Lessee shall at its expense repair any damage to the Leased Property caused by the removal of such Alterations. Lessor (or the purchaser of the Leased Property) may purchase from Lessee Alterations (if not already owned by Lessor) which Lessee notifies Lessor that Lessee intends to remove from the Leased Property prior to the return of the Leased Property to Lessor or the sale of the Leased Property, which purchase shall be at the Fair Market Value of such Alterations. Title to any Alterations to which Lessee shall have title shall vest in Lessor (or the purchaser of the Leased Property) if not removed from the Leased Property by Lessee prior to the return of the Leased Property to Lessor or the sale of the Leased Property.

      SECTION 5.4.  Maintenance and Repair Reports.  Lessee shall keep
                    ------------------------------
maintenance and repair reports in sufficient detail consistent with its customary practice, and as customary for owners of commercial real estate, to indicate the nature and date of major work done. Such reports shall be kept on file by Lessee at its offices during the Lease Term and shall be made available to Lessor upon reasonable request. Promptly after Lessee has knowledge thereof, Lessee shall give notice to Lessor of any Condemnation or Casualty of which the cost to restore or repair, or the value of any damage suffered, is reasonably expected by Lessee to exceed $1,000,000.

      SECTION 5.5.  Permitted Contests.  If, to the extent and for so long as
                    ------------------
(a) a test, challenge, appeal or proceeding for review of any Applicable Law or any Government Action relating to any portion of the Leased Property or to the operation or maintenance of any portion of the Leased Property shall be prosecuted diligently and in good faith in appropriate proceedings by Lessee or
(b) compliance with such Applicable Law or such Government Action shall have been excused or exempted by a valid nonconforming use permit, waiver, extension or forbearance, Lessee shall not be required to comply with such Applicable Law or such Government Action but only if and so long as any such test, challenge, appeal, proceeding or noncompliance shall constitute in the opinion of the Required Certificate Purchasers a Permitted Contest.

     Lessor will not be required to join in any proceedings pursuant to this
Section 5.5 unless a provision of any Applicable Law requires, or, in the good
-----------
faith opinion of Lessee, it is helpful to Lessee, that such proceedings be brought by or in the name of Lessor; and in such event Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as no Event of Default or Default exists and Lessee pays all related expenses and indemnifies Lessor and the Certificate Purchasers to the satisfaction of the respective Indemnitees.

      SECTION 5.6.  Use.  The Leased Property shall be used only as a first-
                    ---
class office building and for related ancillary purposes consistent with Lessee's business purposes. Lessee shall not use the Leased Property or any part thereof for any purpose or in any manner that would materially adversely affect the Fair Market Value, utility, remaining useful life or residual value of the Leased Property, would create a materially increased risk of environmental liability or would violate or conflict with, or constitute or result in a violation or default under, (a) any Applicable Law, whether now or hereafter existing, except as permitted pursuant to Section 5.5 (b) any
                                                    -----------
insurance policies required by Section 6.7, or (c) any Operative Document.
                               -----------
Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Leased Property as contemplated by this Lease. Lessee shall not commit or permit any waste of the Leased Property or any part thereof or take any act or fail to take any act which would cause or permit a nuisance to exist or occur upon the Leased Property.

      SECTION 5.7.  Liens.  (a)  Lessee will not directly or indirectly create,
                    -----
incur, assume or suffer to exist any Lien (other than Permitted Liens and Liens which are the subject of a Permitted Contest) on or with respect to (x) any portion of the Leased Property, Lessor's title thereto, or any interest therein, or (y) this Lease or any of Lessor's or any Certificate Purchaser's interests hereunder. Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep this Lease and the Leased Property free and clear of, and duly to discharge or eliminate or bond in a manner reasonably satisfactory to Lessor and the Required Certificate Purchasers, any Lien if the same shall arise at any time. Lessee will notify Lessor and Certificate Purchasers in writing promptly upon becoming aware of any Tax or other Lien that shall attach to the Leased Property, and of the full particulars thereof.

     (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Leased

Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR, THE CERTIFICATE TRUSTEE NOR THE CERTIFICATE PURCHASERS IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE LEASED PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, THE CERTIFICATE PURCHASERS OR THE CERTIFICATE TRUSTEE IN AND TO THE LEASED PROPERTY.

      SECTION 5.8.  Inspection.  Upon the request of Lessor or the Required
                    ----------
Certificate Purchasers, Lessee shall at reasonable times and upon reasonable notice make the Leased Property available to Lessor or any Certificate Purchaser or their respective agents for inspection and shall also make Lessee's records pertaining to the Leased Property available for inspection, provided, that from
                                                            --------
and after the occurrence of an Event of Default, all costs and expenses of Lessor or any Certificate Purchaser in connection with such inspection shall be borne by Lessee.

      SECTION 5.9.   Assignment and Subletting.  Lessee may not assign, mortgage
                     -------------------------
or pledge, in whole or in part, any of its rights, title or interest in, to or under this Lease or any portion of the Leased Property to any Person, including an Affiliate of Lessee, at any time. Any such assignment, mortgage or pledge shall be void. Except as expressly provided in this Section 5.9, Lessee may not,
                                                    -----------
without the prior written consent of Lessor (which may be granted or withheld in the sole discretion of Lessor) sublease, in whole or in part, any of its right, title or interest to or under this Lease or any portion of the Leased Property to any other Person (other than to a Subsidiary of Lessee upon at least ten Business Days' notice to Lessor), or permit the Leased Property or any portion thereof to be used or occupied by any other person at any time, and any such sublease, use or occupancy shall be void. Lessee may enter into a sublease of space in the Facility provided that the aggregate amount of such subleased space does not exceed 25% of the aggregate space in the Facility, and provided that
(i) no Event of Default shall have occurred and be continuing, (ii) the proposed subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Leased Property in a manner in keeping with the standards set forth in this Lease, (iii) the character of the business to be conducted or the proposed use of the Facility by the proposed subtenant shall not violate any provision or restrictions relating to the use or occupancy of the Leased Property, (iv) the subletting shall be in writing and expressly subject to all of the terms, covenants, conditions and obligations on Lessee's part to be observed and performed under this Lease and the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Lessor in each instance, which may be withheld in Lessor's sole discretion, (v) the sublease shall expressly provide that it shall terminate no later than one (1) day before the Lease Termination Date unless Lessee shall purchase the Leased Property pursuant to Section 9.1(b), (vi) at no time shall there be more than
                     --------------
four (4) occupants, including Lessee, in the Facility, and (vii) Lessee shall deliver notice of any proposed sublease to Lessor at least thirty (30) days prior to the commencement date thereof. No sublease or other relinquishment of possession of the Leased Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease with respect to all of the Leased Property. Any sublease of the Leased Property shall expressly be made subject and subordinate to this Lease and to the rights of Lessor hereunder and the liens created hereby, and shall expressly provide for the surrender of the Leased Property by any sublessee after an Event of Default.

      SECTION 5.10.  Easements.  At the request of Lessee, Lessor shall, from
                     ---------
time to time during the Lease Term and upon at least thirty (30) days' prior written notice from Lessee, and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way, party wall rights and other rights in the nature of easements, with or without consideration, (ii) release or termination of easements, licenses, rights of way, party wall rights or other rights in the nature of easements which are for the benefit of the Land or any portion thereof, with or without consideration, (iii) dedication or transfer of portions of the Land, not improved with a building, for road, highway or other public purposes, with or without consideration, (iv) execution of petitions to have any portion of the Land annexed to any municipal corporation or utility district,
(v) execution of agreements for the use and maintenance of common areas, for reciprocal rights of parking, ingress and egress and amendments to any covenants and restrictions affecting the Land or any portion thereof, with or without consideration, (vi) request to any Authority for platting or subdivision or replatting or resubdivision approval with respect to the Land or any portion thereof or any parcel of land of which the Land or any portion thereof forms a part or a request for any variance from zoning, (vii) creation of a governmental special benefit district for public improvements and collection of special assessments in connection therewith, in lump sum or installments, and (viii) execution and delivery of any instrument appropriate to confirm or effect such grant, release, dedication, transfer request or such other matter, document or proceeding. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

     (a) any such action shall be at the sole cost and expense of Lessee, and Lessee shall pay all reasonable out-of-pocket costs of Lessor and the Certificate Purchasers in connection therewith (including, without limitation, the reasonable fees of attorneys (including allocated costs of internal counsel of Arranger; provided, that Lessee shall not be responsible for any legal fees and expenses of more than one counsel to Arranger and the Certificate Purchasers and the allocated internal costs of internal counsel of Arranger), architects, engineers, planners, appraisers and other professionals retained by Lessor or the Certificate Purchasers in connection with any such action);

     (b) Lessee shall have delivered to Lessor a certificate of an Authorized Officer of Lessee stating that:

          (1) such action will not cause the Leased Property or any portion thereof to fail to comply in any respect with the provisions of the Lease or any other Operative Documents and in any material respect with all Applicable Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements);

          (2) all governmental consents or approvals required prior to such action have been obtained, and all filings required prior to such action have been made;

          (3) such action will not result in any material down-zoning of the Land or any portion thereof or a material reduction in the maximum density or development rights available to the Land under all Applicable Law;

          (4) this Lease and Lessee's obligations hereunder shall continue in full force and effect, without abatement, suspension, deferment, diminution, reduction, counterclaim, setoff, defense or deduction;

          (5) such action will not materially reduce the Fair Market Value, utility, remaining economic useful life or residual value of the Leased Property or Lessor's interest therein; and

          (6) such action will not impose or create any liability or obligation on Lessor;

     (c) all consideration received in connection with such action shall be paid to Lessee; and

     (d)  no Event of Default shall have occurred and be continuing.

 SECTION 6.  RISK OF LOSS; INSURANCE.

      SECTION 6.1.  Event of Loss; Condemnation or Casualty.
                    ---------------------------------------

          (a) If an Event of Loss shall occur, Lessee shall give Lessor and each Certificate Purchaser prompt written notice of such occurrence and the date thereof and Lessee shall purchase the Leased Property from Lessor on the next succeeding Payment Date after the date such Event of Loss shall have occurred (but in no event earlier than the first to occur of Lessee's receipt of insurance or condemnation proceeds from such Event of Loss or 90 days from the occurrence of such Event of Loss) at a purchase price equal to the sum of (i) the Lease Balance, plus (ii) all accrued but unpaid Rent, plus (iii) all other sums due and payable by Lessee to Lessor or any Certificate Purchaser under any of the Operative Documents. In the case of an Event of Taking which is deemed to have occurred because of a requisition which is not scheduled to last beyond the Lease Termination Date but which in fact is continuing on the Lease Termination Date, the foregoing purchase price shall be paid on the Lease Termination Date.

          (b)  Upon payment in full of all amounts payable pursuant to Section
                                                                       -------
6.1(a), (i) the Lease Term shall end with respect to the Leased Property and
------
(ii) the obligations of Lessee hereunder with respect to the Leased Property (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

      SECTION 6.2.  Application of Payments Relating to an Event of Loss.  All
                    ----------------------------------------------------
Net Condemnation Proceeds and property insurance proceeds received at any time by Lessee from any Authority or other Person with respect to any Event of Loss shall be promptly remitted to Lessor and, upon the purchase of the Leased Property by Lessee pursuant to Section 6.1(a), applied against the purchase
                               ------- ------
price payable by Lessee pursuant to Section 6.1(a), and, unless a Default or
                                    ------- ------
an Event of Default exists and subject to Section 13.2, any such Net
                                          ------------
Condemnation Proceeds and property insurance proceeds remaining thereafter shall be paid over to, or retained by, Lessee, or paid as Lessee may direct.

      SECTION 6.3.  Application of Certain Payments Relating to a Condemnation.
                    ----------------------------------------------------------
In case of a requisition for temporary use of all or a portion of the Leased Property which is not an Event of Taking, this Lease shall remain in full force and effect, without any abatement or reduction of Rent, and the proceeds received from any Authority relating to a Condemnation for the affected portion of the Leased Property shall, so long as no Default or Event of Default exists and subject to Section 13.2, be paid to Lessee for use by Lessee to the extent
               ------------
applicable to repair and restore the Leased Property to the condition required by Section 5.1. Notwithstanding anything herein to the contrary, any portion of
   -----------
such proceeds that is awarded with respect to the time period after the expiration or termination of the Lease Term (unless Lessee shall have exercised an option to purchase the Leased Property and consummated such purchase) shall be paid to Lessor; provided, that if Lessee has paid (i) the Lease Balance, plus
                   --------
(ii) all accrued but unpaid Rent, plus (iii) all other sums due and payable by Lessee to Lessor or any Certificate Purchaser under any of the Operative Documents, such proceeds (or the portion of such proceeds in excess of the portion thereof applied as set forth above) shall be paid over to Lessee.

      SECTION 6.4.  Casualty.  Upon any Casualty with respect to any portion of
                    --------
the Leased Property the cost of repair of which would exceed $2,000,000 Lessee shall immediately give to Lessor written notice thereof. As soon as practicable after a Casualty, but in any event prior to the Lease Termination Date, Lessee shall promptly commence and diligently proceed in a commercially reasonable manner to repair and rebuild the affected portions of the Leased Property suffering such Casualty (or cause such affected portions to be repaired and rebuilt) to the condition required to be maintained by Section 5.1 hereof;
                                                       -----------
provided, that the value and functional capability of such item as restored is
--------
at least equivalent to the value and functional capability of such item as in effect immediately prior to the occurrence of such Casualty. Any insurance proceeds in excess of $2,000,000 received with respect to any Casualty shall be paid over to or retained by Lessor until, subject to Section 13.2, Lessee
                                                     ------------
repairs and rebuilds (or causes to be repaired and rebuilt) the affected portions of the applicable Leased Property in accordance with the conditions set forth in this Section 6.4; provided that such proceeds shall be distributed to
              -----------  --------
Lessee (subject to Section 13.2) from time to time in reimbursement for funds
                   ------------
expended by Lessee in repairing and rebuilding the Facility.

      SECTION 6.5.  Negotiations.  If any part of the Leased Property becomes
                    ------------
subject to condemnation or requisition proceedings, Lessee shall give notice thereof to Lessor promptly after Lessee has knowledge thereof and, to the extent permitted by any Applicable Law, Lessee shall control the negotiations with the relevant Authority unless a Default or Event of Default exists, in which case Lessor shall control such negotiations; provided, that in any event Lessor may
                                        --------
participate at Lessor's expense (or if a Default or Event of Default exists, at Lessee's expense) in such negotiations; and provided in all cases, that no
                                            --------
settlement will be made without Lessor's prior written consent, not to be unreasonably withheld. Lessee shall give to Lessor such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by Section 6.7, and
                                                               -----------
are in the possession of Lessee, as are reasonably requested by Lessor. If the proceedings relate to an Event of Taking, Lessee shall act diligently in connection therewith.

      SECTION 6.6.  No Rent Abatement.  Rent shall not abate hereunder by reason
                    -----------------
of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of any portion of the Leased Property, and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.

      SECTION 6.7.  Required Coverages.  Lessee will keep insured all property
                    ------------------
of a character usually insured by prudent corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations (including customary deductibles and self-insured retention), and carry such other insurance as is usually carried by such corporations, provided that in any event
                                                      --------
Lessee will maintain:

          (a)  Comprehensive General Liability Insurance.  Combined single limit
               -----------------------------------------
insurance against claims for bodily injury, death or third-party property damage occurring on, in or about the Leased Property in an amount at least equal to $10,000,000 per occurrence, with a minimum combined single limit of $10,000,000.

          (b)  Property Insurance.  Insurance against loss or damage covering
               ------------------
the Leased Property or any portion thereof by reason of any Peril (as defined below) in an amount (subject to such deductibles and/or self-insurance in such minimum amounts as is carried by prudent corporations owning and/or operating similar properties) equal to the actual replacement cost of the Leased Property; provided, however, that at no time shall the amount of such coverage, on a
--------  -------
replacement cost basis, be less than the then outstanding Lease Balance. The term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail,
      -----
explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and all other perils covered by the "all risk endorsement" then in use in the Commonwealth of Pennsylvania.

          (c)  Workers' Compensation Insurance.  Lessee shall, in the
               -------------------------------
construction of the Financed Improvements or Alterations and the operation of the Leased Property, comply with the applicable workers' compensation laws of the Commonwealth of Pennsylvania.

          (d)  Builder's Risk Insurance.  During the construction of the
               ------------------------
Financed Improvements, any other improvements or any Alteration, Lessee shall also maintain builders' all-risk insurance in an amount equal to the greater of the replacement value of the applicable improvements and any Alterations and the aggregate cost for the construction of same.

          (e)  Other Insurance.  Such other insurance, including
               ---------------
worker's compensation and business interruption insurance, in each case as is generally carried by owners of similar properties in such amounts and against such risks as are then customary for properties similar in use.

     Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee shall be rated in A.M. Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) and shall have a general policyholder rating of "A" (or comparable rating for a rating by an organization other than A.M. Best) and a financial rating of at least "VII" (or comparable rating for a rating by an organization other than A.M. Best) or be otherwise acceptable to the Required Certificate Purchasers. In the case of liability insurance maintained by Lessee, it shall name Lessor (both in its individual capacity and as Certificate Trustee) and each Certificate Purchaser as additional insureds and, in the case of property insurance maintained by Lessee, it shall name Lessor as mortgagee and loss payee subject to the terms of Section 6.4. Each policy referred to in
                                       -----------
this Section 6.7 shall provide that:  (i) it will not be cancelled, materially
     -----------
modified or its limits reduced, or allowed to lapse without renewal, except after not less than thirty (30) days' prior written notice to Lessor and each Certificate Purchaser; (ii) in the case of general liability insurance, the interests of Lessor or any Certificate Purchaser shall not be invalidated by any act or negligence of or breach of warranty or representation by Lessee or any Person having an interest in the Leased Property; (iii) such insurance is primary with respect to any other insurance carried by or available to Lessor or any Certificate Purchaser; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Lessor and the Certificate Purchasers; and (v) in the case of general liability insurance, such policy shall contain a cross-liability clause providing for coverage of Lessor and the Certificate Purchasers as if there were a separate policy insuring each of them; however, such clause (v) shall in no
                                                       ----------
way increase the per-occurrence limit set forth in Section 6.7(a) above.  Lessor
                                                   --------------
and Certificate Purchasers shall not be liable for the payment of any premiums. Lessee will notify Lessor and the Certificate Purchasers promptly of any policy cancellation, reduction in policy limits, modification or amendment.

      SECTION 6.8.  Delivery of Insurance Certificates.  On or before the
                    ----------------------------------
Initial Advance Date and thereafter on each subsequent Advance Date, Lessee shall deliver to Lessor certificates of insurance satisfactory to Lessor and the Certificate Purchasers evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, throughout the Lease Term, at the time each of Lessee's insurance policies is renewed (but in no event less frequently than once each year), Lessee shall deliver to Lessor certificates of insurance evidencing that all insurance required by Section 6.7 to be maintained by Lessee with respect to the Leased
            -----------
Property is in effect.

SECTION 7.  INDEMNITIES.

      SECTION 7.1.  General Indemnification.  Lessee agrees, whether or not any
                    -----------------------
of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless on an after-tax basis (in accordance with Section 7.5) each Indemnitee from and
                                    -----------
against any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission, negligent or otherwise, by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Initial Advance Date or after the Lease Termination Date, in any way relating to or arising out of (a) any of the Operative Documents or any of the transactions contemplated thereby or any investigation, litigation or proceeding in connection therewith, and any amendment, modification or waiver in respect thereof; or (b) the Leased Property or any part thereof or interest therein; or (c) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale (including, without limitation, any sale pursuant to Section 8.2 or Section 9.1), return or other disposition of all or
            -----------    -----------
any part of any interest in the Leased Property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (i) Claims or penalties arising from any violation of Applicable Law or in tort (strict liability or otherwise), (ii) loss of or damage to the environment (including, without limitation, investigation costs, clean-up costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, and all other damages, costs, fees and expenses, fines and penalties, including natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, (iii) latent or other defects, whether or not discoverable by Lessee or any Indemnitee, (iv) any Claims resulting from the existence or Release of any Hazardous Materials at or from the Leased Property and (v) any Claim for patent, trademark, trade name or copyright infringement, provided, that the matters in this clause (c) shall
                           --------                           ----------
be without duplication of any matter for which indemnification is provided pursuant to the Environmental Indemnity; (d) the offer, issuance, sale or delivery of the Certificates; (e) the breach or alleged breach by Lessee of any representation or warranty made by it or deemed made by it in any Operative Document; (f) the transactions contemplated hereby or by any other Operative Document in respect of any Prohibited Transaction; or (g) any other agreement entered into or assumed by Lessee in connection with the Leased Property (including, in each case, matters based on or arising from the negligence of any Indemnitee).

     Lessee shall not be required to indemnify under this Section 7.1 for (1) as
                                                          -----------
to an Indemnitee, any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or to the extent resulting from the breach of representations, warranties or covenants of such Indemnitee (including, in the case of clause (f) of this Section 7.1, the representation of
                           ----------         -----------
such Certificate Purchaser set forth in Section 10.2(a) and the covenant of such
                                        ---------------
Certificate Purchaser set forth in Section 11.6(a)(iii)), (2) any Claims in
                                   --------------------
respect of Taxes (such Claims to be subject to Section 7.2), other than a
                                               -----------
payment necessary to make payments under this Section 7.1 on an after-tax basis,
                                              -----------
provided, that this clause (2) does not apply to any taxes or penalties included
--------            ----------
in Claims against which the Indemnitee is provided an indemnification under clause (f) of this Section 7.1, (3) as to an Indemnitee, any Claim resulting
----------         -----------
from Lessor Liens which such Indemnitee is responsible for discharging under the Operative Documents and (4) as to any Indemnitee, any Claim which the Indemnitor is unable to legally contest as a result of the failure of the Indemnitee to deliver in a timely manner notice to the Indemnitor of such Claim or proposed Claim, and (i) such failure directly results in Indemnitor's inability to contest such Claim and (ii) Indemnitor does not independently have knowledge of the Claim.

      SECTION 7.2.  General Tax Indemnity.
                    ---------------------

     (a)  Tax Indemnity.  Lessee shall pay, defend and, on written demand,
          -------------
indemnify and hold harmless on an after-tax basis (in accordance with Section
                                                                      -------
7.5) each Indemnitee from and against, any and all Taxes, howsoever imposed, on
---
or with respect to any Indemnitee, the Leased Property or any portion thereof, any Operative Document or Lessee or any sublessee or user of the Leased Property by any Authority in connection with or in any way relating to (i) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale (including, without limitation, any sale pursuant to Section 8.2 or Section 9.1), return or
                                         -----------    -----------
other disposition of all or any part of any interest in the Leased Property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Certificates or any other Operative Documents, the property or the income or other proceeds with respect to the property held in the Trust Estate, (iv) the Leased Property or any part thereof or any interest therein, (v) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the Overall Transaction; provided, however, that the
                                         --------  -------
indemnification obligation of this Section 7.2(a) shall not apply to (A) Taxes
                                   --------------
which are based upon or measured by the Indemnitee's net income or alternative minimum taxable income, or which are expressly in substitution for, or relieve Indemnitee from, any actual Tax based upon or measured by Indemnitee's net income; (B) Taxes characterized under local law as franchise, net worth, or shareholder's capital (excluding, however, any value-added, license, property or similar Taxes); and (C) if no Event of Default exists, Taxes based upon the voluntary transfer, assignment or disposition by Lessor or any Certificate Purchaser of any interest in any of the Leased Property (other than transfers pursuant to the exercise of the Sale Option or Purchase Option, a transfer to Lessee or otherwise pursuant to the Lease). Notwithstanding the proviso of the preceding sentence, Lessee shall pay or reimburse, and indemnify and hold harmless, any Indemnitee (A) from any Tax to the extent such Tax would not have been imposed if on the Initial Advance Date Lessor had advanced funds directly to Lessee in the form of a loan secured by the Leased Property in an amount equal to the aggregate amounts advanced on the Advance Dates with the debt service for such loan equal to the rents payable pursuant to the Lease and a principal balance due at the end of the Lease Term in the amount of the Lease Balance remaining at the end of the Lease Term; and (B)
which is not incorporated under the laws of the United States, or a state thereof, and which has complied with Section 7.3, from any deduction or
                                     -----------
withholding of any United States Federal income tax.

     (b)  Contests.  Lessee shall pay on or before the time or times prescribed
          --------
by law any Taxes (except any Taxes excluded by the proviso to Section 7.2(a));
                                                              --------------
provided, however, that Lessee shall be under no obligation to pay any such Tax
--------  -------
so long as the payment of such Tax is not delinquent or is being contested by a Permitted Contest. If any claim or claims is or are made against any Indemnitee for any Tax which is subject to indemnification as provided in Section 7.2(a),
                                                               --------------
Indemnitee shall, as soon as practicable, but in no event more than twenty (20) days after receipt of formal written notice of the Tax or proposed Tax, notify Lessee; provided that the failure to give such notice shall not limit Lessee's
        --------
obligations under Section 7.2(a), unless (i) the failure to provide such notice
                  --------------
directly results in Lessee's inability to contest such Tax and (ii) Lessee does not independently have knowledge of the Tax or proposed Tax; and if, in the reasonable opinion of Lessee and (in the case of any Tax which may reasonably be expected to exceed $100,000 in the aggregate) tax counsel acceptable to the Indemnitee, there exists a basis to contest such Tax which satisfies the requirements of ABA Formal Opinion 85-352 (and if the provisos of the definition
                                                      --------
of "Permitted Contest" continue to be satisfied and so long as no Event of Default exists), Lessee at its expense may, to the extent permitted by Applicable Law, contest such Tax, and subsequently may appeal any adverse determination, in the appropriate administrative and legal forums, and Lessor hereby authorizes Lessee to contest, by a Permitted Contest, any real estate taxes or assessments in the name of Lessor so long as Lessee shall keep Lessor apprised of the status of such proceedings; provided that in all other
                                            --------
circumstances so long as no Event of Default exists, upon notice from Lessee to such Indemnitee that there exists a basis to contest any such Tax which satisfies the requirements of ABA Formal Opinion 85-352 (as supported by an opinion of tax counsel to Lessee acceptable to the Indemnitee), the Indemnitee, at Lessee's expense, shall contest any such Tax. Lessee shall pay all expenses incurred by the Indemnitee in contesting any such Tax (including, without limitation, all reasonable attorneys' and accountants' fees, including the allocated costs of internal counsel), upon demand by the Indemnitee. Lessee shall have the right to participate in the conduct of any proceedings controlled by the Indemnitee to the extent that such participation by such Person does not interfere with the Indemnitee's control of such contest and Lessee shall in all events be kept informed, to the extent practicable, of material developments relative to such proceedings. The Indemnitee shall have the right to participate in the conduct of any proceedings controlled by Lessee and the Indemnitee shall in all events be kept informed, to the extent practicable, of material developments relative to such proceedings. The Indemnitees agree that a contested claim for which Lessee would be required to make a reimbursement payment hereunder will not be settled or compromised without Lessee's prior written consent (which consent shall neither be unreasonably delayed nor withheld), unless the provisos
                                                                        --------
of the definition of "Permitted Contest" would not continue to be satisfied and so long as no Event of Default exists. Indemnitee shall endeavor to settle or compromise any such contested claim in accordance with written instructions received from Lessee, provided, that: (x) Lessee, on or before the date the
                      --------
Indemnitee executes a settlement or compromise, pays the contested Tax to the extent agreed upon or makes an indemnification payment to the Indemnitee in an amount acceptable to the Indemnitee; and (y) the settlement or compromise does not, in the reasonable opinion of the Indemnitee, materially adversely affect the right of Lessor to receive Rent or the Lease Balance or any other payment pursuant to the Operative Documents, or involve a material risk of sale, forfeiture or loss of the Leased Property, any part thereof or any interest therein or any matter described in the provisos to the definition of "Permitted
                                       --------
Contest". The failure of an Indemnitee to timely contest a claim against it for any Tax which is subject to indemnification under Section 7.2(a) and for which
                                                  --------------
it has an obligation to Lessee to contest under this Section 7.2(b) in the
                                                     --------------
manner required by Applicable Law where Lessee has timely requested that such Indemnitee contest such claim shall relieve Lessee of its obligations to such Indemnitee under Section 7.2(a) with respect to such claim to the extent such
                 --------------
failure results in the loss of an effective contest. If Applicable Law requires the payment of a contested Tax as a condition to, or regardless of, its being contested, and Lessee chooses to contest such Tax or to direct the Indemnitee to contest such Tax in accordance with this Section, then Lessee shall provide the Indemnitee with the funds to pay such Tax, such provision of funds to be deemed a non-interest bearing loan by Lessee to the Indemnitee to be repaid by any recovery of such Tax from such contest and any remaining unpaid amount not recovered to offset Lessee's obligation to indemnify the Indemnitee for such Tax. Lessee shall indemnify the Indemnitee on an after-tax basis (in accordance with Section 7.5) for and against any adverse tax consequences of such interest-
     -----------
free loan. If the Indemnitee receives a refund (or like adjustment) in respect of any Tax (including any payments made pursuant to Section 7.5) for which the
                                                    -----------
Indemnitee has been reimbursed by Lessee, the Indemnitee shall immediately remit the amount of such refund (or like adjustment) on an after-tax basis (in accordance with Section 7.5) to Lessee, net of all costs and expenses incurred
                -----------
by such Indemnitee.

     (c)  Payments.  Except as otherwise permitted under Section 7.2(b), any Tax
          --------                                       --------------
indemnifiable under Section 7.2(a) shall be paid directly when due to the
                    --------------
applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to an Indemnitee pursuant to Section
                                                                    -------

7.2(a) shall be paid within thirty (30) days after receipt of a written demand
------
therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable. Any payments made pursuant to Section
                                                                        -------
7.2(a) directly to the Indemnitee entitled thereto or Lessee, as the case may
------
be, shall be made in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Lease. Upon the request of any Indemnitee with respect to a Tax that Lessee is required to pay, Lessee shall furnish to such Indemnitee the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Indemnitee.

          (d)   Reports. If any report, return or statement is required to be
                -------
filed with respect to any Taxes that are subject to indemnification under
Section 7.2(a), Lessee shall, if Lessee is permitted by Applicable Law, timely
--------------
prepare and file such report, return or statement; provided, however, that if
                                                   --------  -------
Lessee is not permitted by Applicable Law to file any such report, Lessee will promptly so notify the appropriate Indemnitee, in which case the Indemnitee will file any such report after preparation thereof by Lessee. Lessee will deliver any such return, together with immediately available funds for payment of any Tax due, to such Indemnitee at least ten (10) days in advance of the date such return or payment is due.

      SECTION 7.3.  Withholding Tax Exemption.  At least five (5) Business Days
                    -------------------------
prior to the first date on which any payment is due under any Certificate for the account of any Certificate Purchaser not incorporated under the laws of the United States or a state thereof, such Certificate Purchaser agrees that it will have delivered to each of Lessee and Certificate Trustee two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Certificate Purchaser is entitled to receive payments under the Operative Documents without deduction or withholding of any United States Federal income taxes. Each Certificate Purchaser which so delivers a Form 1001 or 4224 further undertakes to deliver to each of Lessee and Certificate Trustee two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Lessee or Certificate Trustee, in each case certifying that such Certificate Purchaser is entitled to receive payments under the Operative Documents without deduction or withholding of any United States Federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Certificate Purchaser from duly completing and delivering any such form with respect to it and such Certificate Purchaser advises Lessee and Certificate Trustee that it is not capable of receiving payments without any withholding of United States Federal income tax.

      SECTION 7.4.  Excessive Use Indemnity.  If at the end of the Lease Term:
                    -----------------------
(a) Lessee elects the Sale Option; and (b) after paying to Lessor all amounts due under Section 9.1, including Proceeds and the aggregate Sale Recourse
          -----------
Amount, Lessor does not have sufficient funds to reduce the Lease Balance to zero, then Lessee shall promptly pay over to Lessor the shortfall unless Lessee delivers a report from an independent appraiser in form and substance reasonably satisfactory to the Required Certificate Purchasers which establishes that the decline in value in the Leased Property from the aggregate amount anticipated for such date in the Appraiser's report delivered with respect to the Leased Property on or about the Initial Advance Date was not due to the excessive use of the Facility or the Leased Property, failure to maintain the Facility or the Leased Property, modifications or restorations which reduce the value of the Facility or the Leased Property, any adverse change in the environmental condition of the Facility or the Leased Property, any easements created on the Leased Property after the Initial Advance Date which reduce the value of the Facility or the Leased Property, or any defect or exception to title of the Facility or the Leased Property or any other cause or condition within the power of Lessee to control or affect, differing from ordinary wear and tear.

      SECTION 7.5.  After-Tax Basis.  If an Indemnitee shall not be entitled to
                    ---------------
a corresponding and equal deduction or deductions with respect to any payment or Tax which Lessee is required to pay or reimburse under any other provision of this Section 7 (each such payment or reimbursement under this Section 7, an
     ---------                                                ---------
"original payment") and which original payment constitutes income to such Indemnitee, then Lessee shall pay to such Indemnitee on demand the amount of such original payment on a grossed-up basis such that, after subtracting all Taxes imposed on such Indemnitee with respect to such original payment by Lessee (including any Taxes otherwise excluded by Section 7.2(b) and assuming for this
                                           --------------
purpose that such Indemnitee was subject to taxation at the highest Federal, state and local marginal rates applicable to widely held corporations for the year in which such income is taxable), such payments shall be equal to the original payment to be received or paid (net of any credits, deductions or other tax benefits then actually recognized that arise from the payment by such Indemnitee of any amount, including taxes, for which the payment to be received is made).

      SECTION 7.6.  Proceedings in Respect of Claims.  With respect to any
                    --------------------------------
amount that Lessee is requested by an Indemnitee to pay by reason of Section
                                                                     -------
7.1, such Indemnitee shall, if so requested by Lessee and prior to any payment,
---
submit such additional information to Lessee as Lessee may reasonably request and which is in the possession of such Indemnitee (or to which Indemnitee can reasonably gain access without any cost to it) to substantiate properly the requested payment.

     In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall timely notify Lessee of the commencement thereof, and Lessee shall be entitled, at its expense, to participate in, and, to the extent that Lessee desires to, assume and control the defense thereof; provided, however, that Lessee shall have acknowledged in writing its obligation
--------  -------
to fully indemnify such Indemnitee in respect of such action, suit or proceeding and Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request; and provided, further, that Lessee shall not be
                              --------  -------
entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or any material risk of imposition of material civil liability on such Indemnitee or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Leased Property or any part thereof unless, in the case of civil liability, Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest,
(B) such proceeding involves Claims not fully indemnified by Lessee which Lessee and the Indemnitee have been unable to sever from the indemnified Claim(s), or
(C) an Event of Default under the Lease has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by Lessee in accordance with the foregoing. Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 7.1
                                                               -----------
without the prior written consent of the Indemnitee which consent shall not be unreasonably withheld or delayed in the case of a money settlement not involving an admission of liability of such Indemnitee.

     Each Indemnitee shall supply Lessee with all such information and documents reasonably requested by Lessee as are necessary or advisable for Lessee to participate in any action, suit or proceeding to the extent permitted by Section
                                                                         -------
7.1 and Lessee shall reimburse the Indemnitee for the reasonable out-of-pocket
---
expenses
of supplying such information and documents. Unless a Lease Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 7.1 without the prior written consent of Lessee, which
                  -----------
consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 7.1 with respect to such Claim, does not
                              -----------
admit any criminal liability or civil liability on behalf of Lessee in connection with such Claim, and uses reasonable efforts to advise Lessee on the status of proceedings from time to time during the pendency of such Claim.

     Upon payment in full of any Claim by Lessee pursuant to Section 7.1 to or
                                                             -----------
on behalf of an Indemnitee, Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with Lessee and give such further assurances as are necessary or advisable to enable Lessee vigorously to pursue such claims.

     Subject to Lessee's right to contest any such amount pursuant to the provisions of Section 7.2(b), any amount payable to an Indemnitee pursuant to
              --------------
Section 7.1 shall be paid to such Indemnitee promptly upon receipt of a written
-----------
demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

      SECTION 7.7.  Funding Losses.  For every LIBO Calculation Period, Lessee
                    --------------
shall reimburse each Certificate Purchaser for any loss, funding cost, loss of earnings or expense incurred (including any loss, funding cost, loss of earnings or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Certificate Purchaser to make, continue or maintain any portion of its investment hereunder or any of the other Operative Documents on a LIBO Rate basis) as a result of (i) failure to prepay an amount for which notice has previously been delivered, (ii) failure of any Advance Date to occur on the date specified therefor in the applicable Advance Date Notice or (iii) any payment of all or any portion of the Lease Balance for any reason on a date other than a Payment Date. The applicable Certificate Purchaser shall promptly notify Lessee in writing of the amount of any claim under this Section 7.7, the
                                                               -----------
reason or reasons therefor and the additional amount required fully to compensate such Certificate Purchaser for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on Lessee.

      SECTION 7.8.  Increased Cost.
                    --------------

           (a) If there occurs a change in, or in the interpretation or reinterpretation of, or a change in the application of, Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time, or a change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, or a change in the application of, any other requirement of law or regulation applicable to any Certificate Purchaser, including, without limitation, the United States or any state, county or political subdivision thereof, or any order, decree, request, guideline, decision or directive (whether or not having the force of law) after the date hereof from any central bank, regulator, court, monetary authority or other governmental authority which:

           (1) does or shall subject such Certificate Purchaser to any tax of any kind whatsoever with respect to this Lease or any Advance or its investment in the Trust, or change the basis of taxation of payments to such Certificate Purchaser of principal, interest or other amount payable hereunder (except for changes in the rate of tax on general income and similar taxes on the overall net income of such Certificate Purchaser in any jurisdiction); or

           (2) does or shall impose, modify or hold applicable or change any reserve, special deposit, Federal Deposit Insurance Corporation premium, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Certificate Purchaser which are not otherwise included in the determination of the LIBO Rate hereunder; or

           (3) does or shall impose on such Certificate Purchaser any other condition;

and the result of any of the foregoing is to increase the cost to such Certificate Purchaser of making, renewing, converting or maintaining Advances, or to reduce any amount receivable in respect of such Advances or its investment in the Trust then, in any such case, Lessee shall promptly pay to such Certificate Purchaser such additional amount which will compensate the Certificate Purchaser for such additional cost or reduced amount receivable which the Certificate Purchaser deems to be material as determined by the Certificate Purchaser with respect to this Lease or the Advances hereunder or its investment in the Trust.

           (b)   If a change described in subsection (a) above shall occur and
                                          --------------
any Certificate Purchaser shall determine that
compliance by such Certificate Purchaser with the affected law, governmental rule, regulation or order of any jurisdiction applicable to such Certificate Purchaser (including, without limitation, the United States or any state, county or political subdivision thereof) regarding capital adequacy of banks or bank holding companies, or any introduction, interpretation, reinterpretation, effectiveness, phase-in, change in application or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Certificate Purchaser with such request or directive regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Certificate Purchaser's capital as a consequence of such Certificate Purchaser's obligations hereunder to a level below that which such Certificate Purchaser could have achieved but for such compliance (taking into consideration such Certificate Purchaser's policies with respect to capital adequacy immediately before such compliance and assuming that such Certificate Purchaser's capital was fully utilized prior to such compliance) by an amount deemed by such Certificate Purchaser to be material, then, upon demand, Lessee shall immediately pay to such Certificate Purchasers as are so affected such additional amounts as shall be sufficient to compensate such Certificate Purchasers for such reduced return, together with interest on each such amount from four (4) Business Days after the date demanded until payment in full thereof at the Overdue Rate. In determining such amount, such Certificate Purchaser may use any reasonable averaging and attribution methods. No liability or cost pursuant to this Section 7.8(b) shall
                                                           --------------
be incurred by Lessee prior to, or relating to any period before, the date that Lessee receives a demand from a Certificate Purchaser under this Section 7.8(b).
                                                                 --------------

     (c) If a Certificate Purchaser becomes entitled to claim any additional amounts pursuant to this Section 7.8, it shall promptly notify Lessee thereof.
                         -----------
A certificate as to any additional amounts payable to the foregoing submitted by a Certificate Purchaser to Lessee shall be conclusive absent manifest error.
For purposes of the application of this Section 7.8, and in calculating the amount necessary to compensate such Certificate Purchaser for any imposition of or increase in capital requirements or taxes hereunder, such Certificate Purchaser shall determine the applicability of this provision and calculate the amount payable to it hereunder in a manner consistent with the manner in which it shall apply and calculate similar compensation payable to it by other borrowers having provisions in their credit agreements comparable to this
Section 7.8.
-----------

     (d) If any Certificate Purchaser shall have exercised its rights under this Section 7.8 and Lessee shall have paid all
     -----------
amounts owed to such Certificate Purchaser hereunder, then Lessee shall have the right, at its own expense, to notify Certificate Trustee to require such Certificate Purchaser, as of the end of any LIBO Calculation Period, to (i) terminate its Certificate Purchaser Commitment or (ii) transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 11.6) all or a portion of its Certificate(s) to another financial
   -------------
institution which shall assume the obligations thereunder; provided, that (A) no
                                                           --------
such termination or assignment shall conflict with any law, rule, regulation or order of any Authority and (B) the Lessee or the assignee, as the case may be, shall pay to the affected Certificate Purchaser in immediately available funds on the date of such termination or assignment the principal of and Yield accrued to the date of payment on the Certificate Purchaser Amount and all other amounts accrued for its account or owed to it under the Operative Documents.

      SECTION 7.9.  LIBO Rate Illegal, Unavailable or Impracticable.
                    -----------------------------------------------

           (a) If any Certificate Purchaser shall reasonably determine in good faith (which determination shall, upon written notice thereof to Lessee, be conclusive and binding on Lessee) that

           (i) any requirement of law, regulation, order or decree of any jurisdiction applicable to any Certificate Purchaser (including the United States or any state, county or political subdivision thereof (or any change therein or in the interpretation or application thereof) makes it unlawful, or the central bank or other Authority asserts that it is unlawful, for such Certificate Purchaser to make, continue or maintain any amount of such Certificate Purchaser's investment in the Trust on a LIBO Rate basis;

           (ii) deposits in U.S. Dollars (in the applicable amounts) are not being offered to such Certificate Purchaser or Lessor in the relevant market for the applicable LIBO Calculation Period under this Lease, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBO Rate; or

           (iii) the LIBO Rate will not adequately and fairly reflect the cost to such Certificate Purchaser of maintaining or funding its investments in the Trust for the applicable LIBO Calculation Period, or that the making or funding of such Certificate Purchaser's investment or Advances on a LIBO Rate basis has become impracticable as a result of an event occurring after the date of this Lease which in the opinion of such Certificate Purchaser materially changes such investment, then, in the circumstances described in clause (i) or clause (ii), the
                                        ----------    -----------
obligations of such Certificate Purchaser to make, continue or maintain any such investment or loan on a LIBO Rate basis shall, upon such determination, forthwith be suspended until such Certificate Purchaser shall notify Lessee that such circumstances no longer exist (which notice shall be delivered promptly after such Certificate Purchaser has actual knowledge that such circumstances no longer exist), and the Yield Rate shall automatically be determined as provided for under the Operative Documents by reference to the Alternate Base Rate beginning on the next immediately succeeding Payment Date with respect thereto or sooner, if required by such law, assertion or determination or, in the circumstances covered by clause (iii), following notice to Lessee, which notice
                         ------------
sets forth in detail the reasons for the giving of such notice, and following the consent of Lessee, which consent shall not be unreasonably withheld, the obligations of such Certificate Purchaser to make, continue or maintain any such investment or loan on a LIBO Rate basis shall, following such consent, forthwith be suspended until such Certificate Purchaser shall notify Lessee that such circumstances no longer exist, and the Yield Rate shall be determined as provided for under the Operative Documents by reference to the Alternate Base Rate beginning on the next immediately succeeding payment date or otherwise as the parties may agree.

     (b) If any Certificate Purchaser shall have exercised its rights under this Section 7.9 and Lessee shall have paid all amounts owed to such Certificate
     -----------
Purchaser hereunder, then Lessee shall have the right, at its own expense, to notify Certificate Trustee to require such Certificate Purchaser, as of the end of any LIBO Calculation Period, to (i) terminate its Certificate Purchaser Commitment or (ii) transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 11.6) all or a portion of its
                                         ------------
Certificate(s) to another financial institution which shall assume the obligations thereunder; provided, that (A) no such termination or assignment
                        --------
shall conflict with any law, rule, regulation or order of any Authority and (B) the Lessee or the assignee, as the case may be, shall pay to the affected Certificate Purchaser in immediately available funds on the date of such termination or assignment the principal of and Yield accrued to the date of payment on the Certificate Purchaser Amount and all other amounts accrued for its account or owed to it under the Operative Documents.

      SECTION 7.10.  Indemnity Payments in Addition to Lease Obligations.
                     ---------------------------------------------------
Lessee acknowledges and agrees that Lessee's obligations to make indemnity payments under this Section 7 are separate from, in addition to, and do not
                    ---------
reduce, Lessee's obligation to pay under the Lease the Lease Balance.

SECTION 8.  EVENTS OF DEFAULT; REMEDIES.

      SECTION 8.1.  Events of Default.  The following shall constitute events of
                    -----------------
default of Lessee (each an "Event of Default") hereunder:
                            ----------------

          (a) Lessee shall fail to make payment of (i) any Rent when due and such failure shall continue for a period of five (5) days, or (ii) any Purchase Option Exercise Amount or Lease Balance;

          (b) Lessee shall fail to make any payment of any other amount payable under this Lease or any other Operative Document when due and payable and such failure shall continue for a period of ten (10) days after such amount becomes due and payable;

          (c) Lessee shall fail to maintain insurance as required by subsections (a), (b), (c) and (d) of Section 6.7 of this Lease;
---------------  ---  ---     ---    -----------

          (d) any statement, certificate, report, representation or warranty made or furnished by Lessee in this Lease or in compliance with the provisions hereof is incorrect, incomplete or misleading in any material respect when made, deemed made or reaffirmed, as the case may be;

          (e) Lessee defaults in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under
Section 5.9, Section 9, or Section 11.1(b);
-----------  ---------     ---------------

          (f) Lessee defaults in the performance or observance of any other term, covenant, condition or agreement on its part to be performed or observed hereunder or under any other Operative Document (and not constituting an Event of Default under any other clause of this Section 8.1), and such default
                                          -----------
continues unremedied for a period of thirty (30) days after the earlier to occur of (i) written notice thereof by Lessor or any Certificate Purchaser to Lessee, or (ii) any officer of Lessee has knowledge thereof; provided, however, that if such failure is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such 30-day period but such diligent efforts shall be properly commenced within the cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure not to exceed an additional thirty (30) days or the Lease Termination Date.

          (g) (i) Lessee and/or any Affiliate generally fails to pay, or admits in writing its inability to pay, its debts as they become due, or voluntarily commences any case or proceeding or files any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, agent, custodian, liquidator, trustee or any similar Person for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or files any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or is adjudicated bankrupt or insolvent, or makes a general assignment for the benefit of creditors, or consents to, or acquiesces in the appointment of, a receiver, agent, custodian, liquidator, trustee or any similar Person for itself or a substantial portion of its property, assets or business, or (ii) corporate action is taken by Lessee for the purpose of effectuating, authorizing or furthering any of the foregoing or (iii) Lessee and/or any Affiliate has an order for relief entered against it in any proceeding under the Bankruptcy Code;

     (h) involuntary proceedings or an involuntary petition are commenced or filed against Lessee and/or any Affiliate under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of Lessee and/or any Affiliate or the appointment of a receiver, agent, custodian, liquidator, trustee or other similar Person for Lessee and/or any Affiliate or of a substantial part of the property, assets or business of Lessee and/or any Affiliate, or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against a substantial part of the property, assets or business of Lessee and/or any Affiliate, and such proceedings or petition are not dismissed or stayed, or such writ, judgment, warrant of attachment, execution or similar process is not released, vacated or fully bonded, within sixty (60) days after commencement, filing or levy, as the case may be;

     (i)  if (1) any Employee Benefit Plan shall cease to have "qualified"
                                                                ---------
status under Section 401(a) of the Code, (2) the minimum funding standards applicable to any Employee Benefit Plan under Section 412 of the Code or Section 302 of ERISA shall not be complied with, (3) any excise tax or tax lien shall be incurred in connection with any Employee Benefit Plan and the administration thereof, (4) any claim shall be incurred with respect to any Employee Benefit Plan other than in the ordinary operation of such plan, (5) any "prohibited
                                                                 ----------
transaction" as defined by Section 4975 of the Code or Section 406 of ERISA
-----------
shall have occurred, (6) any liability (other than for the payment of required premiums) shall be incurred to the PBGC, (7) any withdrawal liability shall be incurred with respect to a Multiemployer Plan, (8) any liability shall be incurred in connection with a failure to make timely reports and filings with respect to Employee Benefit Plans, or (9) any other thing shall have occurred with respect to any Employee

Benefit Plan, the result of which (in any one of the foregoing clauses (1)
                                                               -----------
through (8), any combination of said clauses or otherwise) is that Lessee or
        ---
any Subsidiary, in the reasonable judgment of the Required Certificate Purchasers, has or is likely to incur liabilities (whether the liability is direct or indirect, current or deferred, fixed or contingent) of $10,000,000 or more;

     (j) any Operative Document or the security interest and lien granted under this Lease (except in accordance with its terms), in whole or in material part, terminates, ceases to be effective or ceases to be the legally valid, binding and enforceable obligation of Lessee, or Lessee or any of its Affiliates, directly or indirectly, contests in any manner in any court the effectiveness, validity, binding nature or enforceability thereof; or the security interest and lien securing Lessee's obligations under the Operative Documents, in whole or in part, ceases to be a perfected first priority security interest and lien;

     (k) an event of default shall occur with respect to any obligation(s) of Lessee and/or any Subsidiary in excess of $15,000,000, individually or in the aggregate (as principal or guarantor or other surety), to any person for borrowed money;

     (l) a judgment or judgments for the payment of money are entered by a court or courts of competent jurisdiction against Lessee or any of its Affiliates or any attachments against any of their assets or property shall exist, and such judgment, judgments or attachments remain undischarged or unstayed or unpaid or undismissed or unbonded for a period (during which execution shall not be effectively stayed) of thirty (30) days; provided, that
                                                                --------
the aggregate of all such judgments and attachments exceeds $10,000,000 the extent such judgments are not covered by valid and collectible insurance from solvent, unaffiliated insurers);

     (m) if (1) any person or group within the meaning of (S)13(d)(3) of the Securities Exchange Act and the rules and regulations promulgated thereunder shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act), directly or indirectly, of securities of Lessee (or other securities convertible into such securities) representing twenty percent (20%) of the combined voting power of all securities of Lessee entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency (hereinafter called a "Controlling Person"); or (2) a majority of the Board of Directors of Lessee
 ------------------
shall cease for any reason to consist of (A) individuals who on the date of this Lease were serving as directors of Lessee and (B) individuals who subsequently become members of the Board of Directors if such individuals' nomination for election or election to the Board of Directors is recommended or approved by a majority of the Board of Directors of Lessee. For purposes of clause (1) above, a person or group shall not be a Controlling Person if such
----------
person or group holds voting power in good faith and not for the purpose of circumventing this Section 8.1(m) as an agent, bank, broker, nominee, trustee,
                   --------------
or holder of revocable proxies given in response to a solicitation pursuant to the Securities Exchange Act, for one or more beneficial owners who do not individually, or, if they are a group acting in concert, as a group have the voting power specified in clause (1);
                          ----------

          (n) the construction of the Financed Improvements does not attain Substantial Completion on or before the Construction Completion Date; and

          (o) there shall be any tenant or occupant of any part of the Land or the Facility (other than Lessee or any permitted subtenant pursuant to
Section 5.9); provided that the occupancy of a portion of the Facility by
-----------   --------
Inacom Business Centers, Inc. shall not be an Event of Default provided Inacom Business Centers, Inc. vacates the Facility on or before March 31, 1997.

      SECTION 8.2.  Remedies.  Upon the occurrence of an Event of Default, at
                    --------
Lessor's option and without limiting Lessor in the exercise of any other right or remedy Lessor may have on account of such default (including, without limitation, the obligation of Lessee to purchase the Leased Property as set forth below), and without any further demand or notice, Lessor may cause the following to occur:

          (i) By notice to Lessee, Lessor may terminate Lessee's right to possession of the Leased Property. A notice given in connection with unlawful detainer proceedings specifying a time within which to cure a default shall terminate Lessee's right to possession if Lessee fails to cure the default within the time specified in the notice.

          (ii) Upon termination of Lessee's right to possession and without further demand or notice, Lessee shall surrender possession and vacate the Leased Property and deliver possession thereof, and Lessor may re-enter the Leased Property and remove any Persons in possession thereof.

          (iii) Lessor may terminate this Lease and declare the aggregate outstanding Lease Balance to be immediately due and payable, and Lessor shall be entitled to (x) recover from Lessee the following amounts and (y) take the following actions:

               (A) Lessee shall pay all accrued and unpaid Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) through the Final Rent Payment Date;

               (B)  Lessor may elect either of the following:

                    (1) Lessor may demand, by written notice to Lessee specifying a Payment Date (the "Final Rent Payment Date") not
                                               -----------------------
               earlier than ten (10) days after the date of such notice, that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Final Rent Payment Date (in lieu of Basic Rent due after the Final Rent Payment Date), an amount equal to the sum of (A) the Lease Balance computed as of the Final Rent Payment Date, plus
               (B) all accrued and unpaid Rent due and unpaid to and including the Final Rent Payment Date, and upon payment of such amount, and the amount of all other sums due and payable by Lessee under this Lease and the other Operative Documents (and interest at the Overdue Rate on the amounts payable under this clause (B)(1) from
                                                              -------------
               the Final Rent Payment Date to the date of actual payment), Lessor shall transfer by special warranty deed to Lessee all of Lessor's right, title and interest in and to the Leased Property without recourse or warranty, but free and clear of Lessor Liens; or

                    (2) Lessor may sell its interest in the Leased Property, in which event Lessee shall pay to Lessor an amount equal to the excess, if any, of (x) all amounts due Lessor under clause (B)(1)
                                                                   -------------
               above over (y) the net sale proceeds received by Lessor from the foregoing sale (provided, that in calculating such net sale proceeds, all expenses and taxes incurred by Lessor or any of the Certificate Purchasers in connection with such sale, including, without limitation, legal fees, shall be deducted from such sales proceeds);

               (C) Any other amount reasonably necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform Lessee's obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the costs and expenses (including without limitation, reasonable attorneys' fees, advertising costs and brokers' commissions) of recovering possession of the Leased Property, removing Persons or property therefrom, placing the Leased Property in good order, condition, and repair, preparing and altering the Leased Property for reletting, and all other costs and expenses of reletting; and

               (D) Such other reasonable amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Law.

          (iv)  Lessor may enforce the Lien given hereunder pursuant to Section
     13.1 hereof, the UCC or any other law.

          (v) If Lessee has breached this Lease, this Lease shall continue in effect for so long as Lessor does not terminate this Lease, and Lessor may enforce all of Lessor's rights and remedies under this Lease, including the right to recover the Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) as it becomes due under this Lease. Lessee's right to possession shall not be deemed to have been terminated by Lessor except pursuant to clause (i) or clause (iii) above. The following do not
                       ----------    ------------
    constitute a termination of this Lease:

               (A) Acts of maintenance or preservation or efforts to relet the Leased Property;

               (B) The appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease;

               (C) Withholding of consent to an assignment or subletting, or terminating a subletting or assignment by Lessee.

          (vi) If Lessor elects to continue this Lease in full force and effect following the termination of Lessee's right of possession, Lessor, to the maximum extent permitted by Applicable Law, may enforce all its rights and remedies under this Lease, including, but not limited to, the right to recover Rent hereunder as it becomes due. During the continuance of an Event of Default or following the termination of Lessee's right to possession, Lessor may enter the Leased Property in accordance with Applicable Law without terminating this Lease and sublet all or any part of the Leased Property for Lessee's account to any Person, for such term (which may be a period beyond the remaining Lease Term), at such rents and on such other terms and conditions as are commercially reasonable. In the event of any such subletting, rents received by Lessor from such subletting shall be applied (A) first, to the payment of the costs incurred by Lessor in maintaining, preserving, altering and preparing the Leased Property for subletting and other costs of subletting, including, but not limited to, brokers' commissions and attorneys' fee; (B) second, to the payment of Rent hereunder then due and payable; (C) third, to the payment of future Rent hereunder as the same may become due and payable hereunder; (D) fourth, to the payment of all other obligations of Lessee hereunder, and (E) fifth, the balance, if any, shall be paid to Lessee upon (but not before) expiration of the Lease Term. If the rents received by Lessor from such subletting, after application as provided above, are insufficient in any period to pay the Rent due and payable hereunder for such period, Lessee shall pay such deficiency to Lessor upon demand. Notwithstanding any such subletting for Lessee's account without termination, Lessor may at any time thereafter, by written notice to Lessee, elect to terminate this Lease.

          (vii) Lessor may, with or without entering upon and taking possession of the Leased Property, (A) direct, or cause Lessee to direct, all tenants or other obligors under all leases to pay all rents directly to Lessor, (B) collect all rents as the same become due and payable, (C) take such action as Lessor shall deem necessary or desirable in order to enforce the provisions of any lease and (D) amend, modify, extend, enter into or terminate any lease or waive performance by any tenant or other obligor thereunder of any provision thereof, in the name of Lessee or otherwise.

          (viii) Lessor may exercise any other right or remedy that may be available to it under Applicable Law or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent installment period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent Rent installment period(s), or Lessor may defer any such suit until after the expiration of the Basic Term or any Renewal Term, in which event such suit shall be deemed not to have accrued until the expiration of the Basic Term or such Renewal Term.

          (ix) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease.

      SECTION 8.3.  Proceeds of Sale; Deficiency.  All payments received and
                    ----------------------------
amounts held or realized by Lessor at any time when an Event of Default shall exist and after the Lease Balance shall have been accelerated pursuant to
Section 8 as well as all payments or amounts then held or thereafter received
---------
by Lessor (except for rents received by Lessor from subletting pursuant to
Section 8.2(vi), which shall be distributed as set forth therein) and the
---------------
proceeds of sale pursuant to this Section 8.3, shall be distributed forthwith
                                  -----------
upon receipt by Lessor in accordance with Article III of the Trust Agreement.

      SECTION 8.4.  Grant and Foreclosure on Lessee's Estate. Without limiting
                    ----------------------------------------
any other remedies set forth in this Lease, if a court of competent jurisdiction rules that this Lease constitutes a mortgage or other secured financing as is the intent of the parties, the following shall apply:

          (i) Lessor and Lessee agree that upon the occurrence of an Event of Default, Lessor may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder or against Lessee on a recourse basis for the Lease Balance and all other amounts due from Lessee hereunder, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or for the enforcement of any other appropriate legal or equitable remedy, and at any foreclosure sale Lessor may become the purchaser, and in such case for the purpose of making settlement for or payment of the purchase price, shall be entitled to offset any claims for the indebtedness hereunder and under the Operative Documents in order that they may be credited as paid on the purchase price;

          (ii) This instrument will be deemed given to secure not only existing indebtedness, but also future advances, whether such advances are obligatory or to be made at the option of Lessor or the Certificate Purchasers or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument. To the fullest extent permitted by law, the Lien of this instrument shall be valid as to all such indebtedness, including all future advances, from the time this instrument is recorded. Notwithstanding anything in this instrument to the contrary, the maximum principal amount of indebtedness secured by this instrument at any one time shall not exceed Forty Million and No/100 Dollars ($40,000,000), plus all costs of enforcement and collection of this instrument, the Certificates and the other Operative Documents, plus the total amount of any advances made pursuant thereto to protect the collateral and the security interest and Lien created hereby, together with interest on all of the foregoing as provided in the Operative Documents.

          (iii) Without in any way limiting or restricting any of Lessor's rights, remedies, powers and authorities under this instrument, and in addition to all of such rights, remedies, powers, and authorities, Lessor shall also have and may exercise any and all rights, remedies, powers and authorities which the holder of a mortgage is permitted to have or exercise under the provisions of Pennsylvania Procedural Rules 1141 to 1148, both inclusive (herein, as amended and as it may hereafter be amended from time to time, called the "Act"). Without
                                                                  ---
limiting the generality of the foregoing, all expenses incurred by Lessor to the extent reimbursable under any provision of the Act, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in any other provision of this instrument, shall be added to the indebtedness secured by this instrument and by the judgment of foreclosure.

          (iv) Lessee, on behalf of itself and all Persons now or hereafter interested in the Leased Property, voluntarily and knowingly hereby: acknowledges that the transaction of which this Lease is a part is a transaction which does not include either agricultural real estate (as defined in the Act), or residential real estate (as defined in the Act); waives to the fullest extent permitted by applicable law any and all rights to reinstatement or redemption and any and all other rights under all present and future appraisement, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing, and hereby further waives the pleading of any statute of limitations as a defense to any and all indebtedness secured by this instrument, and Lessee agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this instrument. Without limiting the generality of the preceding sentence, Lessee, on its own behalf and on behalf of each and every Person acquiring any interest in or title to the Leased Property subsequent to the date of this instrument, hereby irrevocably waives any and all rights of reinstatement or redemption from sale under any order, judgment or decree of foreclosure of this instrument or under any power contained herein or under any sale pursuant to any statute, order, judgment or decree of foreclosure of any court.

      SECTION 8.5.  Remedies Cumulative; No Waiver; Consents.  To the extent
                    ----------------------------------------
permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. To the extent permitted by Applicable Law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Leased Property or any part thereof in mitigation of Lessor's damages upon the occurrence of an Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this Section 8.
     ---------

      SECTION 8.6.  Power of Attorney.  Lessee unconditionally and irrevocably
                    -----------------
appoints Lessor as its true and lawful attorney-in-fact, with full power of substitution, to the extent permitted by Applicable Law, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery hereunder, if an Event of Default occurs, whether pursuant to foreclosure or power of sale or otherwise, and in connection therewith to execute and deliver all such deeds, bills of sale, assignments, releases (including releases of this Lease on the records of any Authority) and other proper instruments as Lessor may reasonably consider necessary or appropriate. Lessee ratifies and confirms all that such attorney or any substitute shall lawfully do by virtue hereof. If requested by Lessor or any purchaser, Lessee shall ratify and confirm any such lawful sale, assignment, transfer or delivery by executing and delivering to Lessor or such purchaser all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.


 SECTION 9.  LEASE TERMINATION.

      SECTION 9.1.  End of Term Options.  At least 270 days before the last day
                    -------------------
of the Basic Term or the first Renewal Term, if effective, Lessee shall, by delivery of written notice to Lessor and the Certificate Purchasers, exercise one of the following options:

          (a)  subject to Section 4.3(b), renew this Lease with respect to all,
                          --------------
but not less than all, of the Leased Property then subject hereto for an additional five-year Renewal Term (the "Renewal Option") on the terms and
                                        --------------
conditions set forth herein and in the other Operative Documents, including Lessee's obligation to pay Rent, including Basic Rent, during the Renewal Term on each Payment Date occurring during such Renewal Term; however, such Renewal
                                                         -------
Option shall not be available at the end of the second Renewal Term; or
                                                                     --

          (b) purchase for cash for the Purchase Option Exercise Amount all, but not less than all, of the Leased Property then subject to this Lease on the last day of the Basic Term or Renewal Term, as applicable (the "Purchase
                                                                --------
Option"); and if Lessee shall have elected to purchase the Leased Property,
------
Lessor shall, upon the payment to Lessor of the Purchase Option Exercise Amount then due and payable by Lessee under the Operative Documents, transfer by special warranty deed all of Lessor's right, title and interest in and to the Leased Property to Lessee or its designee, without recourse or warranty (except as to the absence of Lessor Liens and such other matters contained in the special warranty deed); or
                                                            --

          (c)  subject to the satisfaction of the conditions set forth in
Section 9.5 and if no Default or Event of Default exists on or prior to the
-----------
Lease Termination Date, sell on behalf of Lessor for cash to a purchaser not in any way affiliated with Lessee all, but not less than all, of the Leased Property then subject to this Lease on the last day of the Basic Term or Renewal Term, as applicable (the "Sale Option"). Simultaneously with a sale pursuant to
                          -----------
the Sale Option, Lessee shall pay to Lessor (i) all accrued and unpaid Rent, if any, plus all other amounts, fees and expenses then due and payable under the Operative Documents (other than the Lease Balance) and (ii) as Supplemental Rent, from the gross proceeds of the sale of the Leased Property, without deductions or expense reimbursements (the "Proceeds"), the aggregate outstanding
                                           --------
Lease Balance as of the Lease Termination Date. If the Proceeds exceed the aggregate outstanding Lease Balance and such other amounts are paid, Lessee will retain the portion of the Proceeds in excess thereof. If the Proceeds are less than the aggregate outstanding Lease Balance, Lessee will pay or will cause to be paid to Lessor, as Supplemental Rent, on the Lease Termination Date, in addition to the Proceeds and the other amounts referred to in clause (i) above,
                                                              ----------
the Sale Recourse Amount, it being understood, however, that the amount payable pursuant to this Section 9.1(c) shall in no event be construed to limit any
                 --------------
other obligation of Lessee under the Operative Documents, including, without limitation, pursuant to Section 6, Section 7.7, Section 9.5 and Section 14.1.
                        ---------  -----------  -----------     -------------
The "Sale Recourse Amount" shall be the lesser of (i) the Applicable Percentage Amount and (ii) the excess of the aggregate outstanding Lease Balance over Proceeds. The obligation of Lessee to pay the amounts provided in this Section
                                                                       -------
9.1(c) shall be a recourse obligation of Lessee and shall be payable on the
------
Lease Termination Date.

      SECTION 9.2.  Election of Options.  To the extent that the Renewal Option
                    -------------------
is available, unless Lessee shall have affirmatively elected in accordance herewith the Purchase Option or the Sale Option, Lessee shall be deemed to have elected the Renewal Option. To the extent that the Renewal Option is not available, unless Lessee shall have affirmatively elected the Sale Option, Lessee shall be deemed to have elected the Purchase Option. Lessee's election of the Purchase Option shall be irrevocable at the time made. In addition, Lessee may not elect the Sale Option if there exists on the date the election is made a Default or an Event of Default and the Sale Option shall automatically be revoked if there exists a Default or Event of Default at any time after the Sale Option is properly elected and Lessor shall be entitled to exercise all rights and remedies provided in Section 8.
                                             ---------

      SECTION 9.3.  Sale Option Procedures.  If Lessee elects the Sale Option,
                    ----------------------
Lessee shall use its best efforts as nonexclusive
agent for Lessor to obtain the highest all cash purchase price for the purchase of the Leased Property, and if Lessee receives any bid, Lessee shall within five
(5) Business Days after receipt thereof, and at least twenty (20) Business Days prior to the Lease Termination Date, certify to Lessor in writing the amount and terms of such bid, the name and address of the party or parties (who shall not be Lessee or any Affiliate of Lessee or any Person with whom Lessee has an understanding or arrangement regarding the future use of the Leased Property by Lessee or any Affiliate or Subsidiary thereof, but who may be Lessor, any Certificate Purchaser, any Affiliate thereof, or any Person contacted by Certificate Purchaser) submitting such bid. Lessee shall bear its own expenses and pay, as Supplemental Rent, the expenses of Lessor and each Certificate Purchaser in connection with any such bidding and sale process pursuant to this
Section 9.3 as well as all costs and expenses incurred by any party (including a
-----------
buyer or potential buyer) to place the Leased Property in the condition required by Section 5.1 and costs of repair and alterations for improvements desired by
   -----------
such buyer. None of the foregoing costs or expenses shall be deducted from Proceeds. After Lessee shall have certified to Lessor all bids received, any Certificate Purchaser, any Affiliate thereof, or any Person contacted by any Certificate Purchaser may submit a further bid or bids to Lessee not later than five (5) Business Days prior to the Lease Termination Date. On or before the Lease Termination Date, so long as no Event of Default or Default exists: (i) Lessee shall transfer all of Lessee's right, title and interest in the Leased Property, or cause the Leased Property to be so transferred, to the bidder(s), if any, which shall have submitted the highest bid therefor at least twenty (20) (or in the case of a Certificate Purchaser, any Affiliate thereof or Person contacted by a Certificate Purchaser, five (5)) Business Days prior to such Lease Termination Date, in the condition required and otherwise in accordance with all of the terms of this Lease; (ii) subject to the prior or current payment by Lessee of all amounts due under clause (iii) of this sentence, Lessor
                                           ------------
shall transfer by special warranty deed (without recourse or warranty, except as to the absence of Lessor Liens and such other matters contained in the special warranty deed) Lessor's right, title and interest in and to the Leased Property for cash to such bidders; and (iii) Lessee shall simultaneously pay to Lessor all of the amounts contemplated in Section 9.1(c). All costs related to such
                                   --------------
sale and delivery, including the cost of sales agents, removal of the improvements, delivery of documents, filing and documentary transfer fees, title insurance, certification and testing of the Leased Property, legal costs, costs of notices, any advertisement or other similar costs, or other information and of any parts, configurations, repairs or modifications desired by a buyer or prospective buyer shall be borne entirely by Lessee, without regard to whether such costs were incurred by Lessor, Lessee or any potentially qualified buyer, and shall in no event be paid from any of the Proceeds. Neither Lessor nor any Certificate Purchaser shall have any responsibility for procuring any purchaser.

      SECTION 9.4.  Appraisals.  If Lessee exercises the Sale Option and any
                    ----------
Certificate Purchaser reasonably expects that the Proceeds from the sale of the Leased Property will be less than 30% of the outstanding Lease Balance at the Lease Termination Date, Lessor (upon direction from any Certificate Purchaser) shall engage the Appraiser, at Lessee's expense, to determine (by appraisal methods satisfactory to the Required Certificate Purchasers) the Fair Market Value of the Leased Property then subject to this Lease as of the Lease Termination Date. In addition, if the Appraiser concludes that the Fair Market Value of such Leased Property as of the Lease Termination Date was in excess of the aggregate Proceeds from the sale of Leased Property, Lessee shall promptly pay to Lessor, as Supplemental Rent, such excess, which together with such Proceeds and the Sale Recourse Amount so paid to Lessor shall not exceed the Lease Balance determined immediately before the application of the foregoing amounts.

      SECTION 9.5.  Return of Leased Property.  Unless the Leased Property shall
                    -------------------------
have been transferred to Lessee pursuant to Section 9.1(b), Lessee shall, on the
                                            --------------
Lease Termination Date and at its own expense, transfer the Leased Property to the independent purchaser thereof pursuant to Section 9.3, free and clear of all
                                              -----------
Liens other than Permitted Exceptions and Lessor Liens, in the condition required by Section 5 and in any event in as good a condition as it was on the
            ---------
Initial Advance Date and on the date of Substantial Completion of the Financed Improvements to the Facility (as modified by the Financed Improvements and any other Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance with all Applicable Law (determined immediately prior to such transfer; and in any event without (x) any asbestos installed or maintained in any part of the Leased Property, (y) any polychlorinated biphenyls (PCBs) in, on or used, stored or located at the Leased Property, and (z) any other Hazardous Materials). Lessee shall cooperate with the independent purchaser of the Leased Property in order to facilitate the ownership and operation by such purchaser of the Leased Property after the Lease Termination Date, including providing all books, reports and records regarding the maintenance, repair and ownership of the Leased Property and all know-how, data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of the Leased Property and cooperating in seeking and obtaining all necessary Government Action. Lessee also shall have paid the total cost for the completion of the Financed Improvements and of all Alterations commenced prior to the Lease Termination Date, and the construction of the Financed Improvements and all Alterations shall have been completed prior to such date. Lessee shall have completed all restoration and repair work in compliance with Section 6.4
                                                                  -----------
and Section 5.1 prior to the Lease Termination Date.
    -----------

The obligations of Lessee under this Section 9.5 shall survive the expiration or
                                     -----------
termination of this Lease. Unless Lessee shall have exercised or been deemed to have exercised its option to purchase the Leased Property, not less than 270 days prior to the Lease Termination Date, Lessor shall at Lessee's expense be entitled to perform such investigation, including obtaining reports of engineers and other experts as to the condition and state of repair and maintenance required by this Section 9.5 and as to the compliance with Environmental Laws of
                 -----------
the Leased Property, as it deems appropriate. Lessee, at its sole cost and expense, shall cause the repair or other remediation of any discrepancies between the actual condition of the Leased Property and the condition required under this Lease, such repair or remediation to be completed not later than the Lease Termination Date.

      SECTION 9.6.  Early Termination.  On any Payment Date after the eighth
                    -----------------
(8th) scheduled Payment Date, Lessee may, upon at least sixty (60) days' prior written notice to Lessor and the Certificate Purchasers, purchase all of the Leased Property by paying to Lessor on such Payment Date the aggregate outstanding Lease Balance, together with all accrued unpaid Rent to the date of repayment and all other amounts then due and payable under the Operative Documents. Upon receipt of such amounts, Lessor shall transfer by special warranty deed all of Lessor's right, title and interest in and to the Leased Property to Lessee or its designee, without recourse or warranty (except as to the absence of Lessor Liens and such other matters contained in the special warranty deed).


 SECTION 10.  REPRESENTATIONS AND WARRANTIES.

      SECTION 10.1.  Representations and Warranties of Lessee.  As of the date
                     ----------------------------------------
hereof, the Lease Commencement Date and each Advance Date, Lessee makes the representations and warranties set forth in this Section 10.1 to Lessor, Bank
                                                 ------------
and each Certificate Purchaser.

          (a)  General Matters.  Lessee hereby represents and warrants that:
               ---------------

          (i) Lessee is a corporation duly organized, validly existing and in good standing under the laws of Ohio, and is qualified to do business in, and is in good standing in, Pennsylvania and each other state or other jurisdiction in which the nature of its business or activities makes such qualification necessary.

          (ii) Lessee has the corporate power and authority to conduct its business as presently conducted and as presently proposed to be conducted, to own or hold under lease its properties, to execute, deliver and perform this Lease and each other Operative Document and each other agreement, instrument and document to be executed and delivered by it in connection therewith, and to lease the Leased Property from Lessor under this Lease, and no such transaction will violate any Applicable Law.

          (iii) the leasing of the Leased Property by Lessee from Lessor under this Lease, the execution and delivery of each Operative Document and other related instruments, documents and agreements, and the compliance by Lessee with the terms hereof and thereof, and the payments and performance by Lessee of all of its obligations hereunder and thereunder (A) have been duly and legally authorized by proper corporate proceedings (including any necessary shareholder action) on its part; (B) are not in contravention of, and will not result in a violation or breach of, any of the terms of Lessee's corporate charter or by-laws; (C) do not and will not violate or constitute a breach of any material provision of Applicable Law, and do not and will not violate, conflict with or constitute (with or without notice or lapse of time or both) a default under any indenture, agreement, lease or other instrument to which Lessee is a party or by or under which Lessee or any of Lessee's property is bound or affected; (D) do not and will not result in the creation or imposition of any Lien upon any of Lessee's property or assets; and (E) do not and will not require any Government Action by any Authority, except for (x) the filings and recordings listed on Exhibit F to perfect the rights of Lessor intended to be created by the
        ---------
     Operative Documents, and (y) those Government Actions required with respect to Lessee or any of its Affiliates listed on Exhibit N, each of which have
                                                  ---------
     been duly effected and are, or on the Initial Advance Date will be, in full force and effect; and Lessee is not in default under or in violation of its charter or by-laws.

          (iv) this Lease and the other Operative Documents have been, or when delivered in accordance with the terms hereof and thereof will have been, executed by the duly authorized officer or officers of Lessee and delivered to Lessor and the Certificate Purchasers and constitute, or will constitute, the legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (v) neither the execution and delivery of any Operative Document by Lessee, nor the payment and performance by Lessee of its obligations hereunder and thereunder, requires the consent or approval of, the giving of notice to, or the registration, filing or recording with, or the taking of any other action in respect of, any Authority or any other Person other than as the same may be required herein.

           (vi) neither Lessee nor any of its Affiliates has granted, nor will they grant, any Lien on any of the Leased Property or this Lease, to any Person other than Lessor, and no Lien, other than the Lien granted to Lessor hereunder (and any Lien hereafter granted by Lessor) and Permitted Liens, has attached to any of the Leased Property or this Lease, or in any manner has affected adversely Lessor's rights and security interest therein.

           (vii)  except as described in Exhibit O hereof, there is no action,
                                         ---------
      proceeding or investigation pending or, to the best of Lessee's knowledge, threatened which questions the validity of the Operative Documents to which Lessee is a party or any action taken or to be taken pursuant to the Operative Documents to which Lessee is a party or with respect to the Leased Property or any present or intended future use thereof, which violations and instances of non-compliance described in Exhibit O could
                                                              ---------
      not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and Lessee is not aware of any circumstances which could give rise to the commencement of any such action, proceeding or investigation, or issuance of any notice, complaint or order, and there is no action, proceeding, notice, complaint, order of violation or non-compliance, or investigation pending or, to the best of Lessee's knowledge, threatened against or affecting Lessee in any court or before any regulatory commission, board or other administrative Authority which, if decided adversely to Lessee, would have a Material Adverse Effect.

           (viii)  Lessee has heretofore furnished to the Certificate Purchasers
      (a) consolidated balance sheets of Lessee and its Subsidiaries as at September 30, 1996 and September 30, 1995 and the related consolidated statements of income and retained earnings, with a report thereon by Ernst & Young, independent certified public accountants, stating in comparative form the amounts for the corresponding dates and periods for the previous fiscal year. Such balance sheets and such statements of income and retained earnings fairly present the consolidated financial condition of Lessee and its Consolidated Subsidiaries as of the dates thereof and the results of their operations for the periods then ended, and (b) the pro forma consolidated balance sheets of Lessee and its Subsidiaries as of September 30, 1996 and the related statements of income and retained earnings, assuming the spin-off of Unisource Worldwide, Inc. to the shareholders of Lessee as of such date.

           All such financial statements were prepared in accordance with GAAP. Since September 30, 1996, there has not been any Material Adverse Effect with respect to the financial condition, business or operations of Lessee and its Subsidiaries.

           (ix) Lessee is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

           (x) Lessee is not subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

           (xi) Lessee has not offered any interest in this Lease, the Rent, the Leased Property or any security similar thereto for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser other than Lessor.

           (xii) neither Lessee nor anyone authorized to act on its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Certificates, the Leased Property or this Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, or solicited any offer to acquire any of the aforementioned items.

           (xiii) Lessee and each Affiliate is in compliance in all material respects with all applicable laws and regulations, Federal, state and local, the violation of which would have a material adverse effect on Lessee and its Affiliates taken as a whole; Lessee and each Affiliate each possess all the material franchises, permits and licenses necessary or required in the conduct of its business, and the same are valid, binding and enforceable.

           (b)  Perfection of Lien and Security Interest.  Upon the filing of an
                ----------------------------------------
appropriate UCC financing statement with the Secretary of State of the Commonwealth of Pennsylvania and the recording of an appropriate UCC Financing Statement and the Memorandum of Lease with the office of the Recorder of Deeds of Chester County, Pennsylvania, Lessor will have an enforceable, perfected first priority security interest and Lien of record in the Leased Property as against all Persons, including Lessee and its creditors.

           (c)  ERISA.  Each Employee Benefit Plan of Lessee and any ERISA
                -----
Affiliate is in compliance with ERISA and the Code, where applicable, in all material respects. As of the date hereof, (i) the amount of all Unfunded Pension Liabilities under the Pension Plans, (ii) the amount of the aggregate Unrecognized Retiree Welfare Liability under all applicable Employee Benefit Plans, and (iii) the aggregate potential annual withdrawal liability payments, as determined in accordance with Title IV of ERISA, of Lessee and any ERISA Affiliate with respect to all Pension Plans which are Multiemployer Plans, are, in the aggregate, no more than $5,000,000. Lessee and each ERISA Affiliate have complied with the requirements of ERISA Section 515 with respect to each Pension Plan which is a Multiemployer Plan. Lessee and/or any ERISA Affiliate has, as of the date hereof, made all contributions or payments to or under each such Pension Plan required by law or the terms of such Pension Plan or any contract or agreement. No material liability on a consolidated basis to the PBGC has been incurred, or is expected, by Lessee or any ERISA Affiliate. Based upon and assuming that the representation of each Certificate Purchaser in Section 10.2(a) is accurate, none of the transactions contemplated in the Operative Documents will constitute or result in a nonexempt prohibited transaction under
Section 4975 of the Code or Section 406(a) of ERISA.

     For purposes of ERISA matters under this Lease, "Employee Benefit Plan"
                                                      ---------------------
means any employee benefit plan within the meaning of ERISA Section 3(3) maintained, sponsored or contributed to by the Lessee or any ERISA Affiliate; "ERISA Affiliate" means any entity that is a member of any group of
----------------
organizations within the meaning of Code Sections 414(b), (c), (m) or (o) of which Lessee is a member; "Multiemployer Plan" means a pension plan that is a
                           ------------------
multiemployer plan as defined in ERISA Section 4001(a)(3); "Pension Plan" means
                                                            ------------
any Employee Benefit Plan, including a Multiemployer Plan, the funding requirements of which (under ERISA Section 302 or Code Section 412) are or, at any time within the six years immediately preceding the time in question, were in whole or in part, the responsibility of Lessee or any ERISA Affiliate; "Unfunded Pension Liabilities" means, with respect to any Pension Plan at any
-----------------------------
time, the amount determined by taking the accumulated benefit obligation, as disclosed in accordance with FAS number 87, over the fair market value of Pension Plan assets; and "Unrecognized Retiree Welfare Liability" means, with
                          --------------------------------------
respect to any Employee Benefit Plan that provides post-retirement benefits other than pension benefits, the amount of the transition obligation, as determined in accordance with FAS number 106, as of the most recent valuation date that has not been recognized as an expense on the income statement of Lessee and its Subsidiaries.

           (d)  Taxes.  Lessee and each Affiliate have filed all required tax
                -----
returns or have filed for extensions of time for the filing thereof, and have paid all applicable taxes, governmental charges, assessments and similar obligations, including United States Federal, state and local taxes, other than taxes, governmental charges and similar obligations not yet due or which may be paid hereafter without material penalty; to the extent (if any) that such taxes are not due and payable, Lessee has established reserves that are adequate for the payment thereof in accordance with GAAP; the Internal Revenue Service has completed audits of tax returns filed through September 30, 1992; and neither Lessee nor any Affiliate has knowledge of any material deficiency or additional assessment against it in connection with any applicable taxes not provided for in the financial statements referred to in Section 10.1(a)(viii) hereof.
                          ---------------------

           (e)  Rights in Respect of the Leased Property.  Lessee is not a party
                ----------------------------------------
to any contract or agreement with respect to the sale by Lessee of any interest in any of the Leased Property other than pursuant to this Lease.

           (f)  Defaults, Casualties, etc.  No Default, Event of Default, Event
                -------------------------
of Loss or Casualty exists; there is no action pending or, to the best of Lessee's knowledge, threatened by any Authority to initiate an Event of Taking; no condition exists that constitutes, or with the giving of notice or lapse of time or both would constitute, an event of default by Lessee under any material indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan, credit arrangement or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound which individually or in the aggregate with all such events of default could reasonably be expected to have a Material Adverse Effect.

           (g)  Chief Executive Office of Lessee.  The principal place of
                --------------------------------
business and chief executive office, as such terms are used in Section 9-103(3) of the UCC, of Lessee are each located at 825 Duportail Road, Wayne, Pennsylvania 19087; provided that upon notice to Lessor and each Certificate
                    --------
Purchaser delivered in accordance with Section 14.5 hereof, Lessee may relocate
                                       ------------
such principal place of business and chief executive office to the Facility, having an address at 70 Valley Stream Parkway, Malvern, Pennsylvania.

           (h)  Compliance With Law.  The Land and the Facility and the current
                -------------------
use and operation thereof and thereon do not, and the Financed Improvements when completed will not, violate any provision of Applicable Law in any material respect, including any thereof relating to occupational safety and health or Environmental Laws. The Leased Property and the use thereof by Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants complies in all material respects with Applicable Law (including, without limitation, all zoning, land use laws and Environmental Laws) and Insurance Requirements. The Facility does not, and the Financed Improvements will not, encroach in any manner onto any adjoining land (except as permitted by express written easements or as insured by appropriate title insurance). The Plans and Specifications have been prepared in accordance with Applicable Law (including, without limitation, applicable Environmental Laws and building, planning, zoning, subdivision and fire codes, laws, rules and regulations). There are no underground storage tanks at the Leased Property, and Lessee shall not cause or permit any underground storage tanks to be constructed or located at the Leased Property.

           (i)  Licenses, Registrations and Permits.  All material licenses,
                -----------------------------------
approvals, authorizations, consents, permits (including building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Material on, at, under or from the Land and all improvements located on the Land, (ii) the lawful use and operation of the Land and all Leased Property (including a certificate or certificates of occupancy for the Leased Property or other legally equivalent permission to occupy the Leased Property); (iii) construction of the Financed Improvements in accordance with the Plans and Specifications therefor and the terms of this Lease; and (iv) the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been (or will before the time required by Applicable Law be) obtained from the appropriate Authorities having jurisdiction or from private parties, as the case may be (collectively, the "Permits"), and are (or will be, upon being obtained) in full
                    -------
force and effect, and Lessee has no actual knowledge of any pending modification or cancellation (or, with respect to those not yet obtained, any likely unavailability) of any of the same. Lessee has delivered to Certificate Trustee and each Certificate Purchaser true, correct and complete copies of all Permits issued prior to the date that this representation is made or remade, as the case may be. Lessee, as Construction Agent, and its contractors have assigned to Lessor all of their respective interests in all such Permits, whether heretofore or hereafter issued. The present condition and use of the Leased Property conforms in all material respects with all conditions or requirements of all existing Permits and approvals issued with respect to the Leased Property, and the present use of the Leased Property and Lessee's future intended use of the Leased Property under the Lease does not and will not, in any material respect, violate any Applicable Law. The use of the Leased Property does not (and the intended use of the Leased Property by Lessee under this Lease will not) depend on any variance, special exception or other approval, permit, license or consent of any Authority that has not been obtained for its continuing legal use; all required building and use related permits, approvals, licenses and consents material to the construction, use and operation of the Leased Property will have been issued and be in full force and effect on or prior to the date such permits, approvals, licenses and consents are or become necessary.

           (j)  Federal Reserve Regulations.  Neither Lessee nor any Affiliate
                ---------------------------
of Lessee will, directly or indirectly, use any of the proceeds of the Advances or the issuance of the Certificates for the purpose of purchasing or carrying any "margin security" or "margin stock" within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, respectively, or for the purpose of reducing or retiring any indebtedness originally incurred to purchase or carry a margin security or margin stock or for any other purpose which might cause any of the transactions contemplated by this Lease or any other Operative Document to constitute a "purpose credit" within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying any security, and neither Lessee nor any Affiliate of Lessee has taken or will otherwise take or permit any action by Lessee or any of its Affiliates in connection with any of the transactions contemplated by any of the Operative Documents that would involve a violation of Regulation G, T, U or X, or any other regulation of the Board of Governors of the Federal Reserve System. Except for Partners Securities Company, neither Lessee nor any of its Affiliates is or will be engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying or trading in any margin stocks or margin securities (within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

           (k)  Disclosure.  The representations and statements made by or on
                ----------
behalf of Lessee and its Affiliates (or any Person authorized or employed by any such Person as agent or otherwise) to Lessor or any Certificate Purchaser in connection with the negotiation of the Operative Documents and the Overall Transaction do not and will not contain any untrue statement of a material fact or omit to state a material fact or any fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, misleading. No written information, exhibit, report or financial statement furnished by Lessee or any Affiliate to the Certificate Purchasers in connection with this Lease or the Operative Documents contains or will contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading. There is no particular fact of which Lessee or any of its Affiliates has knowledge that has not been disclosed by Lessee or any of its Affiliates (or by any Person authorized or employed by Lessee or any of its Affiliates as agent or otherwise) in writing to Lessor and all of the Certificate Purchasers that, as far as Lessee or any of its Affiliates can reasonably foresee, is reasonably likely to have a Material Adverse Effect.

           (l)  Appraisal Data.  The information provided by Lessee and its
                --------------
Affiliates to the Appraiser and forming the basis for the conclusions set forth in each Appraisal, taken as a whole, was true and correct in all material respects and did not omit any information known and available to Lessee necessary to make the information provided not materially misleading.

           (m)  Subjection to Government Regulation.
                -----------------------------------

           (i) Lessee is not subject to regulation under the Federal Power Act, the Interstate Commerce Act (as any of the preceding acts have been amended) or any other law which regulates the incurring by Lessee of indebtedness or the entering into the transactions described herein, including laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

           (ii) No Certificate Purchaser will become (A) solely by reason of entering into the Operative Documents or consummation of the Overall Transaction (other than upon exercise of remedies under the Lease or upon the expiration thereof) subject to ongoing regulation of its operations by any Authority having jurisdiction solely by reason of Lessee's business activities or the nature of the Leased Property; or (B) except for regulation the applicability of which depends upon the existence of facts in addition to the ownership of, or the holding of any interest in, the Leased Property or any interest therein upon the exercise of remedies under this Lease or upon the expiration thereof, subject to ongoing regulation of its operations by any Authority having jurisdiction solely by reason of Lessee's business activities or the nature of the Leased Property.

           (n)  Solvency.  The consummation by Lessee of the Overall Transaction
                --------
does not and will not render Lessee insolvent, nor were the Operative Documents entered into in contemplation of Lessee's insolvency; the value of the assets and properties of Lessee at fair valuation and at their then present fair salable value is, and after such transactions will be, greater than Lessee's total liabilities, including contingent liabilities, as they become due; the property remaining in the hands of Lessee is not and will not be an unreasonably small amount of capital.

           (o)  Utility Services.
                ----------------

           (i) The Leased Property has available all material services of public facilities and other utilities necessary for use and operation of the Facility thereon for its primary intended purposes, including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between the Facility and public highways for pedestrians and motor vehicles. All utilities serving the Leased Property, or proposed to serve the Leased Property in accordance with the Plans and Specifications are located in, and vehicular access to the Facility on such Property is provided by, either public rights-of-way abutting the Leased Property or by Appurtenant Rights.

           (ii) Upon Substantial Completion of the Financed Improvements in accordance with the Plans and Specifications, (A) there will be no material defects to the Facility, including, without limitation, the plumbing, heating, air conditioning and electrical systems thereof and (B) all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service the Facility for its intended use will be available pursuant to adequate Permits (including any that may be required under applicable Environmental Laws).

           (p)  Title.  Neither Lessee nor any of its Affiliates has taken or
                -----
caused to be taken any action which would have an adverse effect on Lessor's title to the Leased Property from that indicated in Lessor's Policy.

           (q)  Zoning.  The Leased Property complies in all material respects
                ------
with all applicable zoning and subdivision laws, ordinances, regulations and restrictive covenants, and all requirements thereof necessary for the use, occupancy and operation of the Leased Property have been satisfied and the current use and intended use under this Lease of the Leased Property is a conforming use.

           (r)  Attached hereto as Exhibit Q is a true, correct and complete
                                   ---------
copy of the Agreement of Sale dated December 11, 1996 between Seller and Lessee with respect to Lessee's acquisition of the Leased Property, and all amendments and modifications thereto, if any (collectively, the "Purchase Agreement"). The
                                                      ------------------
Purchase Agreement is presently in full force and effect. There are no understandings, contracts, agreements or commitments of any kind whatsoever with respect to the Purchase Agreement except as expressly provided in the Purchase Agreement.

      SECTION 10.2.  Representations and Warranties of each
                     ---------------------------------------

Certificate Purchaser.  Each Certificate Purchaser, by its acceptance of this
---------------------
Lease, represents and warrants, severally and only as to itself, to each other Certificate Purchaser, Bank, Lessee and Lessor as follows:

           (a)  ERISA.  Either (i) it is not and will not be purchasing its
                -----   ------
Certificate with the assets of an ERISA Plan, or (ii) the acquisition and
                                              --
holding of any of its Certificates with the assets of one or more ERISA Plans will not result in a nonexempt prohibited transaction as defined by Section 4975 of the Code or Section 406(a) of ERISA.

           (b)  Investment in Certificates.  In the case of each Certificate
                --------------------------
Purchaser, it is acquiring its Certificate for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of its Certificate, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject the issuance of any Certificate or any interest in the Leased Property, the Trust Estate or this Lease to the registration requirements of Section 5 of the Securities Act. No representation or warranty contained in this Section 10.2(b) shall include or
                                             ---------------
cover any action or inaction of Lessee or any Affiliate thereof whether or not purportedly on behalf of any Certificate Purchaser or Lessor or any of their respective Affiliates. Subject to the foregoing, and subject to the provisions of Article V of the Trust Agreement and Section 11.6 hereof, it is understood
                                        ------------
among the parties that the disposition of such Certificate Purchaser's property shall be at all times within its control.

           (c)  Withholding of Income Taxes.  If any Certificate Purchaser is
                ---------------------------
not incorporated under the laws of the United States or a state thereof, such Certificate Purchaser is entitled to receive payments under the Operative Documents without deduction or withholding of any United States Federal income taxes.

      SECTION 10.3.  Representations and Warranties of Lessor. Lessor represents
                     ----------------------------------------
and warrants to each of the Certificate Purchasers and Lessee as follows:

           (a)  Organization and Authority.  Lessor is duly organized, validly
                --------------------------
existing and in good standing under the laws of the jurisdiction of its organization, and has full power and authority to enter into and perform its obligations in its individual capacity under this Lease and each other Operative Document to which it is or will be a party as Lessor.

           (b)  Authorization.  This Lease and each other
                -------------

Operative Document to which Lessor is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of Lessor.

           (c)  Non-Contravention.  Neither the execution and delivery by
                -----------------
Lessor of each Operative Document to which it is or will be a party, nor compliance with the terms and provisions thereof, contravenes, results in a violation or breach of, conflicts with or constitutes a default under (with or without notice or lapse of time or both) any of the terms, conditions or provisions of (i) the Trust Agreement; (ii) any bond, debenture, note, mortgage, indenture, agreement, lease or other instrument to which Lessor is now a party or by or under which it or any of its property is bound or affected; or (iii) or any of the terms, conditions or provisions of any law, rule, regulation, order, injunction or decree of any Authority applicable to its business.

           (d)  No Approvals, etc.  The execution and delivery by Lessor of any
                ------------------
of the Operative Documents to which it is a party does not require the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Authority or other body governing its banking practices.

           (e)  Litigation.  To its knowledge, there is no action, proceeding or
                ----------
investigation pending or threatened against Lessor which questions the validity of the Operative Documents, and, to its knowledge, there is no action, proceeding or investigation pending or threatened which is likely to result, either in any case or in the aggregate, in any material adverse change in the ability of Lessor to perform its obligations under the Operative Documents to which it is a party.

           (f)  Lessor Liens.  The Leased Property is free and clear of all
                ------------
Lessor Liens attributable to Lessor.

           (g)  Funding of Acquisition Costs.  Lessor has not borrowed, either
                ----------------------------
from the Certificate Purchasers in connection with the capitalization of the Lessor or otherwise, any sums to pay all or any portion of the Acquisition Costs for the Leased Property.

           (h)  Securities Act.  Neither Lessor nor anyone authorized to act on
                --------------
its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Certificates, the Leased Property or this Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, or solicited any offer to acquire any of the aforementioned items.

      SECTION 10.4.  Representations and Warranties of Bank.  Bank hereby
                     --------------------------------------
represents and warrants to Lessor, Lessee and each Certificate Purchaser as follows:

           (a)  Chief Executive Office.  Bank's chief executive office and
                ----------------------
principal place of business and the place where the documents, accounts and records relating to the Overall Transaction are kept is located in Wilmington, Delaware.

           (b)  Organization and Authority.  Bank is duly organized, validly
                --------------------------
existing and in good standing under the laws of the jurisdiction of its organization, and has full power and authority to enter into and perform its obligations (i) in its individual capacity under such of the Operative Documents to which it is or will be a party in its individual capacity, and (ii) acting as Certificate Trustee under the Trust Agreement.

           (c)  Non-Contravention.  Neither the execution and delivery by Bank
                -----------------
of the Operative Documents to which it is or will be a party, individually or as Certificate Trustee, nor compliance with the terms and provisions thereof, contravenes, results in a violation or breach of, conflicts with or constitutes a default under (with or without notice or lapse of time or both) any of the terms, conditions or provisions of: (i) the corporate charter or by-laws of Bank; (ii) any bond, debenture, note, mortgage, indenture, agreement, lease or other instrument to which Bank is now a party or by or under which it or any of its property is bound or affected; or (iii) any of the terms, conditions or provisions of any law, rule, regulation, order, injunction or decree of the State of Delaware or of the United States of America governing the banking or trust powers of Bank applicable to it.

           (d)  Litigation.  There is no action, proceeding or investigation
                ----------
pending or, to the best knowledge of Bank, threatened against it which would be reasonably likely materially and adversely to affect Bank's ability to perform its obligations, individually or as Certificate Trustee, under the Operative Documents to which it is or will be a party.

           (e)  Lessor Liens.  The Leased Property is free and clear of all
                ------------
Lessor Liens attributable to Bank.

           (f)  Securities Act.  Neither Bank nor anyone authorized to act on
                --------------
its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Certificates, the Leased Property or this Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, or solicited any offer to acquire any of the aforementioned items.

      SECTION 10.5.  Representations and Warranties of Certificate Trustee.
                     -----------------------------------------------------
Certificate Trustee represents and warrants to each of the Certificate Purchasers and Lessee as follows:

           (a)  Organization and Authority.  Certificate Trustee is duly
                --------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power and authority to enter into and perform its obligations in its individual capacity under the Trust Agreement.

           (b)  Authorization.  Each Operative Document to which Certificate
                -------------
Trustee is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of Certificate Trustee.

           (c)  Non-Contravention.  Neither the execution and delivery by (x)
                -----------------
Certificate Trustee of the Trust Agreement and (y) Certificate Trustee of each Operative Document to which it is or will be a party, nor compliance with the terms and provisions thereof, contravenes, results in a violation or breach of, conflicts with or constitutes a default under (with or without notice or lapse of time or both) any of the terms, conditions or provisions of: (i) the corporate charter or by-laws of Certificate Trustee; (ii) any bond, debenture, note, mortgage, indenture, agreement, lease or other instrument to which it is now a party or by or under which it or any of its property is bound or affected; or (iii) any of the terms, conditions or provisions of any law, rule, regulation, order, injunction or decree of any Authority applicable to its banking business.

           (d)  No Approvals, etc.  The execution and delivery by Certificate
                ------------------
Trustee (assuming the due authorization, execution and delivery of the Trust Agreement by each Certificate Purchaser) of any of the Operative Documents to which it is a party does not require the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Authority or other body governing its banking practices.

           (e)  Litigation.  To its knowledge, there is no action, proceeding or
                ----------
investigation pending or threatened against Certificate Trustee which questions the validity of the Operative Documents, and, to its knowledge, there is no action, proceeding or investigation pending or threatened which is likely to result, either in any case or in the aggregate, in any material adverse change in the ability of Certificate Trustee to perform its obligations under the Operative Documents to which it is a party.

           (f)  Lessor Liens.  The Leased Property is free and clear of all
                ------------
Lessor Liens attributable to Certificate Trustee.

           (g)  Securities Act.  Neither Certificate Trustee nor anyone
                --------------
authorized to act on its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Certificates, the Leased Property or this Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, or solicited any offer to acquire any of the aforementioned items.

     SECTION 10.6.  Representations of Lessee with Respect to Each Advance.
                    ------------------------------------------------------
Lessee represents and warrants to Lessor and each Certificate Purchaser as of each Advance Date on which an Advance is made as follows:

         (a)  Representations.  No Default or Event of Default by Lessee under
              ---------------
     any Operative Document to which Lessee is a party will occur as a result of, or after giving effect to, the Advance requested by the Advance Date Notice on such date.

         (b)  Improvements.  The construction of the Financed Improvements to
              ------------
     date has been performed in a good and workmanlike manner, substantially in accordance with the Plans and Specifications and in compliance with all Insurance Requirements and Applicable Law, and will be completed prior to the occurrence of the Construction Completion Date.

         (c)  Liens.  Lessee has not permitted any Lien to be placed against the
              -----
     Leased Property or against Lessee's fee ownership interest in the Land since the recordation of the Mortgage other than Permitted Liens.

         (d)  Advance.  If such Advance is a Construction Advance, the amount of
              -------
     the Construction Advance requested represents amounts owed by Lessee or Construction Agent to third parties in respect of Construction Costs incurred prior to the date of such Construction Advance and for which Lessee has not previously been reimbursed by an Advance. The conditions precedent to such Construction Advance and the related Certificate Purchaser Amount set forth in Article III have been satisfied.
                                   -----------

SECTION 11.  COVENANTS.

     SECTION 11.1.  Covenants of Lessee.  Lessee covenants with Lessor and each
                    -------------------
of the Certificate Purchasers as follows:

         (a)  Corporate Existence, etc.  Subject to Section 11.1(b) and any
              ------------------------              ---------------
merger permitted thereby pursuant to which Lessee ceases to exist (in which case this subsection (a) shall apply to the surviving corporation of such merger),
     --------------
Lessee shall do or
cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and powers and franchises and its power and authority to perform its obligations under the Operative Documents, including any necessary qualification or licensing in any foreign jurisdiction.

         (b)  Mergers, etc.  Lessee shall not (whether in one transaction or a
              ------------
series of transactions), without the prior written consent of Lessor and the Required Certificate Purchasers, sell, transfer or dispose of all or substantially all of its assets or property, or consolidate or merge with any other Person, unless (i) Lessee is the surviving or parent corporation of any merger or other acquisition including Lessee (the "Surviving Entity") and is a
                                                   ----------------
corporation organized under the laws of the United States or a jurisdiction thereof, (ii) no Default or Event of Default exists before or as a result of such transaction, (iii) the tangible net worth of the Surviving Entity is no less than the tangible net worth of Lessee immediately prior to the transaction and (iv) immediately after such transaction, Lessor shall have an enforceable, perfected first priority security interest of record in all Leased Property then subject hereto, free and clear of all Liens other than Permitted Liens. Lessee shall not sell, assign, transfer or otherwise dispose of its rights or delegate its obligations under this Lease to any other Person, except as permitted by
Section 5.9 or this Section 11.1(b).
-----------         ---------------

         (c)  Change of Name or Location.  Lessee shall furnish to Lessor and
              --------------------------
each Certificate Purchaser notice on or before the thirtieth (30th) day before any relocation of its chief executive office, principal place of business or the office where it keeps its records concerning its accounts, the Leased Property, or change of its name, corporate structure or identity.

         (d)  Financial Information.  Lessee shall keep and maintain, and cause
              ---------------------
each Subsidiary to keep and maintain, satisfactory and adequate books and records in accordance with GAAP (including the inclusion of footnotes on the financial statements hereinafter described). Lessee agrees to furnish to Lessor and each of the Certificate Purchasers (i) as soon as available and in any event within sixty (60) days after the end of each of the first, second and third quarterly accounting periods in each fiscal year of Lessee, copies of a consolidated balance sheet of Lessee and its Consolidated Subsidiaries as of the end of such accounting period and of the related consolidated income and retained earnings statements of Lessee and its Consolidated Subsidiaries for the elapsed portion of Lessee's fiscal year ended with the last day of such accounting period, all in reasonable detail and stating in comparative form the amounts for the corresponding date and period in the previous fiscal year, and all prepared in accordance with GAAP, subject to year end audit adjustments and certified by an authorized financial officer of Lessee, together with an officer's certificate that no Default or

Event of Default exists hereunder; (ii) as soon as available and in any event within 120 days after the end of each fiscal year of Lessee, copies of consolidated balance sheets of Lessee and its Consolidated Subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings of Lessee and its Consolidated Subsidiaries for such fiscal year, in reasonable detail and stating in comparative form the figures as of the end of and for the previous fiscal year prepared in accordance with GAAP and certified by independent public accountants of recognized standing as may be selected by Lessee and reasonably satisfactory to the Required Certificate Purchasers; (iii) concurrently with each of the financial statements furnished pursuant to the foregoing subsections (i) and (ii), a certificate of the Chairman of the Board, President, a Vice President (whose duties are in the finance area) or Financial Officer, stating that in the opinion of the signer, based upon a review made under their supervision, no Event of Default or Default or Casualty has occurred and is continuing under any of the Operative Documents, and Lessee has performed and observed all of, and Lessee is not in default in the performance or observance of any of, the terms and covenants hereof or, if Lessee shall be in default or a Casualty shall exist, specifying all such defaults and Casualties, and the nature thereof, of which the signer of such certificate may have knowledge; (iv) concurrently with their being filed, mailed or delivered, as applicable, copies of all proxy statements, financial statements and reports which Lessee shall send or make available generally to its shareholders, and copies of all reports on Forms 10-K, 10-Q and 8-K and all other filings and reports specifically requested by a Certificate Purchaser which Lessee or any Subsidiary may be required to file with the Securities and Exchange Commission or any similar or corresponding governmental commission, department or an agency substituted therefor or with any securities exchange located in the United States of America; and (v) such other information relating to the business, affairs and financial condition of Lessee and its Subsidiaries as the Certificate Purchasers may from time to time reasonably request.

         (e)  Funded Debt to Total Capitalization Ratio.  Lessee will not permit
              -----------------------------------------
Funded Debt of Lessee and its Consolidated Subsidiaries to exceed 45% of the sum of (1) Funded Debt of Lessee and its Consolidated Subsidiaries plus (2) the consolidated minority interest obligations shown on the consolidated balance sheet of Lessee and its Consolidated Subsidiaries plus (3) the Consolidated Net Worth of Lessee and its Consolidated Subsidiaries. For purposes of calculating such ratio, Finance Leasing Subsidiaries shall be excluded from the definition of "Consolidated Subsidiaries".

         (f)  Subsidiaries' Debt.  Lessee will not permit any of its
              ------------------
Subsidiaries directly or indirectly to create, incur, assume, suffer to exist, guarantee or otherwise become, be or remain liable with respect to any Debt (other than Excluded Debt, as defined below) in an aggregate amount outstanding (as to all Subsidiaries) at any time in excess of 20% of Consolidated Net Worth plus the amount of Debt outstanding on the date hereof (other than Excluded Debt outstanding on the date hereof). For the purposes of this Agreement, "Excluded Debt" shall mean: (i) Debt owing
                             -------------
exclusively to Lessee or another Subsidiary, (ii) Debt of a Subsidiary outstanding on the date that Lessee acquires such Subsidiary, (iii) Debt with respect to property to be used by Lessee or its Subsidiaries, the interest on which Debt is exempt from Federal income tax pursuant to (S)103 of the Code,
(iv) Debt of any foreign Subsidiary that is not guaranteed by Lessee or any other Subsidiary, (v) Debt of Finance Leasing Subsidiaries owing to Lessee or any of its Consolidated Subsidiaries, (vi) Debt of Finance Leasing Subsidiaries to a person or persons other than Lessee and its Consolidated Subsidiaries provided that such Debt is not guaranteed by Lessee or any of its Consolidated Subsidiaries or (vii) Debt under the Credit Agreement.

         (g)  Sale of Assets.  Lessee will not, and will not permit any
              --------------
consolidated Subsidiary to, sell, lease or transfer all or substantially all of its assets unless (i) immediately after giving effect thereto Lessee is in compliance with the covenants and provisions of this Lease and (ii) such sale, lease or transfer shall not have any materially adverse effect upon the financial condition of Lessee and its Subsidiaries taken as a whole or Lessee's ability to perform its obligations hereunder. Notwithstanding this provision, any consolidated Subsidiary that is not a Subsidiary Borrower (as defined in the Credit Agreement) may sell, lease or transfer all or substantially all of its assets to any other consolidated Subsidiary or to Lessee, and any Subsidiary Borrower may sell, lease or transfer all or substantially all of its assets to any other Subsidiary Borrower or to Lessee.

         (h)  Notice of Defaults.  Promptly upon, but in no event later than
              ------------------
three (3) Business Days after Lessee shall have obtained knowledge thereof, Lessee shall notify Lessor and each Certificate Purchaser in writing of the existence of a Default, Event of Default or any other matter (including, without limitation, the institution of any litigation, the commencement of any administrative proceedings, the happening of any event or the assertion or threat of any claim) which has resulted in or might have a Material Adverse Effect with respect to Lessee, its Subsidiaries or the Leased Property, which notice shall describe the nature of such Default, Event of Default or other matter and the action Lessee is taking or proposes to take with respect thereto.

         (i)  Notice of Proceedings.  Promptly upon Lessee's becoming aware of
              ---------------------
(i) any proposed or pending investigation of Lessee or any of its Subsidiaries by any Authority, (ii) any court or administrative proceeding involving any Person described in the foregoing clause (i), or (iii) any notice, claim or demand from any Authority which
----------
alleges that any such Person is in violation of any law or has failed to comply with any order issued pursuant to any Federal, state or local statute regulating its operation and business, which individually or in the aggregate is reasonably likely to result in a Material Adverse Effect, Lessee shall notify Lessor and each Certificate Purchaser specifying its nature and the action Lessee is taking with respect thereto.

         (j)  Inspection.  Lessor or any Certificate Purchaser may designate any
              ----------
Person in writing who is an officer, employee or agent of Lessor or such Certificate Purchaser, as the case may be, to visit and inspect the properties (including the Land and improvements) of Lessee, and to the extent reasonable under the circumstances, examine the books of record and accounts of Lessee and each Subsidiary (including Lessee's records pertaining to the Land and improvements), and discuss its affairs, finances and accounts with its officers, and, with notice to Lessee so that it may have an officer present if it so reasonably requests, the accountants of Lessee, all at such reasonable times as Lessor or such Certificate Purchaser may reasonably request and, upon such request, Lessee shall make such properties and such books of record and accounts, or cause them to be made, available to Lessor or the requesting Certificate Purchaser, as the case may be, for inspection; provided, however,
                                                           --------  -------
that, with respect to the properties of Lessee other than the Leased Property, and the records of Lessee and each Subsidiary other than those pertaining thereto, Lessee's obligations hereunder shall arise only while a Default or Event of Default exists, except that, upon receipt of reasonable notice, Lessee shall permit Lessor and each Certificate Purchaser to discuss the affairs, finances and accounts of Lessee with a financial officer of Lessee. So long as any Default or Event of Default exists, Lessee will pay the reasonable expenses of Lessor and each Certificate Purchaser incurred in the exercise of the rights granted pursuant to this Section 11.1(j).
                         ---------------

         (k)  Rule 144A Information.  At any time when Lessee is not subject to
              ---------------------
Section 13 or Section 15(d) of the Exchange Act, if Lessor or any Certificate Purchaser requests that Lessee deliver to Lessor or such Certificate Purchaser information with respect to Lessee that meets the requirements of Rule 144A(d)(4)(i) of the Exchange Act (or any successor provision), then: (x) promptly following the receipt by Lessee of that request, Lessee shall deliver such information to Lessor or such requesting Certificate Purchaser, and (y) such information shall, at the time of such delivery, be as of a date so as to be entitled to the presumption that such information is "reasonably current" within the meaning of Rule 144A(d)(4)(i) of the Exchange Act (or any successor provision).

         (l)  Reports to Lessor and the Certificate Purchasers.
              ------------------------------------------------

Lessee shall, concurrently with any notice, delivery or other communication to Lessor pursuant to any Operative Document, deliver a copy of such notice, delivery or other communication to each Certificate Purchaser at its respective current address.

         (m)  Further Assurances.  Lessee, at its own cost and expense, will
              ------------------
cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as Lessor or any Certificate Purchaser may reasonably request from time to time in order to carry out more effectively the intent and purposes of this Lease and the other Operative Documents and the Overall Transaction. Lessee, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other documents, to be recorded or filed at such places and times in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested by Lessor or any Certificate Purchaser in order to establish, continue, preserve, protect and perfect the title of Lessor to the Leased Property and Lessor's rights under this Lease and the other Operative Documents and to perfect, continue, preserve and protect the first and prior Lien of Lessor on the Leased Property. To the extent permitted by Applicable Law, Lessee hereby authorizes any such financing statement and fixture filings to be filed without the necessity of the signature of Lessee.

         (n)  Construction Matters.
              --------------------

         (i) Lessee shall complete or cause the completion of the design, identification, acquisition, construction, installation, testing and placement into service in commercial operation of all items of the Financed Improvements and shall have satisfied each of the conditions set forth at Sections 3.2 and 3.3 on or before the Construction Completion Date pursuant
     ------------     ---
     to the Plans and Specifications and in accordance with good industry, engineering and construction practices. Lessee's obligation under this
     Section 11.1(n)(i) shall be absolute and unconditional, notwithstanding any
     ------------------
     excess of the cost of construction of any item of the Financed Improvements over the amounts to be advanced by Lessor pursuant to Section 2, the
                                                           ---------
     payment of which excess shall be the recourse obligation of Lessee.

         (ii) Lessee may execute, without any consent of the Certificate Purchasers, any change order, modification or addition to the design and specifications for any item of the Financed Improvements before its completion, so long as such change order, modification or addition does not materially and adversely affect the fair market value and utility of such item and the Facility, as built and installed, in accordance with the original Plans and Specifications that were reviewed by the Appraiser in connection with the initial Appraisal. If requested by Lessor at the direction of the Required Certificate Purchasers, Lessee shall engage an appraiser of nationally recognized standing, at Lessee's expense, to determine, by appraisal methods satisfactory to the Required Certificate Purchasers, whether any such change, modification or addition will adversely affect the fair market value of the Facility.

         (o)  Environmental Matters.  Lessee shall (i) use and operate, and
              ---------------------
cause its Subsidiaries to use and operate, the Leased Property in compliance in all material respects with all Environmental Laws, keep all necessary Permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Material in compliance in all material respects with all applicable Environmental Laws; (ii) immediately notify Lessor and the Certificate Purchasers in detail (and provide copies upon receipt, if applicable) of all actual or alleged failures to comply with or perform, breach, violation or default under Environmental Laws, and any claims, complaints, notices or inquiries relating to the condition of the Leased Property or compliance with Environmental Laws, and of all notices of potential responsibility for the release or threatened release of Hazardous Material and of the occurrence or existence of any facts or circumstances which with the passage of time, the giving of notice or both or otherwise could create such a breach, violation or default or could occasion the creation of potential responsibility for releases or threatened releases of Hazardous Material and promptly commence and diligently pursue the cure and dismissal with prejudice to the reasonable satisfaction of the Required Certificate Purchasers of any actions and proceedings relating to compliance with Environmental Laws; provided, however, that Lessee may contest in good faith by appropriate
--------  -------
proceedings any such actions or proceedings if (A) adequate reserves are kept on the books of Lessee in accordance with GAAP with respect thereto, (B) no penalties or criminal sanctions are or may be assessed against Bank, Lessor or any Certificate Purchaser as a result thereof and (C) no danger of or material risk to any of the Leased Property arises or may arise as a result thereof; and
(iii) provide such information and certifications which Lessor or any Certificate Purchaser may reasonably request from time to time to evidence compliance with this Section 11.1(o).
                     ---------------

         (p)  Securities.  Lessee shall not, nor shall it permit anyone
              ----------
authorized to act on its behalf to, take any action which would subject the issuance or sale of the Certificates, any of the Leased Property or the Lease, or any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

         (q)  No Disposition of the Leased Property.  Lessee shall not sell,
              -------------------------------------
contract to sell, assign, lease, transfer, convey or otherwise dispose of, or permit to be sold, assigned, leased, transferred, conveyed or otherwise disposed of, the Leased Property or any part thereof.

         (r)  Delivery of Permits, etc.  To the extent not previously delivered
              ------------------------
to Lessor, upon request of Lessor at any time an Event of Default exists, Lessee shall forthwith deliver to Lessor all permits for the acquisition, construction, installation, testing and placement into service of the Leased Property, together with all of the Plans and Specifications for the Leased Property (including the Financed Improvements).

         (s)  Sale, Discount of Receivables; Sale, Leaseback Transactions.
              -----------------------------------------------------------
Lessee will not, and will not permit its Consolidated Subsidiaries to, enter into any Securitization (as defined in the Credit Agreement) which, when added to the aggregate amount of all Securitizations then outstanding, exceeds the lesser of 15% of Consolidated Total Assets or $775,000,000. Exclusive of such Securitizations, Lessee will not, and will not permit its Consolidated Subsidiaries to, sell or discount receivables with recourse or sell and lease back fixed assets the aggregate amount of which when added to all liens arising in connection with a Securitization permitted by Section 7 of the Credit Agreement (limited in each case to the accounts therein or in any trust or similar entity utilized to effect such Securitizations and to any equipment giving rise to such accounts) exceed 10% of Consolidated Net Worth.

         (t)  Regulations G, T, U and X.  Lessee will not, and will not permit
              -------------------------
any Subsidiary to, use Advances hereunder in any manner which may cause a violation of or non-compliance with Regulations G, T, U or X of the Board of Governors of the Federal Reserve Board.

         (u)  Force Majeure Event.  Lessee shall deliver to Lessor notice of the
              -------------------
occurrence of any Force Majeure Event that results or may result in the extension of the Scheduled Construction Termination Date. If Lessee desires to extend the Scheduled Construction Termination Date as a result of a Force Majeure Event, it shall deliver notice thereof to Lessor no less than twenty
(20) days prior to the Scheduled Construction Termination Date.

         (v)  Qualification.  Promptly after the date hereof, Lessee shall do or
              -------------
cause to be done all things necessary to qualify Lessor to do business in Pennsylvania.

     (w)  Notification of Rating Changes.  Lessee shall
          ------------------------------
promptly notify Certificate Trustee of any change in the senior long-term debt rating of Lessee from S&P or Moody's.

     SECTION 11.2.  Taxes.  Lessee will pay and discharge, and cause each
                    -----
Subsidiary to pay and discharge, all taxes, assessments or other governmental charges or levies imposed on it or any of its property or assets prior to the date on which any material penalty for non-payment or late payment is incurred, unless the same is currently being contested in good faith by appropriate proceedings and reserves in accordance with GAAP are being maintained.

     SECTION 11.3.  Compliance with Laws.  Lessee will comply and cause each
                    --------------------
Subsidiary to comply in all respects with all Applicable Law in respect of its business and operations and the ownership of its properties, except for such instances of non-compliance which would not have, individually or in the aggregate, a Material Adverse Effect, including but not limited to: (i) all rules and regulations of the SEC and (ii) the provisions and requirements of all franchises, permits and licenses applicable to its business, including, but not limited to, those required by Environmental Laws. Lessee shall notify the Banks promptly in detail of any actual or alleged failure to comply with or perform, breach, violation or default under any such laws or regulations or of the occurrence or existence of any facts or circumstances which with the passage of time, the giving of notice or both or otherwise could create such a breach, violation or default or could occasion the termination of any of such franchises or grants of authority, if any of the foregoing would have a Material Adverse Effect on Lessee and its Subsidiaries taken as a whole.

     SECTION 11.4.  Employee Benefit Plans.  Lessee will, and will cause each
                    ----------------------
ERISA Affiliate to, (a) comply in all material respects with the provisions of ERISA to the extent applicable to any Employee Benefit Plan maintained by it and cause all Employee Benefit Plans maintained by it to satisfy the conditions under the Code for tax qualification of all such plans intended to be tax qualified; and (b) avoid (1) any material accumulated funding deficiency (within the meaning of ERISA section 302 and Code section 412(a)) (whether or not waived) (2) any act or omission on the basis of which it or an ERISA Affiliate might incur a material liability to the PBGC (other than for the payment of required premiums) or to a trust established under ERISA section 4049; (3) any transaction with a principal purpose described in ERISA section 4069; and (4) any act or omission that might result in the assessment by a Multiemployer Plan of withdrawal liability against Lessee or any ERISA Affiliate, but only to the extent that the liability arising from a failure to comply with any covenant set forth in (a) or (b) of this Section 11.4 could reasonably be expected to result
                            ------------
in a liability to Lessee or a Subsidiary or an ERISA Affiliate for any one such event in excess of $10,000,000.

     SECTION 11.5.  Covenants of Lessor and Certificate Purchasers. Each of
                    ----------------------------------------------
Lessor and the Certificate Purchasers covenants as to itself, and not jointly with any other Person, with Lessee and Lessor and each Certificate Purchaser (as applicable) as follows:

         (a)  Cooperation with Lessee.  Lessor and each Certificate Purchaser
              -----------------------
shall, to the extent reasonably requested by Lessee (but without assuming additional liability on account thereof), at Lessee's expense, cooperate to allow Lessee to (a) perform its covenants contained in Section 11.1, including
                                                       ------------
at any time and from time to time, upon the reasonable request of Lessee, promptly and duly to execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as Lessee may request in order to perform such covenants, and (b) further Lessee's requirements as lessee of the Leased Property, including the filing of any statement with respect to any tax abatements or other requirements.

         (b)  Discharge of Liens.  Each of the Certificate Purchasers covenants
              ------------------
as to itself, and not jointly with any other Certificate Purchaser, that it will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it, and will cause restitution to be made to the Trust Estate in the amount of any diminution of the value thereof as a result of its failure to comply with its obligations under this Section 11.5(b). Lessor will not create or permit to exist at any
           ---------------
time, and will promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it, and will cause restitution to be made to the Trust Estate in the amount of any diminution of the value thereof as a result of its failure to comply with its obligations under this Section 11.5(b). Notwithstanding the foregoing, neither Lessor nor
           ---------------
any of the Certificate Purchasers, as the case may be, shall be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any meaningful danger of the impairment of any Lien on the Leased Property in favor of Lessor or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any portion of the Leased Property, the Lease or the Trust Estate or title thereto or any interest therein or the payment of Rent; provided, however, that Lessor and each Certificate
                        --------  -------
Purchaser shall discharge any such Lessor Lien attributable to it, whether or not subject to contest as provided above, upon the purchase of the Leased Property by Lessee pursuant to this Lease.

         (c)  Trust Agreement.  Without prejudice to any right of Certificate
              ---------------
Trustee under the Trust Agreement to resign as

Certificate Trustee, or the right of the Certificate Purchasers under the Trust Agreement to remove Certificate Trustee as Certificate Trustee, each of the Certificate Purchasers and Lessor hereby agrees with Lessee not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VI of the Trust Agreement before the later of the Lease Termination Date or the payment in full of the obligations under the Certificates.

         (d)  Successor Certificate Trustee.  Certificate Trustee or any
              -----------------------------
successor may resign or be removed by the Certificate Purchasers as Certificate Trustee, a successor Certificate Trustee may be appointed, and a corporation may become Certificate Trustee under the Trust Agreement, only in accordance with the provisions of Section 4.10 of the Trust Agreement.

         (e)  Indebtedness; Other Business.  Lessor shall not contract for,
              ----------------------------
create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Documents.

         (f)  Change of Principal Place of Business.  Lessor shall give prompt
              -------------------------------------
notice to the Certificate Purchasers and Lessee if Lessor's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Leased Property or the Overall Transaction are kept, shall cease to be located in Wilmington, Delaware or if it shall change its name, identity or structure.

         (g)  Depreciation.  Before the Lease Termination Date, neither Lessor
              ------------
nor any Certificate Purchaser shall claim any Federal or state tax attributes or benefits (including depreciation) relating to the Leased Property unless required to do so by an appropriate taxing authority or after a clearly applicable change in Applicable Law or as a protective response to a proposed adjustment by an Authority; provided, however, that if an appropriate taxing
                            --------  -------
authority requires Lessor or any Certificate Purchaser to claim any such Federal or state tax attributes or benefits, such Person shall promptly notify Lessee thereof and shall permit Lessee to contest such requirement in a manner similar to the contest rights provided in, and subject to any applicable limitation to a contest contained in, Section 7.2(b).
                      --------------

         (h)  Election of Taxation.  Lessor shall not elect to be classified as
              --------------------
a business entity taxable as a corporation for United States Federal income tax purposes under 26 C.F.R. (S) 301.7701-3 nor take or refrain from taking any other action which would cause it to be so classified.

         (i)  No Transfers.  Notwithstanding anything to the contrary contained
              ------------
in the Operative Documents, Lessor shall not pledge, hypothecate, convey, assign, encumber or otherwise transfer (by operation of law or otherwise) any interest of Lessor in and to the Leased Property or this Lease (including any right to receive Rent or other sums from Lessee), except as expressly contemplated by the Operative Documents, and any such pledge, hypothecation, conveyance, assignment, encumbrance or other transfer not expressly authorized in accordance with the Operative Documents shall be void ab initio and of no force and effect.
              -- ------

     SECTION 11.6.  Restrictions on and Effect of Transfer.  (a) No Certificate
                    --------------------------------------
Purchaser shall assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under any of the Operative Documents or any Certificate, except that without the prior written consent of Lessee, (x) any bank or similar financial or commercial lending institution may pledge its Certificate in the ordinary course of its business without the consent of Lessee, provided, that no transfer upon a foreclosure pursuant to such a pledge
        --------
may occur unless the other provisions of this Section 11.6 are complied with,
                                              ------------
(y) any Certificate Purchaser may transfer all or any portion of its Certificate to an Affiliate or to any other existing Certificate Purchaser and (z) any Certificate Purchaser may transfer any or all of its Certificate upon the satisfaction of each of the following conditions:

         (i)  Required Notice and Effective Date.  Any Certificate Purchaser
              ----------------------------------
     desiring to effect a transfer of its interest shall give written notice of each such transfer to Lessee, Certificate Trustee and each other Certificate Purchaser promptly upon such transfer, setting forth the name of the transferee, the percentage or interest to be retained by such Certificate Purchaser, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs incurred by Certificate Trustee in connection with any such disposition by a Certificate Purchaser under this Section 11.6 shall be borne by such
                                      ------------
     Certificate Purchaser. In the event of a transfer under this Section 11.6,
                                                                  ------------
     any expenses incurred by the transferee in connection with its review of the Operative Documents and its investigation of the Overall Transaction shall be borne by such transferee or the relevant Certificate Purchaser, as they may determine, but shall not be considered costs and expenses which Lessee is obligated to pay or reimburse under Section 14.1.
                                                   ------------

         (ii)  Assumption of Obligations.  Any transferee pursuant to this
               -------------------------
     Section 11.6 shall have executed and delivered to Certificate Trustee a
     ------------
     letter in substantially the form of the Investor's Letter attached hereto as Exhibit P, and thereupon the obligations of the transferring Certificate
        ---------
     Purchaser under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, the transferee shall be deemed to be bound by all obligations

     (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent "Certificate Purchaser" for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Lease previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Certificate Purchaser" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, Lessor shall deliver to each Certificate Purchaser and Lessee new Schedules I to
                                                                -----------
     this Lease and the Trust Agreement, revised to reflect the relevant information for such new Certificate Purchaser and the Commitment of such new Certificate Purchaser (and the revised Commitment of the transferor Certificate Purchaser if it shall not have transferred its entire interest).

           (iii)  Representations and Warranties. Notwithstanding anything to
                  ------------------------------
     the contrary set forth above, no Certificate Purchaser may assign, convey or transfer its interest to any Person, unless such Person shall have delivered to Certificate Trustee and Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section 10.2
                                                                 ------------
     with respect to such Person as of the date of the assignment.

           (iv)  Financial Condition of Transferee. No transfer by a Certificate
                 ---------------------------------
     Purchaser shall be effective against the other parties to this Lease unless the transferee is (i) an "accredited investor" which is a bank or other financial institution with a combined capital, surplus and undivided profits (or its equivalent) of at least $50,000,000, or (ii) any subsidiary
                                                          --
     of any such bank or financial institution, provided, that such bank or
                                                --------
     financial institution furnishes a guaranty with respect to the transferee's obligations as a Certificate Purchaser (as the case may be), or (iii) any
                                                                  --
     other entity, provided, the transferee's obligations as a Certificate
                   --------
     Purchaser (as the case may be) are guaranteed by the transferor Certificate Purchaser.

           (v)  Amounts. Any transfer of Certificates shall be in a face
                -------
     principal amount which is (A) equal to or greater than $1,000,000.00, or
     (B) the entire amount of the Certificate being transferred.

           (vi) Effect. From and after the registration of transfer of its
                ------
     Certificates, the transferring Certificate Purchaser shall be released, to the extent assumed by the transferee, from its liability and obligations hereunder and under the other Operative Documents relating to the Leased Property to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any registration of transfer by a Certificate Purchaser as above provided, any such transferee shall be deemed a "Certificate Purchaser" (as the case may be) for all purposes of such documents, and each reference herein to a Certificate Purchaser shall thereafter be deemed a reference to such transferee for all purposes, except as the context may otherwise require. Notwithstanding any transfer as provided in this Section 11.6, the transferor shall be entitled to all
                         ------------
     benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under this Lease or any other Operative Document.

               (b) Each Certificate Purchaser may grant participations in its Certificate(s) to any Person. Each Person who purchases a participation in a Certificate shall be entitled to the benefits of Sections 7.1, 7.2, 7.5, 7.7,
                                                 ------------  ---  ---  ---
7.8 and 7.9 with respect to its participation in such Certificate. No
---     ---
participation contemplated in this Section 11.6(b) shall relieve any Certificate
                                   ---------------
Purchaser from its Certificate Purchaser Commitment or its other obligations hereunder or under any other Operative Documents, and such Certificate Purchaser shall remain solely responsible for the performance of its Certificate Purchaser Commitment and such other obligations. Lessee shall continue to deal solely and directly with the Certificate Purchasers in connection with their rights and obligations under this Lease and each of the other Operative Documents.

     SECTION 11.7.  Future Certificate Purchasers.  Each Certificate Purchaser,
                    -----------------------------
by its acceptance of its Certificate or Certificates, shall be deemed to be bound by and, upon compliance with the requirements of Section 11.6, will be
                                                       ------------
entitled to all of the benefits of the provisions of this Lease.

     SECTION 11.8.  Covenants of Bank.  Bank covenants with Lessee and each of
                    -----------------
the Certificate Purchasers as follows:

           (a)  No Liens. Bank will not create or permit to exist at any time,
                --------
and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it solely in its individual capacity, and will cause restitution to be made to the Trust Estate in the amount of any diminution of the value thereof as a result of its failure to comply with its obligations under this
Section 11.8(a). Notwithstanding the foregoing, Bank shall not be required so to
---------------
discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any meaningful danger of the impairment of any Lien on the Leased Property in favor of Lessor or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any portion of the Leased Property, this Lease or the Trust Estate or title thereto or any interest therein or the payment of Rent; provided, however, that Bank shall discharge any
                                --------  -------
such Lessor Lien attributable to it solely in its individual capacity, whether or not subject to contest as provided above, upon the purchase of the Leased Property by Lessee pursuant to this Lease.

           (b) Application of Funds. Bank shall apply funds held by it
               --------------------
hereunder as required by this Lease and the other Operative Documents.


SECTION 12.  ASSIGNMENT BY LESSOR.

     All or any of the right, title or interest and obligations of Lessor in and to this Lease and the rights, benefits, advantages and obligations of Lessor hereunder, including the rights to receive payment of rental or any other payment hereunder, and the rights, titles and interests in and to the Leased Property, may be assigned or transferred by Certificate Trustee at any time in accordance with the provisions set forth in the Trust Agreement.

SECTION 13.  GRANT OF SECURITY INTEREST.

     SECTION 13.1.  Grant of Security Interest.  Lessee hereby assigns, grants,
                    --------------------------
pledges, mortgages and warrants to Lessor for the benefit of the Certificate Purchasers a security interest in and Lien against all of Lessee's right, title and interest, whether now or hereafter existing or acquired, in the Leased Property and proceeds therefrom, including insurance proceeds, to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Document, until such time as Lessee shall have fulfilled all of its obligations hereunder and under such other Operative Documents. Upon Lessee's request, Lessor shall at such time as all of the obligations of Lessee under this Lease or any other Operative Documents have been indefeasibly paid or performed in full (other than Lessee's contingent obligations, if any, under Section 7) execute and deliver termination statements
                           ---------
and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien against the Leased Property. If Lessee pays or causes to be paid to Lessor all obligations of Lessee under this Lease or any other Operative Documents, at the times and in the manner specified, without deduction, fraud or delay, and Lessee performs and complies with all the agreements herein and in the other Operative Documents, then this instrument and the estate herein granted shall cease and become void.

     SECTION 13.2.  Retention of Proceeds.  If Lessee would be entitled to any
                    ---------------------
amount or title to any portion of the Leased Property hereunder but for the existence of any Event of Default or Default, Lessor shall hold such amount and such portion of the Leased Property and shall be entitled to apply such amounts against any amounts due hereunder; provided that Lessor shall distribute such
                                   --------
amount or transfer such portion of the Leased Property in accordance with the other terms of this Lease if and when no Event of Default or Default exists.

SECTION 14.  MISCELLANEOUS PROVISIONS.

      SECTION 14.1.  Payment of Transaction Costs and Other Costs. Whether or
                     --------------------------------------------
not the Overall Transaction is consummated, Lessee shall pay all Transaction Costs in accordance with Section 3.1(k) and all other fees, expenses and costs
                         --------------
in accordance with the Operative Documents. If the Overall Transaction does not close, Lessee shall pay such Transaction Costs and such other costs promptly upon receipt of invoices therefor. In addition, Lessee shall pay or reimburse Bank, Lessor and the Certificate Purchasers for all other out-of-pocket costs and expenses (including allocated fees of internal counsel) reasonably incurred in connection with: (a) the entering into, or the giving or withholding of, any future amendments, supplements, waivers or consents with respect to the Operative Documents; (b) any Casualty or termination of the Lease or any other Operative Document; (c) the negotiation and documentation of any restructuring or "workout", whether or not consummated, of any Operative Document; (d) the enforcement of the rights or remedies under the Operative Documents; (e) further assurances requested pursuant to Section 11.1(m) or any similar provision in
                                 ---------------
other Operative Documents; (f) any transfer by Lessor or any Certificate Purchaser of any interest in the Operative Documents during the continuance of an Event of Default; and (g) the ongoing fees and expenses for which Lessee is obligated under the Operative Documents (including, without limitation, the fees and expenses of Certificate Trustee).

      SECTION 14.2.  Survival of Agreements, etc.  All representations,
                     ---------------------------
warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the obligations of the parties under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Lease and any of the other Operative Documents, the transfer of the interest in the Leased Property to or by Lessor as provided herein or in any of the other Operative Documents (and shall not be merged into any conveyance or transfer document), any disposition of any interest of Lessor in the Leased Property, the purchase and sale of the Certificates, payment therefor and any disposition thereof, and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. If any right or option of Lessee provided in this Lease would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgement and delivery of this Lease.

      SECTION 14.3.  Applicable Law.  THIS LEASE AND THE RIGHTS AND OBLIGATIONS
                     --------------
OF THE PARTIES UNDER THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE (EXCEPT THAT MATTERS RELATING TO THE VALIDITY OF THE LIEN CREATED HEREBY AND THE EXERCISE OF REMEDIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA).

      SECTION 14.4.  Effect and Modification of Lease and Other Operative
                     ----------------------------------------------------
Documents.  This Lease exclusively and completely states the rights of Lessor
---------
and Lessee with respect to the leasing during the term of this Lease of the Leased Property and supersedes all prior agreements, oral or written, with respect thereto. Neither this Lease nor any of the other Operative Documents nor any of the terms hereof or thereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to Lessor, the Certificate Purchasers and Lessee. Lessor and Lessee shall not amend, modify or supplement the Lease without the written consent of the Required Certificate Purchasers; and without the prior written consent of each Certificate Purchaser, Lessor shall not:

           (a)  modify any of the provisions of this Section 14.4 or change the
                                                     ------------
definition of "Required Certificate Purchasers", or modify or waive any provision of any Operative Document requiring action by all of the Certificate Purchasers, or release any collateral (except as otherwise specifically provided in any Operative Document);

           (b) reduce the amount or change the time of payment of any Certificate Purchaser Amount or any Yield Amount owing or payable on any Certificate, as applicable, or modify any of the provisions of Article III of the Trust Agreement;

           (c) modify, amend, waive or supplement any of the provisions of Sections 2, 9, 11.1 or 11.6;
----------  -  ----    ----

           (d) reduce, modify, amend or waive any indemnities in favor of any Certificate Purchaser;

           (e) reduce the amount or change the time of payment of Rent or the Lease Balance;

           (f) consent to any assignment of the Lease releasing Lessee from its obligations to pay Rent or the Lease Balance or changing the absolute and unconditional character of such obligations; or

           (g) permit the creation of any interest in or Lien on the Trust Estate or any part thereof except as contemplated by the Operative Documents, or deprive any Certificate Purchaser of the benefit of the Lien secured by the Trust Estate.

      SECTION 14.5.  Notices.  Unless otherwise specified herein, all notices,
                     -------
requests, demands or other communications to or upon the respective parties hereto shall be by letter, facsimile (with telephonic confirmation of receipt) or bank wire and shall be deemed to have been given (i) in the case of notice by letter addressed as provided on Schedule I delivered (a) by hand or by overnight
                                ----------
courier, the earlier of when delivered to the addressee if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter or (b) by registered or certified mail, postage prepaid, return receipt requested, on the date of receipt thereof, as evidenced by the return receipt, and (ii) in the case of notice by facsimile or bank wire, when transmitted during business hours on a Business Day and, if not transmitted during business hours on a Business Day, the first Business Day thereafter, addressed as provided on Schedule I, or to such other address as any of the
                         ----------
parties hereto may designate by ten (10) days' prior written notice. Copies of all notices given by facsimile or bank wire shall be contemporaneously sent by overnight courier.

      SECTION 14.6.  Counterparts.  This Lease has been executed in several
                     ------------
counterparts. One counterpart has been prominently marked "THIS COUNTERPART IS ORIGINAL EXECUTED COUNTERPART NO. 1". Only the counterpart marked "THIS COUNTERPART IS ORIGINAL EXECUTED COUNTERPART NO. 1" shall evidence a monetary obligation of Lessee or shall be deemed to be an original or to be chattel paper for purposes of the UCC, and such copy shall be held by Lessor.

      SECTION 14.7.  Severability.  Whenever possible, each provision of this
                     ------------
Lease shall be interpreted in such manner as to be effective and valid under Applicable Law; but if any provision of this Lease shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.

      SECTION 14.8.  Successors and Assigns.  This Lease shall be binding upon
                     ----------------------
the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      SECTION 14.9.  Parties in Interest.  Except as expressly provided herein,
                     -------------------
none of the provisions of this Lease is intended for the benefit of any Person except the parties hereto, their successors and permitted assigns; provided,
                                                                   --------
that each of Lessor and Lessee agrees that the Certificate Purchasers shall benefit from all of the provisions of this Lease applicable to them.

      SECTION 14.10.  Brokers.  Lessee, each Certificate Purchaser and Lessor
                      -------
represents to the others that it has not retained or employed any broker, finder or financial advisor other than Corporate National Realty, Inc. to act on its behalf in connection with this Lease, nor has it authorized any other broker, finder or financial adviser retained or employed by any other Person so to act, nor has it incurred any fees or commissions to which Lessor or any Certificate Purchaser might be subjected by virtue of their entering into the Overall Transaction. The sole compensation of Corporate National Realty, Inc. for acting hereunder is the receipt of the amounts, including reimbursement of expenses, provided for or described in the Operative Documents. Any Person who is in breach of this representation shall indemnify and hold the other Persons harmless from and against any liability arising out of such breach of this representation.

      SECTION 14.11.  Limitation of Liability.  It is expressly understood and
                      -----------------------
agreed by the parties hereto that (a) except as otherwise expressly provided herein, this Lease is executed and delivered by Bank, not individually or personally but solely as Certificate Trustee of the Trust, as Lessor, in the exercise of the power and authority conferred and vested in it under the Trust Agreement; (b) except as otherwise expressly provided herein, each of the representations, undertakings and agreements herein made on the part of Lessor is made and intended not as personal representations, undertakings and agreements by Bank but is made and intended for the purpose for binding only Lessor; (c) nothing herein contained shall be construed as creating any liability on Bank, individually or personally (except to the extent specifically agreed in its individual capacity), to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, the Certificate Purchasers and by any other Person claiming by, through or under this Lease; and (d) under no circumstances shall Bank be personally liable for the payment of any indebtedness or expenses of Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Lessor under this Lease or any of the other Operative Documents.

      SECTION 14.12.  Liabilities of the Certificate Purchasers.  No Certificate
                      -----------------------------------------
Purchaser shall have any obligation to any other Certificate Purchaser or to Lessee or Lessor with respect to the Overall Transaction except those obligations of such Certificate Purchaser expressly set forth in the Operative Documents or as set forth in the instruments delivered in connection therewith, and no Certificate Purchaser shall be liable for performance by any other Person of such other Person's obligations under the Operative Documents except as otherwise so set forth.

      SECTION 14.13.  Reproduction of Documents.  This Lease and all other
                      -------------------------
Operative Documents, all documents constituting Schedules or Exhibits hereto or thereto, and all documents relating hereto or thereto received by Lessee, Lessor or any Certificate Purchaser, including: (a) consents, waivers and modifications that may hereafter be executed; (b) documents received by the Certificate Purchasers or Lessor in connection with the receipt and/or acquisition of the Leased Property; and (c) financial statements, certificates, and other information previously or hereafter furnished to Lessor or any Certificate Purchaser may be reproduced by the party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each of Lessee, Lessor and each Certificate Purchaser agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

      SECTION 14.14.  Consideration for Consents to Waivers and Amendments.
                      ----------------------------------------------------
Lessee hereby agrees that it will not, and that it will not permit any of its Affiliates to, offer or give any consideration or benefit of any kind whatsoever to any Certificate Purchaser in connection with, in exchange for, or as an inducement to, such Certificate Purchaser's consent to any waiver in respect of, any modification or amendment of, any supplement to, or any other consent or approval under, any Operative Document unless such consideration or benefit is offered ratably to all Certificate Purchasers.

      SECTION 14.15. SUBMISSION TO JURISDICTION.  LESSEE, EACH CERTIFICATE
                     --------------------------
PURCHASER AND THE CERTIFICATE TRUSTEE HEREBY SUBMIT TO THE FULLEST EXTENT PERMITTED BY LAW TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA AND OF ANY COURT OF THE STATE OF

NEW YORK OR THE COMMONWEALTH OF PENNSYLVANIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THE OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. LESSEE, EACH CERTIFICATE PURCHASER AND THE CERTIFICATE TRUSTEE IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THE FOREGOING MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

      SECTION 14.16.  Jury Trial.  EACH OF LESSEE, LESSOR AND EACH CERTIFICATE
                      ----------
PURCHASER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS LEASE OR ANY OTHER OPERATIVE DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS LEASE OR ANY OTHER OPERATIVE DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      SECTION 14.17.  No Merger.  There shall be no merger of this Lease or of
                      ---------
the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee or ground leasehold estate in the Leased Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in Lessor. If the fee simple interest in the Leased Property and the leasehold interest therein shall be held by the same party, the interest of Lessee in the Lease shall not terminate or be merged and the Lease shall remain in full force and effect.

      SECTION 14.18.  Captions; Table of Contents.  Section captions and the
                      ---------------------------
table of contents used in this Lease (including the Schedules, Exhibits and Annexes hereto) are for convenience of reference only and shall not affect the construction of this Lease.

      SECTION 14.19.  Schedules and Exhibits.  The Schedules and Exhibits
                      ----------------------
hereto, along with all attachments referenced in any of such items, are incorporated herein by reference and made a part hereof.

                            [Signature page follows]

   IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement as of the day and year first above written.

[Seal]                               1997-1 VALLEY STREAM TRUST

                                     By:  Wilmington Trust Company, not in
                                          its individual capacity except as
                                          expressly stated herein but solely
                                          as Certificate Trustee, as Lessor

Attest:
                                          By:
-------------------------                    ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

[Seal]                                    IKON OFFICE SOLUTIONS, INC.
                                          (f/k/a Alco Standard Corporation),
                                          as Lessee

Attest:
                                          By:
-------------------------                    ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                            Certificate of Residence
                            ------------------------

     I hereby certify that the precise and complete post office address of the within named mortgagee is 1997-1 Valley Stream Trust, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

                                          1997-1 VALLEY STREAM TRUST

                                          By:  Wilmington Trust Company, not
                                               in its individual capacity but
                                               solely as Certificate Trustee

Attest:
                                          By:
-------------------------                    ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

The undersigned Certificate Purchaser hereby (a) acknowledges its receipt of a copy of this Lease, (b) agrees to accept all of the provisions thereof that are for its benefit as a Certificate Purchaser, (c) agrees to comply with all of the obligations set forth therein as its obligations as a Certificate Purchaser, (d) adopts and ratifies all of the representations, warranties, covenants and other agreements set forth therein as being made by it, and (e) otherwise agrees to be bound by all of the terms and provisions thereof as fully as if it were a party thereto.

Dated:  as of February ___, 1997

                                       SECURITY PACIFIC LEASING CORPORATION


                                       By:
                                          ------------------------------------
                                       Name: Gareld R. Gray II
                                       Title: Vice President

The undersigned Certificate Purchaser hereby (a) acknowledges its receipt of a copy of this Lease, (b) agrees to accept all of the provisions thereof that are for its benefit as a Certificate Purchaser, (c) agrees to comply with all of the obligations set forth therein as its obligations as a Certificate Purchaser, (d) adopts and ratifies all of the representations, warranties, covenants and other agreements set forth therein as being made by it, and (e) otherwise agrees to be bound by all of the terms and provisions thereof as fully as if it were a party thereto.

Dated:  as of February ___, 1997

                                                SUN TRUST BANKS, INC.


                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------

The undersigned Certificate Purchaser hereby (a) acknowledges its receipt of a copy of this Lease, (b) agrees to accept all of the provisions thereof that are for its benefit as a Certificate Purchaser, (c) agrees to comply with all of the obligations set forth therein as its obligations as a Certificate Purchaser, (d) adopts and ratifies all of the representations, warranties, covenants and other agreements set forth therein as being made by it, and (e) otherwise agrees to be bound by all of the terms and provisions thereof as fully as if it were a party thereto.

Dated:  as of February ___, 1997


                                                TORONTO DOMINION BANK


                                                By:
                                                   ---------------------------
                                                Name: Debbie A. Greene
                                                Title: Manager, Credit
                                                       Administration

STATE OF              )
         ----------   )  ss.:
COUNTY OF             )
          ---------

     On the ___ day of February, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared ________________________________, who acknowledged himself to be the
___________________________ of WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Certificate Trustee of 1997-1 Valley Stream Trust, as Lessor, and that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     WITNESS my hand and seal the day and year aforesaid.



                                     ----------------------------
                                             Notary Public


                                     My commission expires:
                                                            --------------

COMMONWEALTH OF                    )
                -----------------  )  ss.:
COUNTY OF                          )
          ------------------

     On the ___ day of February, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared ________________________________, who acknowledged himself to be the
___________________________ of IKON OFFICE SOLUTIONS, INC., an Ohio corporation, and that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     WITNESS my hand and seal the day and year aforesaid.



                                     ----------------------------
                                             Notary Public


                                     My commission expires:
                                                            --------------

                         SCHEDULE I TO LEASE AGREEMENT



1.   Lessor
     ------


Address for all communications (except wire transfers):

     1997-1 Valley Stream Trust
     c/o Wilmington Trust Company
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware 19890-0001
     Attn: Corporate Trust Administration

     Telephone:  (302) 651-8282
     Facsimile:  (302) 651-8882

Address for wire transfers:

     Bank:  Wilmington Trust Company, Wilmington, Delaware

     ABA Routing #: 031100092
     Account #: 41429-0
     Notify: Corporate Trust Administration, Attn: Lori Clayton
     Reference: 1997-1 Valley Stream Trust


2.   Lessee
     ------

Address for all communications (except wire transfers):

     IKON Office Solutions, Inc.
     Treasury Department
     825 Duportail Road
     Wayne, PA  19087
     Attn: J.F. (Jack) Quinn,
           Assistant Treasurer

     Telephone: (610) 993-3684
     Facsimile: (610) 296-3248

3.   Certificate Purchasers
     ----------------------

A.   SECURITY PACIFIC LEASING CORPORATION

Address for all communications (except wire transfers):

     Security Pacific Leasing Corporation
     555 California Street
     4th Floor
     San Francisco, California  94104
     Attn: Kim Lee

     Telephone: (415) 765-7407
     Facsimile: (415) 765-7373

Address for wire transfers:

     Bank:  Bank of America NT & SA, San Francisco Main Branch,
            San Francisco, CA

     ABA Routing #: 121 000 358
     Account #: 14995-50439
     Notify: Richard Walter
     Reference: Security Pacific Leasing Corporation

B.   SUN TRUST BANKS, INC.

Address for all communications (except wire transfers):

     Sun Trust Banks, Inc.
     711 Fifth Avenue
     16th Floor
     New York, New York  10022
     Attn: Maria C. Mamilovich,
           Vice President

     Telephone: (212) 583-2602
     Facsimile: (212) 371-9386

Address for wire transfers:

     Bank:  Sun Trust Bank, Atlanta

     ABA Routing #: 061000104
     Account #: 970100112
     Notify: Kara King, Tel:(404)230-5413, Fax:(404)658-4905
     Reference: IKON Office Solutions, Inc., Attn: Alma Sellars

C.   TORONTO DOMINION BANK

Address for all communications (except wire transfers):

     For credit related matters
     --------------------------
     The Toronto-Dominion Bank
     31 West 52nd Street
     New York, New York  10019
     Attn: Douglas J. Weir,
           Manager-Corporate Finance

     Telephone: (212) 468-0575
     Facsimile: (212) 262-1926

     For administrative matters (rate settings, fundings, payments, etc)
     -------------------------------------------------------------------
     The Toronto-Dominion Bank
     909 Fannin Street, 17th Floor
     Houston, Texas 77379
     Attn: Debbie A. Greene
     Manager, Credit Administration

     Telephone: (713) 653-8245
     Facsimile: (713) 951-9921

Address for wire transfers:

     Bank: Bank of America National Trust and Savings Association,
           New York, New York
     ABA Routing #: 026009593
     Account #: Toronto Dominion Bank, Houston
     Notify: 6550-6-52270
     Reference: 1997-1 Valley Stream Trust

                        SCHEDULE II TO LEASE AGREEMENT


                            Description of the Land
                            -----------------------

                        SCHEDULE III TO LEASE AGREEMENT


                            Plans and Specifications
                            ------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----
SECTION 1.     DEFINITIONS  ................................................  1

SECTION 2.     DISBURSEMENT DATE, ADVANCE DATES; FUNDINGS
                 AND LEASE; GENERAL PROVISIONS.............................. 24
SECTION 2.1.   Documentation Date........................................... 24
SECTION 2.2.   Initial Advance Date......................................... 24
SECTION 2.3.   Fundings..................................................... 24
SECTION 2.4.   Application of Funds; Purchase and Lease
                 of Leased Property......................................... 25
SECTION 2.5.   Advance Date Notices and Closings............................ 26
SECTION 2.6.   Postponement of Advance Date................................. 27
SECTION 2.7.   Certificate Purchasers' Instructions to Lessor............... 27
SECTION 2.8.   Payments to Certificate Purchasers........................... 27
SECTION 2.9.   Nature of Transaction........................................ 28
SECTION 2.10.  Waivers...................................................... 29
SECTION 2.11.  Legal and Tax Representation................................. 29
SECTION 2.12.  Computations................................................. 30
SECTION 2.13.  Certificates; Notations...................................... 30
SECTION 2.14.  Commitment Fee............................................... 30

SECTION 3.     CONDITIONS PRECEDENT......................................... 31
SECTION 3.1.   Conditions to Initial Advance Date........................... 31
SECTION 3.2.   Conditions to Construction Advance Dates
                 for Construction Costs..................................... 38
SECTION 3.3.   Conditions to Final Construction Advance..................... 40

SECTION 4.     LEASE TERM, RENT AND PAYMENT................................. 41
SECTION 4.1.   Lease of Leased Property..................................... 41
SECTION 4.2.   Lease Term................................................... 41
SECTION 4.3.   Lease Renewal................................................ 41
SECTION 4.4.   Rent Payments................................................ 44
SECTION 4.5.   Supplemental Rent............................................ 44
SECTION 4.6.   Place and Manner of Payment.................................. 45
SECTION 4.7.   Utility Charges.............................................. 45
SECTION 4.8.   Enjoyment.................................................... 45
SECTION 4.9.   Net Lease.................................................... 45
SECTION 4.10.  No Termination or Abatement.................................. 47

SECTION 5.     MAINTENANCE AND REPAIR; ALTERATIONS AND
                 ADDITIONS; LIENS; ASSIGNMENT AND
                 SUBLETTING; EASEMENTS...................................... 47
SECTION 5.1.   Maintenance and Repair; Compliance With Law.................. 47
SECTION 5.2.   Alterations.................................................. 48
SECTION 5.3.   Title to Alterations......................................... 49
SECTION 5.4.   Maintenance and Repair Reports............................... 50
SECTION 5.5.   Permitted Contests........................................... 51
SECTION 5.6.   Use.......................................................... 51
SECTION 5.7.   Liens........................................................ 52
SECTION 5.8.   Inspection................................................... 52

                                TABLE OF CONTENTS
                                -----------------
                                    (cont'd)

                                                                           Page
                                                                           ----
SECTION 5.9.   Assignment and Subletting.................................... 52
SECTION 5.10.  Easements.................................................... 53

SECTION 6.     RISK OF LOSS; INSURANCE...................................... 55
SECTION 6.1.   Event of Loss; Condemnation or Casualty...................... 55
SECTION 6.2.   Application of Payments Relating to an
                 Event of Loss.............................................. 56
SECTION 6.3.   Application of Certain Payments Relating
                 to a Condemnation.......................................... 56
SECTION 6.4.   Casualty..................................................... 56
SECTION 6.5.   Negotiations................................................. 57
SECTION 6.6.   No Rent Abatement............................................ 57
SECTION 6.7.   Required Coverages........................................... 57
SECTION 6.8.   Delivery of Insurance Certificates........................... 59

SECTION 7.     INDEMNITIES  ................................................ 59
SECTION 7.1.   General Indemnification...................................... 59
SECTION 7.2.   General Tax Indemnity........................................ 61
SECTION 7.3.   Withholding Tax Exemption.................................... 64
SECTION 7.4.   Excessive Use Indemnity...................................... 65
SECTION 7.5.   After-Tax Basis.............................................. 65
SECTION 7.6.   Proceedings in Respect of Claims............................. 66
SECTION 7.7.   Funding Losses............................................... 67
SECTION 7.8.   Increased Cost............................................... 68
SECTION 7.9.   LIBO Rate Illegal, Unavailable or Impracticable.............. 70
SECTION 7.10.  Indemnity Payments in Addition to Lease
                 Obligations................................................ 72

SECTION 8.     EVENTS OF DEFAULT; REMEDIES.................................. 72
SECTION 8.1.   Events of Default............................................ 72
SECTION 8.2.   Remedies..................................................... 75
SECTION 8.3.   Proceeds of Sale; Deficiency................................. 78
SECTION 8.4.   Grant and Foreclosure on Lessee's Estate..................... 79
SECTION 8.5.   Remedies Cumulative; No Waiver; Consents..................... 80
SECTION 8.6.   Power of Attorney............................................ 80

SECTION 9.     LEASE TERMINATION............................................ 81
SECTION 9.1.   End of Term Options.......................................... 81
SECTION 9.2.   Election of Options.......................................... 82
SECTION 9.3.   Sale Option Procedures....................................... 83
SECTION 9.4.   Appraisals................................................... 84
SECTION 9.5.   Return of Leased Property.................................... 84
SECTION 9.6.   Early Termination............................................ 85

SECTION 10.    REPRESENTATIONS AND WARRANTIES............................... 85
SECTION 10.1.  Representations and Warranties of Lessee..................... 85
SECTION 10.2.  Representations and Warranties of each
                 Certificate Purchaser...................................... 95
SECTION 10.3.  Representations and Warranties of Lessor..................... 95
SECTION 10.4.  Representations and Warranties of Bank....................... 97

                                TABLE OF CONTENTS
                                -----------------
                                    (cont'd)

                                                                           Page
                                                                           ----
SECTION 10.5.    Representations and Warranties of
                   Certificate Trustee.....................................  98
SECTION 10.6.    Representations of Lessee with Respect to
                   Each Advance............................................  99

SECTION 11.      COVENANTS................................................. 100
SECTION 11.1.    Covenants of Lessee....................................... 100
SECTION 11.2.    Taxes..................................................... 107
SECTION 11.3.    Compliance with Laws...................................... 107
SECTION 11.4.    Employee Benefit Plans.................................... 108
SECTION 11.5.    Covenants of Lessor and Certificate Purchasers............ 108
SECTION 11.6.    Restrictions on and Effect of Transfer.................... 110
SECTION 11.7.    Future Certificate Purchasers............................. 113
SECTION 11.8.    Covenants of Bank......................................... 113

SECTION 12.      ASSIGNMENT BY LESSOR...................................... 113

SECTION 13.      GRANT OF SECURITY INTEREST................................ 114
SECTION 13.1.    Grant of Security Interest................................ 114
SECTION 13.2.    Retention of Proceeds..................................... 114

SECTION 14.      MISCELLANEOUS PROVISIONS.................................. 114
SECTION 14.1.    Payment of Transaction Costs and Other Costs.............. 114
SECTION 14.2.    Survival of Agreements, etc............................... 115
SECTION 14.3.    Applicable Law............................................ 115
SECTION 14.4.    Effect and Modification of Lease and
                   Other Operative Documents............................... 116
SECTION 14.5.    Notices................................................... 117
SECTION 14.6.    Counterparts.............................................. 117
SECTION 14.7.    Severability.............................................. 117
SECTION 14.8.    Successors and Assigns.................................... 117
SECTION 14.9.    Parties in Interest....................................... 117
SECTION 14.10.   Brokers................................................... 117
SECTION 14.11.   Limitation of Liability................................... 118
SECTION 14.12.   Liabilities of the Certificate Purchasers................. 118
SECTION 14.13.   Reproduction of Documents................................. 118
SECTION 14.14.   Consideration for Consents to Waivers and
                   Amendments.............................................. 119
SECTION 14.15.   SUBMISSION TO JURISDICTION................................ 119
SECTION 14.16.   Jury Trial................................................ 119
SECTION 14.17.   POWER TO CONFESS JUDGMENT................................. 120
SECTION 14.18.   POWER TO EXECUTE ON A JUDGMENT WITHOUT HEARING............ 120
SECTION 14.19.   No Merger................................................. 120
SECTION 14.20.   Captions; Table of Contents............................... 120
SECTION 14.21.   Schedules and Exhibits.................................... 120

Schedule I Addresses for Payment and Other Communications to all Parties

Schedule II     Description of the Land

Schedule III    Plans and Specifications

Exhibit A       Form of Bill of Sale
Exhibit B       Form of Deed
Exhibit C       Form of Memorandum of Lease
Exhibit D       Form of Trust Agreement
Exhibit E       Form of [Initial] [Completion] Advance Date Notice
Exhibit F       Schedule of Filings and Recordings
Exhibit G       Form of Environmental Certificate
Exhibit H       Form of Opinion of General Counsel to Lessee
Exhibit I       Form of Opinion of Local Counsel
Exhibit J       Form of Officer's Certificate of Lessee
Exhibit K-1     Form of Officer's Certificate of Lessor
Exhibit K-2     Form of Officer's Certificate of Certificate Trustee
Exhibit L       Form of Officer's Certificate of Bank
Exhibit M       Form of Architect's Certificate
Exhibit N       Schedule of Government Actions
Exhibit O       Schedule of Pending Investigations
Exhibit P       Form of Investor's Letter
Exhibit Q       Purchase Agreement